                                                                   EXHIBIT 10.43

                             SETTLEMENT AGREEMENT
                             --------------------


     This Settlement Agreement (this "Agreement") is made and entered into as
                                      ---------
of the ___ day of April, 1997, by and among Jayhawk Acceptance Corporation (the "Debtor"), Fleet Capital Corporation ("Fleet"), and Carl H. Westcott
 ------                                -----
("Westcott").
 ----------

                                   RECITALS
                                   --------

     A. The Debtor and Fleet entered into that certain Loan and Security Agreement, dated April 4, 1995, as amended by various amendments numbered First through Seventh (as amended, the "Pre-Petition Loan Agreement"), pursuant to
                                  ---------------------------
which Fleet made available to the Debtor a credit facility in an amount up to $65,000,000, subject to certain terms and conditions.

     B. On February 7, 1997 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"), the Debtor filed its
                                     -------------
Chapter 11 voluntary petition pursuant to 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code") as Case No. 397-31261-SAF-11 (the "Bankruptcy Case") in the
 ---------------                                      ---------------
United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"). The Debtor has continued to operate and
               ----------------
manage its business from such date.

     C. Since the Petition Date, the Debtor and Fleet have had disputes concerning the Debtor's use of Fleet's cash collateral.

     D. On or about February 11, 1997, the Bankruptcy Court entered the Interim Order Authorizing The Use Of Cash Collateral And Providing For Adequate Protection (the "First Interim Cash Collateral Order"), which governed the
                 -----------------------------------
Debtor's use of Fleet's cash collateral for the period from February 7, 1997 through February 28, 1997.

     E. On or about March 14, 1997, the Bankruptcy Court entered the Second Interim Order Authorizing The Use Of Cash Collateral And Providing For Adequate Protection (the "Second Interim Cash Collateral Order"), which governs the
                 ------------------------------------
Debtor's use of Fleet's cash collateral for the period from March 1, 1997 through March 31, 1997.

     F. On or about March 25, 1997, the Bankruptcy Court entered the Third Interim Order Authorizing The Use Of Cash Collateral And Providing For Adequate Protection (the "Third Interim Cash Collateral Order"), which governs the
                 -----------------------------------
Debtor's use of Fleet's cash collateral for the period from April 1, 1997 through April 30, 1997 .

     G. To settle all disputes of the parties hereto, including, but not limited to, those arising from the Debtor's cash collateral motion and Fleet's objections thereto, and to resolve issues addressed in this Agreement regarding the Debtor's plan of reorganization, Fleet, the Debtor, and Westcott have entered into this Agreement.


SETTLEMENT AGREEMENT - PAGE 1
--------------------

                             AGREEMENT OF PARTIES
                             --------------------

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, Fleet, the Debtor, and Westcott intending to be fully bound, agree to the above Recitals and as follows:

     1.   Definitions.  For purposes of this Agreement, the following terms will
          -----------
have the definitions set forth below:

          "Bankruptcy Case" shall have the meaning given it in Recital B.
           ---------------                                     ---------

          "Bankruptcy Court" shall have the meaning given it in Recital B.
           ----------------                                     ---------

          "Cash Collateral Orders" shall mean the First Interim Cash Collateral
           ----------------------
Order, the Second Interim Cash Collateral Order, the Third Interim Cash Collateral Order (each as defined in the Recitals), and the Final Cash Collateral Order.

          "Debtor" shall have the meaning given it in the introductory paragraph
           ------
to this Agreement, and, to the extent that this Agreement refers to the Debtor from and after the Effective Date, the term "Debtor" as used herein shall also
                                             -----
refer to the "Reorganized Debtor."
              ------------------

          "Effective Date" shall have the meaning ascribed to it in the Plan.
           --------------

          "Final Cash Collateral Order" shall mean the Joint Stipulation And
           ---------------------------
Agreed Final Order Authorizing The Use Of Cash Collateral And Providing For Adequate Protection, which shall be in the form attached hereto as Exhibit A, or
                                                                   ---------
as may be modified by the mutual agreement of Fleet and the Debtor.

          "Final Order" shall mean an order of the Bankruptcy Court, as entered
           -----------
by the clerk of the Bankruptcy Court on a docket in, or related to, the Bankruptcy Case, or an order of another court of competent jurisdiction that the Bankruptcy Court has specifically permitted to proceed to enter such order, as entered by the clerk of such court on the appropriate docket (i) as to which the time to appeal or to seek certiorari has expired, and as to which no appeal or petition for certiorari has been timely taken, or (ii) as to which any appeal that has been or may be filed, such appeal or petition has been resolved by the highest court to which the order was appealed or from which certiorari was sought, and the time to appeal or any extension thereof or to seek certiorari of such appellate order has expired.

          "JayMed" shall mean Jayhawk Medical Acceptance Corporation, a Texas
           ------
corporation.

          "Loan Agreement" shall mean a Loan and Security Agreement in the form
           --------------
annexed hereto as  B, or as may be modified by the mutual agreement of Fleet and
                  --
the Debtor.


SETTLEMENT AGREEMENT - PAGE 2
--------------------

          "Loan Documents" shall mean the Note, the Loan Agreement, the Pledge
           --------------
Agreement, the New Guaranty and all other documents executed in connection with or as security for the Note.

          "New Guaranty" shall mean the Limited Guaranty in the form annexed
           ------------
hereto as Exhibit C, or as may be modified by the mutual agreement of Fleet and
          ---------
the Debtor.

          "Note" shall mean the Term Note in the form annexed hereto as Exhibit
           ----                                                         -------
D, or as may be modified by the mutual agreement of Fleet and the Debtor.
-

          "Obligations" shall mean the Debtor's obligations to Fleet under the
           -----------
Pre-Petition Loan Agreement (including the "Obligations", as defined therein), together with the Debtor's and Reorganized Debtor's obligations herein.

          "Participant" shall mean Texas Commerce Bank National Association.
           -----------

          "Petition Date" shall have the meaning given it in Recital B.
           -------------                                     ---------

          "Plan" shall mean a plan of reorganization in the form annexed hereto
           ----
as Exhibit F, or as may be modified by the mutual agreement of Fleet and the
   ---------
Debtor, which is to be filed by the Debtor in the Bankruptcy Case.

          "Plan Confirmation" shall mean confirmation of the Plan by the
           -----------------
Bankruptcy Court in the Bankruptcy Case.

          "Pledge Agreement" shall mean the Pledge Agreement in the form annexed
           ----------------
hereto as Exhibit E, or as may be modified by the mutual agreement of Fleet and
          ---------
the Debtor.

          "Pre-Petition Loan Agreement" shall have the meaning given it in
           ---------------------------
Recital A.
---------

          "Settlement Motion" shall mean a joint motion in the form of Exhibit G
           -----------------                                           ---------
annexed hereto, or as may be modified by the mutual agreement of Fleet and the Debtor, to be filed in the Bankruptcy Court in support of and seeking authorization for the Debtor to enter into and perform its obligations under this Agreement.

          "Settlement Order" shall mean an order approving the Settlement
           ----------------
Motion, which shall be in the form of Exhibit H annexed hereto, or as may be
                                      ---------
modified by the mutual agreement of Fleet and the Debtor.

          "Trust" shall mean the Jayhawk Funding Trust I, a Delaware business
           -----
trust, which is an entity wholly-owned by the Debtor.

          "Westcott Release" shall mean a release executed by Westcott in favor
           ----------------
of Fleet and Participant, which shall be in the form of Exhibit I annexed
                                                        ---------
hereto, or as may be modified by the mutual agreement of Fleet and the Debtor.


SETTLEMENT AGREEMENT - PAGE 3
--------------------

     2.   Plan Confirmation.  The Debtor will seek to obtain Plan Confirmation
          -----------------
as expeditiously as possible, and, in any event, not later than July 31, 1997. Subject to satisfaction of the conditions precedent set forth in Sections 8 and
                                                                 -------- -
9 below, Fleet will support the Plan and vote to accept it. The Debtor shall
-
cause JayMed to support and vote for the Plan.

     3.   Final Cash Collateral Order.  The Debtor and Fleet agree to support
          ---------------------------
and diligently seek approval of the Final Cash Collateral Order.

     4.   Payments.  Prior to the Effective Date, the Debtor shall make to
          --------
Fleet the payments as are provided for in the Third Interim Cash Collateral Order, and, subject to Bankruptcy Court approval, the Final Cash Collateral Order. After the Effective Date, the Debtor shall make to Fleet the payments required by the Note, the other Loan Documents, and the Plan.

     5.   Collateral.  Prior to the Effective Date, the Collateral securing the
          ----------
Obligations shall consist of the property of Debtor described in the Pre-Petition Loan Agreement that was in existence on the Petition Date and such other property of Debtor in which Fleet is accorded a lien pursuant to any of the Cash Collateral Orders. After the Effective Date, the Collateral securing the Obligations shall consist of all of the property described in any of the Loan Documents.

     6.   Reporting. Prior to the Effective Date, the Debtor shall provide to
          ---------
Fleet reports in accordance with Cash Collateral Orders entered in the Bankruptcy Case. After the Effective Date, the Debtor shall provide to Fleet the reports as and when called for by the Loan Documents.

     7.   Loan Documents.  On or before, but effective only on the Effective
          --------------
Date, the Debtor shall execute or cause to be executed and deliver or cause to be delivered to Fleet the Loan Documents and such other instruments, documents, certificates, opinions and assurances as Fleet might reasonably request in connection with the use of Fleet's cash collateral on the basis outlined in the Loan Documents and in connection with the Debtor's authority and capacity to accept the use of Fleet's cash collateral and execute the Loan Documents. Upon the execution, delivery and effectiveness of the Loan Documents, the Loan Documents will constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and will supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect thereto, including specifically, but without limitation, this Agreement.

     8.   Specific Agreements of Westcott.  Prior to, but effective on, the
          -------------------------------
Effective Date, Westcott shall execute and deliver to Fleet the New Guaranty and the Westcott Release. Westcott shall support and vote for the Plan. Westcott shall execute or cause to be executed and deliver or cause to be delivered to Fleet such instruments, documents, certificates, opinions and assurances as Fleet might reasonably request in connection with the foregoing undertakings. Westcott consents to the terms of this Agreement and to the terms of the Plan and the Loan Documents, which are annexed to this Agreement as Exhibits.


SETTLEMENT AGREEMENT - PAGE 4
--------------------

     9.   Conditions Precedent.  Fleet's agreement to support and vote for the
          --------------------
Plan is subject to satisfaction of each of the following conditions precedent:

          (a) The Bankruptcy Court shall have entered the Final Cash Collateral Order on or before April 30, 1997, and it shall have become a Final Order.

          (b) The Debtor shall have filed the Plan on or before April 18, 1997, with all of the Loan Documents appended to a Supplement to the Plan, which will be filed with the Bankruptcy Court simultaneously with the Plan.

          (c) The Plan is not modified or amended without Fleet's prior written consent (which Fleet may give or withhold in its sole discretion).

          (d) The Disclosure Statement shall have been filed on or before April 18, 1997.

          (e) The Debtor shall have filed the Settlement Motion concurrently with its filing of the Plan and shall have diligently and in good faith sought to obtain entry of the Settlement Order.

          (f) Fleet shall have reviewed and approved, in its reasonable discretion, the Final Order Authorizing Debtor's Limited Use Of Cash Collateral Of Prudential Securities Credit Corporation, which will be filed in the Bankruptcy Case.

          (g) No liens or other encumbrances shall have been created on the Collateral securing the Obligations, other than liens and encumbrances in favor of Fleet, the encumbrance in favor of Prudential Securities Credit Corporation ("PSCC") covering the Debtor's interest in the Trust, which
                   ----
     shall secure only the indebtedness of the Debtor owing to PSCC as of the Petition Date.

          (h) JayMed, and any assignee, in whole or in part, of any claim of JayMed in the Bankruptcy Case (including Westcott), shall have voted for and supported the Plan.

          (i) The Disclosure Statement accompanying the Plan shall have been approved by the Bankruptcy Court.

     10.  Certain Representations and Warranties.  As further consideration for
          --------------------------------------
the execution of this Agreement, each party hereby expressly warrants and represents to the other party hereto that before executing this Agreement, each such party has fully informed himself or itself of its terms, contents, conditions and effects; that in executing this Agreement each such party has had the opportunity to seek the benefits and advice of attorneys of its own choosing and has voluntarily executed this Agreement; that no promise or representation, oral or otherwise, has been made to him or it by any other party or anyone acting for any other party, except as is expressly stated in this Agreement and in the instruments referred to herein; and each party fully understands that the considerations mentioned herein, and the receipt of the considerations which


SETTLEMENT AGREEMENT - PAGE 5
--------------------
are herein acknowledged and confessed, are all the considerations that are ever to be given for the release of claims against the other party or parties. Each party further warrants and represents that he or it has made no transfer or assignment of any rights being released hereunder. Each of the parties further warrants and represents that all necessary corporate and board approval has been obtained approving this Agreement. Fleet, Westcott and the Debtor represent and warrant that each one of them has the legal capacity to enter into this Agreement, and this Agreement is binding and enforceable on each one of them in accordance with its terms; provided, however, that this Agreement shall not be binding upon the Debtor, the Debtor's estate or its creditors and other parties until the Settlement Order is entered.

     11.  Time of Essence.  Time is of the essence of this Agreement.
          ---------------

     12.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of Texas and by the laws of the United States of America, which are effective this date.

     13.  Counterparts.  This Agreement may be executed in counterparts, and
          ------------
when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. However, no party shall be required to exhibit or prove all counterparts of the original agreement to make proof of same, rather each counterpart shall constitute an enforceable agreement against the party who has executed the same.

     14.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns hereto.

     15.  Final Agreement.  THIS AGREEMENT, TOGETHER WITH ALL DOCUMENTS OR
          ---------------
PLEADINGS REFERENCED HEREIN OR TO BE EXECUTED IN CONNECTION THEREWITH, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES WITH RESPECT THERETO. NO AMENDMENT, MODIFICATION OR RESCISSION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS SET FORTH IN WRITING SIGNED BY EACH PARTY HERETO.

     16.  JURY TRIAL WAIVER.  EACH OF THE DEBTOR AND WESTCOTT WAIVES THE RIGHT
          -----------------
TO TRIAL BY JURY (WHICH FLEET HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL. EACH OF THE DEBTOR AND WESTCOTT ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO FLEET'S ENTERING INTO THIS AGREEMENT AND THAT FLEET IS RELYING UPON THE FOREGOING WAIVER IN ITS FUTURE DEALINGS WITH THE DEBTOR AND WESTCOTT. EACH OF THE DEBTOR AND WESTCOTT


SETTLEMENT AGREEMENT - PAGE 6
--------------------

WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



                     [This space intentionally left blank.]


SETTLEMENT AGREEMENT - PAGE 7
--------------------

     IN WITNESS WHEREOF, the parties, acting individually or by and through their duly authorized representatives, have executed this Agreement as of the day and year first above written.

                                   JAYHAWK ACCEPTANCE CORPORATION



                                   By:   /s/  Jack T. Smith
                                         ------------------------------------
                                   Title:         President
                                            ---------------------------------
                                   Dated:  April 17, 1997


                                   FLEET CAPITAL CORPORATION



                                   By:   /s/  H. Michael Wills
                                         ------------------------------------
                                   Title:         Vice President
                                            ---------------------------------
                                   Dated:  April 17, 1997


                                   Carl H. Westcott joins in this Agreement for
                                   the purpose of evidencing his agreement with
                                   the terms and conditions set forth in
                                   Sections 8, 10, 15 and 16 of this Agreement
                                   ----------  --  --     --
                                   and acknowledging accuracy of Recitals.



                                   /s/ Carl H. Westcott
                                   ------------------------------------------
                                   CARL H. WESTCOTT
                                   Dated:  April 17, 1997


EXHIBITS:
--------

A  -    Final Cash Collateral Order
B  -    Loan Agreement
C  -    New Guaranty
D  -    Note
E  -    Pledge Agreement
F  -    Plan
G  -    Settlement Motion
H  -    Settlement Order
I  -    Westcott Release


SETTLEMENT AGREEMENT - PAGE 8
--------------------

STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared H. Michael Wills, known to me to be the person whose name is subscribed to this Settlement Agreement and acknowledged that he is the Vice President of Fleet Capital Corporation and that he is fully authorized to execute this Settlement Agreement for the purposes and consideration expressed herein.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17 day of April, 1997.

                                            /s/ Peggy Sinclair
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        in and for the State of Texas

My Commission Expires:

        9/22/97
------------------------



STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Jack
T. Smith, known to me to be the person whose name is subscribed to this Settlement Agreement and acknowledged that he is the President of Jayhawk Acceptance Corporation and that he is fully authorized to execute this Settlement Agreement for the purposes and consideration expressed herein.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17 day of April, 1997.

                                            /s/ Peggy Sinclair
                                        --------------------------------------
                                        NOTARY PUBLIC
                                        in and for the State of Texas

My Commission Expires:

       9/22/97
----------------------


SETTLEMENT AGREEMENT - PAGE 9
--------------------

STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     BEFORE ME, the undersigned authority, on this day personally appeared Carl
H. Westcott, known to me to be the person whose name is subscribed to this Settlement Agreement and acknowledged that he is Carl H. Westcott and that he is executing this Settlement Agreement for the purposes and consideration expressed herein.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17 day of April, 1997.

                                            /s/ Judith Pearce LeDoux
                                        ---------------------------------------
                                        NOTARY PUBLIC
                                        in and for the State of Texas

My Commission Expires:

     12/16/2000
---------------------


SETTLEMENT AGREEMENT - PAGE 10
--------------------

                                   EXHIBIT A
                                   ---------
                                      to
                             Settlement Agreement

                          Final Cash Collateral Order
                          ---------------------------

                                  [Attached.]


EXHIBIT A - PAGE 1
---------

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

IN RE:                        (S)
                              (S)
JAYHAWK ACCEPTANCE            (S)    NO. 397-31261-SAF-11
CORPORATION,                  (S)
                              (S)    CHAPTER 11
          DEBTOR.             (S)

                   JOINT STIPULATION AND AGREED FINAL ORDER
                    AUTHORIZING THE USE OF CASH COLLATERAL
                     AND PROVIDING FOR ADEQUATE PROTECTION
                     -------------------------------------

          On the ____ day of April, 1997, there came on for consideration the final hearing on the Debtor's Joint Motion To Approve Entry Of Joint Stipulation And Agreed Final Order Authorizing The Use Of Cash Collateral And Providing For Adequate Protection, with respect to the Debtor's request to use cash collateral for the period from and after May 1, 1997 pursuant to the terms hereof (the "Motion"). Fleet Capital Corporation ("Fleet") appeared by and through its
-------                                 -----
counsel, David Weitman, Esq. of the law firm of Hughes & Luce, L.L.P. and C. Edward Dobbs, Esq. of the law firm of Parker, Hudson, Rainer & Dobbs, L.L.P.; the Debtor, Jayhawk Acceptance Corporation (the "Debtor"), appeared by and
                                                 ------
through its counsel, Harry A. Perrin, Esq. of the law firm of Weil, Gotshal & Manges, L.L.P. Counsel for the Debtor and Fleet announced to the Court that parties had reached agreement with respect to issues relating to the Debtor's use of cash collateral of Fleet and Fleet's request for adequate protection thereof, which agreement is set forth hereafter. The Court finds that notice is sufficient and appropriate under the particular circumstances of this case. The Court is advised that Fleet has demanded adequate protection of its interests in its collateral to be used by the Debtor under 11 U.S.C. (S)(S) 361 and 363. The Debtor represented to the Court that it will comply with the terms of this Joint

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 1
-------------------------------------------

Stipulation And Agreed Final Order Authorizing Use Of Cash Collateral And Providing For Adequate Protection (this "Final Cash Collateral Order"). The
                                         ---------------------------
parties hereto stipulate and agree to the terms set forth herein, and the Court finds that there is cause to adopt said stipulation and approve the agreement of such parties. The Court hereby makes the following findings of fact and conclusions of law as set forth below:

                             I.  FINDINGS OF FACT

          1. Appropriate notice and opportunity for hearing have been given for the Motion in accordance with the provisions of (S)(S) 361 and 363 of the Bankruptcy Code. This Court has jurisdiction of this contested matter pursuant to 28 U.S.C. (S) 1334. This is a core proceeding as defined in 28 U.S.C. (S) 157(b)(2)(A), (M), and (O) and is governed by 11 U.S.C. (S)(S) 361 and 363.

          2. On or about February 7, 1997 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"), the Debtor filed
                                               -------------
its voluntary petition under Chapter 11 of the Bankruptcy Code. Since that date, the Debtor has remained in possession of its property and operated its affairs as a debtor-in-possession pursuant to 11 U.S.C. (S)(S) 1107 and 1108.

          3. The Debtor, which is a Texas corporation, is a specialized financial services company, principally engaged in the business of serving automobile dealers in the sub-prime credit market, providing an indirect financing source to buyers of used vehicles with limited access to traditional sources of consumer credit. The Debtor also owns 100% of the shares of Jayhawk Medical Acceptance Corporation ("Jaymed") and Jayhawk Services, Inc.
                                 ------
("Jayserv"), neither of which have filed for bankruptcy protection.  Jaymed is a
  -------
start-up subsidiary in a large new market of purchasing, what the Debtor maintains are, creditworthy receivables from plastic surgeons, other doctors and dentists. The Debtor maintains that Jayserv is the employer of all of the employees of Jaymed and Debtor.

          4. No party disputes that during 1996, Jayhawk completed two securitization transactions, whereby it created Jayhawk Funding Trust I, a Delaware business trust (the "Trust"), selling contracts (the "Trust
                              -----                            -----
Contracts") to the Trust having an aggregate principal balance of approximately
---------
$177 million.   The Debtor maintains that the Trust sold approximately $42 million in aggregate principal face amount of notes (the "Series A Notes") to
                                                          --------------
investors in March 1996, and the Trust sold approximately $47.9 million in aggregate principal face amount of notes (the "Series B Notes") to a single
                                               --------------
investor in August 1996.

          5. The Debtor maintains that neither the Trust Contracts nor any collections from such Trust Contracts are property of the estate. The legal and beneficial ownership interest (shares) in the Trust holding the Trust Contracts is owned by the Debtor. The Debtor also services the Trust Contracts owned by the Trust, receiving income in the form of servicing fees.

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 2
-------------------------------------------

          6. The Debtor maintains that Prudential Securities Credit Corporation ("Prudential") holds a valid and properly perfected security
              ----------
interest in the Debtor's legal and beneficial ownership interest (shares) in the Trust and the Trust shares, securing the principal sum of approximately $5 million as of the Petition Date.

          7. The Debtor's operation of its business requires that it use Cash Collateral (as defined below) of Fleet immediately under the terms hereof to preserve the assets of its estate and to enable its operations to continue from and after May 1, 1997. Without the use of its Cash Collateral, the Debtor will suffer irreparable harm.

          8. The Debtor acknowledges the debts owed to Fleet defined as the "Pre-Petition Indebtedness" in Fleet's first objection filed with the Court on February 11, 1997 (hereafter "Fleet Objection 1"), and acknowledges that Fleet
                              -----------------
is oversecured. Fleet maintains that it has a first, valid, prior, and perfected security interest in and lien on the Fleet Collateral (as defined in Fleet Objection 1), and all proceeds thereof, including cash collateral derived therefrom that constitute "cash collateral" within the meaning of 11 U.S.C. (S) 363(a) (subject to the provisions of paragraph 3(f) below, the "Cash
                                                                ----
Collateral"), to secure repayment of the Pre-Petition Indebtedness.
----------

          9. The Debtor admits, acknowledges, and stipulates that the principal amount of the Pre-Petition Indebtedness, as of the Petition Date, owed by the Debtor to Fleet (under the Loan Documents, as defined in Fleet Objection
1) is $63,079,797.34 in unpaid principal, exclusive of accrued but unpaid interest, attorneys' fees, costs and expenses.

          10. Fleet maintains that the Pre-Petition Indebtedness is secured by first, valid, prior, and continuing perfected security interests in and liens on all of the Fleet Collateral and the proceeds and products thereof, all as more fully described in the Loan Documents, and any and all rents, income, or proceeds derived therefrom, and accessions, substitutions, renewals, improvements, replacements, and additions thereto, then owned or thereafter acquired by the Debtor, and all rights and property of any kind forming the subject matter of any of the foregoing existing as of the Petition Date, including the Cash Collateral and all post-petition proceeds and products thereof under 11 U.S.C. (S) 552(b) (collectively, the "Pre- Petition
                                                       -------------
Collateral").  Fleet and the Debtor maintain that the Pre-Petition Indebtedness
----------
is fully secured by the Pre-Petition Collateral. The Pre-Petition Collateral continues to secure the repayment of the Pre-Petition Indebtedness as evidenced by the Loan Documents.

          11. Based upon descriptions of the Pre-Petition Collateral in the parties' pleadings and statements by counsel for the Debtor and for Fleet, the Pre-Petition Collateral includes a large amount of consumer chattel paper, much of which is located in a secure storage facility at Inwood Security Vaults, Inc. Fleet has consented to Debtor's access to the Fleet Collateral and the Post-Petition New Contracts (as defined hereafter) located at the storage facility, subject to the conditions set forth below. Those contracts funded by the Debtor from and after the Petition Date which are funded with any Cash Collateral are hereafter referred to as the "Post-Petition New Contracts." Auto contracts which
                              ---------------------------
the Debtor reported in Fleet's Borrowing Base as Fleet's

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 3
-------------------------------------------
collateral as of the Petition Date, but which the Debtor had not purchased as of the Petition Date, and that are estimated by the Debtor as of the Petition Date to be in the amount of $10 million, less $3.4 million of such auto contracts later unwound by the Debtor, together with auto contracts purchased by the Debtor from the Petition Date through and including February 28, 1997, shall hereafter be referred to, as the "Additional Fleet Contracts." As of this date,
                                  --------------------------
all of the Additional Fleet Contracts have been funded by the Debtor. Hereafter, the term "Existing Fleet Collateral" shall mean the Pre-Petition Collateral,
          -------------------------
 the Post-Petition New Contracts, and the Additional Fleet Contracts, and any "cash collateral" derived therefrom within the meaning of 11 U.S.C. (S) 363(a).

          12. On February 11, 1997, this Court entered a certain Order Authorizing The Use of Cash Collateral And Providing For Adequate Protection (the "First Interim Cash Collateral Order"), which governed the Debtor's use of
      -----------------------------------
Cash Collateral for the period from February 1, 1997 to February 28, 1997.

          13. On or about March 14, 1997, this Court entered a certain Second Interim Order Authorizing The Use of Cash Collateral And Providing For Adequate Protection (the "Second Interim Cash Collateral Order"), which governed the
                 ------------------------------------
Debtor's use of Cash Collateral for the period from March 1, 1997 to March 31, 1997.

          14. On or about March 25, 1997, this Court entered a certain Third Interim Order Authorizing The Use of Cash Collateral And Providing For Adequate Protection (together with the Supplement thereto, collectively, the "Third
                                                                     ------
Interim Cash Collateral Order"), governing the Debtor's use of Cash Collateral
-----------------------------
for the period from April 1, 1997 to April 30, 1997.

          15. The Debtor and Fleet have reached agreement with respect to the Debtor's use of Cash Collateral for the period from and after May 1, 1997 pursuant to the terms set forth herein and in that certain Settlement Agreement, by and among Fleet, the Debtor, and Carl H. Westcott, dated April ___, 1997 (the "Settlement Agreement"); and the Debtor has sought approval from this Court. The
 --------------------
terms and provisions of the Settlement Agreement and the Exhibits thereto are incorporated herein, but the Settlement Agreement is not binding upon the parties thereto unless authorized pursuant to a separate order of this Court.

          16. This Final Cash Collateral Order shall be effective on the date that this Court signs this Final Cash Collateral Order.

          WHEREUPON, the Court makes the following conclusions of law:

                            II.  CONCLUSIONS OF LAW

          A. Fleet, as the holder of a secured claim against the Debtor, is entitled to adequate protection of its interests in the Fleet Collateral under 11 U.S.C. (S)(S) 361 and 363, as provided below.

          B. Fleet agrees that it is adequately protected for the period from and after May 1, 1997 by the provisions of this Final Cash Collateral Order. Fleet should be granted a

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 4
-------------------------------------------
replacement lien in any Post-Petition New Contracts which are funded by the use of its Cash Collateral and should receive the same reports from the Debtor as the Debtor had furnished pre-petition, together with such reports as provided below.

          C. The entry of this Final Cash Collateral Order is in the best interests of the Debtor, its creditors, and its estate, and it is necessary to the continued operations of the Debtor's business.

          BASED UPON THE FOREGOING, it is therefore ORDERED, ADJUDGED, AND
DECREED:

          1. Fleet shall be entitled to all of the benefits, rights, protections, and liens of the First Interim Cash Collateral Order, the Second Interim Cash Collateral Order, and the Third Interim Cash Collateral Order, each of which shall continue in effect in accordance with the terms thereof.

          2. Subject to the limitations and conditions hereof, the Debtor is hereby authorized to use the Cash Collateral in accordance with the provisions set forth in the Budget, with no single line item expenditure to exceed 10% of the Budget amount as of the end of each month. As used herein, the following terms have the following meanings:

               (a)  The term "Budget" means initially, for the first Budget
                              ------
          Period, the budget which is attached to this Final Cash Collateral Order as Exhibit "A" and made a part hereof, and, thereafter, either
                   -----------

                    (i) any future budget that is mutually agreed to by Fleet and the Debtor in writing, or

                    (ii) if no mutual agreement has been reached in writing as of the end of any applicable expiring Budget Period, then such budget that is for substantially the same purposes and in substantially the same amounts for such line items as are set forth in Exhibit "A" attached to this Final Cash Collateral
                        -----------
               Order.

               (b)  The term "Budget Period" means initially the period from and
                              -------------
          after May 1, 1997 through the end of the period provided for in the initial Budget, and, thereafter, the period as may be provided for in any future Budget.

The Debtor shall be entitled to use unspent funds, denominated in the budgets attached to the Second Cash Collateral Order and the Third Interim Cash Collateral Order as "Available for Post-Petition Fundings," for the respective periods from March 1, 1997 to March 31, 1997 and April 1, 1997 to April 30, 1997 for the same purposes during the period from May 1, 1997 to July 31, 1997 in accordance with this Final Cash Collateral Order, in addition to funds in such amounts and for such purposes as provided in the attached Budget, in accordance with the terms hereof. Notwithstanding the foregoing, so long as the Debtor serves as servicing agent for the Trust, the Debtor is further authorized and directed to continue to collect as servicing agent for

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 5
-------------------------------------------
the Trust and segregate and pay over to the Trust all collections attributable to the Trust Contracts.

          3. (a) Subject to subparagraphs 3(e) and 3(f) below, as adequate protection to Fleet and to safeguard Fleet against any diminution in the value of the Pre-Petition Collateral from the use of Cash Collateral, Fleet shall have (in addition to its lien upon the Pre-Petition Collateral as security for its claim against the Debtor) and is hereby granted valid and perfected continuing and replacement security interests and liens in and upon all of the Post-Petition New Contracts and proceeds thereof to the extent of the Cash Collateral expended in purchasing such Post-Petition New Contracts. The Debtor shall provide to Fleet a daily listing of the following:

               (i) all of the Post-Petition New Contracts funded with Cash Collateral;

               (ii) those contracts that are booked or processed by the Debtor and have not been funded (the "Unfunded Contracts");
                                         ------------------

               (iii) those contracts intended by the Debtor to become funded in the future by the Debtor;

               (iv) those contracts intended to become "Unwound Contracts" (as defined below) in the future; and

               (v) those contracts that were pledged as collateral to Fleet as of February 7, 1997.

The Debtor shall separately identify the collections of the Post-Petition New Contracts, and provide to Fleet the quality of information previously required in the form of the Borrowing Base Reports. For the period from and after March 1, 1997, the Debtor shall provide daily to Fleet two (2) separate Borrowing Base
Reports:

               (i) one calculating the Borrowing Base from and after February 28, 1997 with respect to Fleet collateral consisting of the Post-Petition New Contracts (exclusive of the Additional Fleet Contracts); and

               (ii) the other calculating the Borrowing Base with respect to Fleet collateral existing as of February 28, 1997 (inclusive of the Additional Fleet Contracts), with each report not distinguishing whether such contracts have been funded or not funded.

The replacement liens granted hereby are retroactive to the Petition Date. A contract which is unwound by the Debtor (an "Unwound Contract") is a contract
                                             ----------------
which results in the Debtor returning to a dealer a previously tendered installment contract, title, and accompanying documentation for such transaction.

          (b) As further adequate protection for the Debtor's use of Cash Collateral, the Debtor shall pay to Fleet monthly interest as provided below, on the first day of the month. In addition

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 6
-------------------------------------------
to the interest payments, the Debtor shall pay to Fleet, as adequate protection to protect Fleet's interest in the Fleet Collateral, the principal amounts shown below for the periods corresponding thereto. If the Debtor fails to pay for any week the minimum of $500,000 due Fleet for such week as set forth in clause
(iii) below, then the Debtor may not use any Cash Collateral to purchase Post-Petition New Contracts until Fleet is brought current. If the Debtor is more than one weekly payment in arrears, the Debtor's right to use Cash Collateral shall be limited to such amounts as Fleet, in its sole discretion, may authorize the Debtor to use. No Cash Collateral may be used in any month unless during the immediately preceding month Fleet has received all payments of principal and interest required to be paid to Fleet for such preceding month. Fleet's Cash Collateral may be used for pre-petition repossession claims pursuant to a separate Order of this Court providing for same. The Debtor shall make the following payments to Fleet:

               (i)    Interest.  Accrued interest will continue to be paid to
                      --------
          Fleet monthly, in arrears, on the first day of the month, commencing June 1, 1997, at the non-default rate of interest provided in the Loan Documents, without waiver of Fleet's right to assert the default rate of interest as provided in the Loan Documents.

               (ii)   Monthly Principal Amortization. The outstanding
                      ------------------------------
          prinicpal balance of Fleet's claim (which is stipulated by the parties hereto to be $63,079,797.34 in principal amount as of the Petition
          Date) shall be due and payable to Fleet in monthly installments, the aggregate amount of which during any particular month shall be not less than the amount specified for such month as set forth below:


                                                 PER MONTH
               MONTH:                        INSTALLMENT AMOUNT
               ------                        ------------------

               May through July, 1997             $4,000,000
               August, 1997                       $3,500,000
               September, 1997                    $3,250,000
               October and November, 1997         $3,000,000
               December, 1997                     $2,750,000
               January, 1998                      $2,500,000
               February, 1998                     $2,000,000
               March through August, 1998         $3,000,000

               (iii)  Weekly Principal Amortization. Weekly partial payments of
                      -----------------------------
          the principal payment due for any month will be made to Fleet in the amount of $500,000 per week, with the balance of such monthly payment due not later than the end of the month. The foregoing amortization will commence immediately.

               (iv)   Mandatory Prepayments. In addition to the principal
                      ---------------------
          payments provided for above, mandatory prepayments of principal will be due and payable on a quarterly basis, on the 15th day of each March, June, September and December, beginning June 15, 1997. The amount of each mandatory prepayment shall be equal to fifty percent (50%) of

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 7
-------------------------------------------

     Excess Cash Flow as defined below, with the first such payment, if any, for the payment due June 15, 1997 to be placed into a separate segregated, blocked account subject to Fleet's liens, at Texas Commerce Bank, and distributed to Fleet on the earliest to occur of the following:

               (i)    the effective date of the Plan (as defined below),

               (ii)   an Event of Default (as defined below), or

               (iii)  September 15, 1997.

     All such mandatory prepayments for future periods shall be paid to Fleet when due. "Excess Cash Flow" will be measured on a cumulative basis, beginning March 1, 1997 and continuing thereafter, and will consist of all of the "Net Collections" received by the Debtor since March 1, 1997 through the end of the month immediately preceding any principal prepayment due date. As a result of the cumulative aspect of measuring Net Collections, the Debtor will be entitled to a credit to each mandatory prepayment due, which credit will be equal to the amount of mandatory prepayments previously made pursuant to the requirements of this paragraph. In no event, however, will this credit calculation require Fleet to refund any mandatory prepayments by the Debtor. All mandatory prepayments will be applied to principal amounts due in the inverse order of maturity. As used herein, the following terms have the following meanings:

               "Collections" shall mean all interest collections, all principal
                -----------
          collections, all other collections, and all recoveries net of expenses of the each case, from (i) the Debtor's auto contracts owned as of the Petition Date, (ii) the auto contracts owned by the Trust as of the Petition Date, and (iii) the Additional Fleet Contracts.

               "Excess Cash Flow" shall mean the amount, if any, by which actual
                ----------------                                          ------
          Net Collections exceed Projected Net Collections.

               "Gross Collections" shall mean the Collections.
                -----------------

               "Net Collections" shall mean the remainder of (i) Gross
                ---------------
          Collections, less (iii) Collections that are retained by the Trust and not distributed to the Debtor.

               "Projected Gross Collections" shall mean the Debtor's projected
               ---------------------------
          estimate of Gross Collections. The Debtor's projected estimate of such collections is attached to this Final Cash Collateral Order as Exhibit
                                                                         -------
          "C" and made a part hereof.
          ---

               "Projected Net Collections" shall mean the Debtor's projected Net
                -------------------------
          Collections, which form the basis for the calculation of Excess Cash Flow and

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 8
-------------------------------------------
          which are attached to this Final Cash Collateral Order as Exhibit "B"
                                                                    -----------
          and made a part hereof.

          (c) As further adequate protection to Fleet, and as a condition to Debtor's ongoing right to use Cash Collateral, the Debtor agrees to achieve Collections on the Debtor's auto contracts for the three (3)-month period consisting of the calendar month then ended plus the immediately preceding two calendar months (i.e., a rolling three (3)-month period), of not less than eighty-five percent (85%) of Projected Gross Collections for the same rolling three (3)-month period. If a default occurs by reason of a breach of this covenant, then the Debtor will have the opportunity to cure this default for a period of five (5) days from the earlier of the date of actual delivery, or, if
                                                        ------
not delivered as required, the date of required delivery (which date will be not
                                       --------
later than fifteen (15) days after the end of each month), to Fleet of a monthly compliance certificate, executed by the President, Senior Vice President and Chief Financial Officer, or Vice President and Comptroller of the Debtor for the applicable month then ended, by making a prepayment (a "Cure Payment") on the
                                                        ------------
outstanding principal amount of the Fleet indebtedness in an amount equal to the difference between eighty-five percent (85%) of the Projected Gross Collections and the actual amount of Gross Collections. All such prepayments will be
        ------
applied to principal amounts due in the inverse order of maturity. The first measurement of this covenant will be conducted for the three (3) month period that ends on May 31, 1997. This covenant is referred to as the "Gross
                                                                 -----
Collections Covenant."  If the Debtor makes a Cure Payment, as provided above,
--------------------
then, for purposes of subsequent calculations of the Gross Collections Covenant that involve any of the calendar months that were included in the calculation of the Gross Collections Covenant with respect to which a Cure Payment was made, the Collections, as a percentage of Projected Gross Collections, for any of such months, will be deemed to be 85%; it being the intention of the parties to avoid creating a default for a breach of the Gross Collections Covenant that is calculated for a calendar month subsequent to a calendar month for which the Debtor cured a default under the Gross Collections Covenant by making a Cure Payment.

          (d) As of July 31, 1997, and as additional adequate protection to Fleet, cash collateral issues in accordance with the Settlement Agreement, the Debtor has agreed in the Settlement Agreement and by the terms hereof that it will diligently and in good faith seek confirmation of the Debtor's Plan of Reorganization attached to the Settlement Agreement as an exhibit thereto, or as modified by the mutual agreement in writing of Fleet and the Debtor (the "Plan"). Fleet has agreed to support the Plan so long as each of the conditions
 ----
precedent set forth in the Settlement Agreement are satisfied.

          (e) If the effective date of the Plan does not occur on or before July 31, 1997, then Fleet shall have, and the Debtor shall be deemed to have granted to Fleet, a replacement lien on and security interest in the Debtor's legal and beneficial ownership interest in the Trust and the rights to distribution therefrom (subject only to Prudential's existing lien thereon securing its existing indebtedness), to the extent of an amount equal to all Cash Collateral used by the Debtor during the pendency of the Chapter 11 Case and all Cash Collateral on hand as of July 31, 1997, less all adequate protection payments of
                                        ----
principal and interest made to Fleet. Contemporaneously with the Debtor's grant to Fleet of such replacement lien, as provided in the immediately preceding sentence,

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 9
-------------------------------------------

          (i) the Debtor and Fleet shall implement the cash management procedures as contemplated by and provided in Section 5.2.4 of the Loan and Security Agreement to be executed by the Reorganized Debtor and Fleet on or before the effective date of the Plan and in the form attached as Exhibit B to the Settlement Agreement (the "New Fleet Loan Agreement"); and
                                       ------------------------

          (ii) on and after July 31, 1997, the Existing Fleet Collateral shall be deemed, by the terms of this Final Cash Collateral Order, to be replaced by all of the "Collateral" as defined in the New Fleet Loan Agreement (hereinafter the "Reconstituted Fleet Collateral") to secure the Pre-
                       ------------------------------
     Petition Indebtedness, and Fleet shall be deemed to release, by the terms of this Final Cash Collateral Order, its liens on any of the Existing Fleet Collateral that does not constitute Reconstituted Fleet Collateral.

     (f) After July 31, 1997, in the event the Plan does not become effective on or before July 31, 1997, the term "Cash Collateral," as used in this Final Cash Collateral Order, shall mean "cash collateral" within the meaning of 11 U.S.C. (S) 363(a) that is derived from the Reconstituted Fleet Collateral, other than cash distributed to the Debtor's operating account in accordance with subparagraph 3(e)(i) above and Section 5.2.4 of the New Fleet Loan Agreement. On and prior to July 31, 1997, the term "Cash Collateral," as used in this Final Cash Collateral Order, shall mean "cash collateral" within the meaning of 11 U.S.C. (S) 363(a) that is derived from the Existing Fleet Collateral, unless the Plan becomes effective before such date.

     (g) Fleet shall be entitled to all of its rights and protections with respect to the unwinding of contracts as provided in the Second Interim Cash Collateral Order. The Debtor agrees and stipulates that (i) the total amount of unfunded contracts pledged to Fleet as collateral and included in the Borrowing Base as of February 7, 1997 was approximately $10 million; and (ii) of that approximately $10 million amount, approximately $6.6 million of such contracts have now been funded by the Debtor, constitute Post-Petition New Contracts, and are part of Fleet's collateral.

     4. This Final Cash Collateral Order shall be sufficient and conclusive evidence of the priority, perfection, and validity of all of the security interests in and liens upon the property of the estate of the Debtor granted to Fleet as set forth in this Final Cash Collateral Order, and the liens and security interests granted and created herein shall, by virtue of this Final Cash Collateral Order, constitute valid and perfected security interests without the necessity of creating, filing, recording, or serving any financing statements or other documents that might otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect the security interests and liens granted to Fleet in this Final Cash Collateral Order and the Loan Documents. If Fleet shall, in its discretion, elect for any reason to file any such financing statements or other documents with respect to such security interests and liens, the Debtor is authorized and directed to execute, or cause to be executed, all such financing statements or other documents upon Fleet's reasonable request, and the filing, recording, or service thereof (as the case may be) of such financing statements or similar documents shall be deemed to have been made at the time of and on the Petition Date, and the signature(s) of any

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 10
-------------------------------------------
person(s) designated by the Debtor, whether by letter to Fleet or by appearing on any one or more of the agreements or other documents respecting the security interest and lien of Fleet in and upon the Collateral, shall bind the Debtor and its estate. Fleet may, in its discretion, file a certified copy of this Final Cash Collateral Order in any filing or recording office in any county or other jurisdiction in which the Debtor has real or personal property, and, in such event, subject to applicable law, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Final Cash Collateral Order.

     5. Subject to subparagraphs 3(e) and 3(f) above, Inwood Security Vaults, Inc., the Custodian under the Custodial Agreement between the Debtor and Fleet, dated April 6, 1995, is authorized and directed to allow the Debtor to enjoy all privileges it has under said Custodial Agreement to Fleet's collateral held by said Custodian, subject to the following:

          (1) any use or disposition of the Accounts and Auto Titles (as defined in the Custodial Agreement) that are removed from the possession of the Custodian (as defined in the Custodial Agreement) will be solely in accordance with the terms and conditions of the Custodial Agreement;

          (2) the proceeds of any sale or disposition of the Accounts and Auto Titles that are subject to the terms of the Custodial Agreement are, and shall remain Cash Collateral; and

          (3) perfection and priority of Fleet's security interest in and to the Accounts and Auto Titles shall continue and be preserved and maintained, notwithstanding any interruption or lapse of Fleet's perfection that otherwise would occur following any use or disposition of the Accounts or Auto Titles other than as specifically provided in the Custodial Agreement.

     6. (a) The Debtor shall be bound to cooperate immediately with Fleet to provide Fleet not less than two (2) business days after the end of each preceding Friday during the term of this Final Cash Collateral Order with all reports reasonably requested by Fleet, including, without limitation, financial and collateral information, and such information described below. Fleet shall have the right to visit the Debtor's business from time to time during ordinary business hours and conduct audits after reasonable notice and accompanied by an officer of the Debtor. The Debtor shall be bound to provide to Fleet the following:

               (i) on a weekly basis, the Debtor's actual performance and results of operations as compared to its Budget, as to each and every line item on the Budget;

               (ii) management's report and explanation of the variance, if any, from its Budget;

               (iii) copies of all reports made to the United States Trustee, and

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 11
-------------------------------------------

               (iv) any financial records or statements regularly generated in the normal course of its business.

     The Debtor shall continue to be bound to furnish to Fleet reports as it had furnished pre-petition including, without limitation, a daily report of collections and a report in the form attached as Exhibit "B" to the Fleet Objection 1. Each day the Debtor shall provide to Fleet Borrowing Base Reports, including an aging of the auto contracts and accompanied by copies of the underlying work papers which substantiate the numbers on each such report, to the extent provided pre-petition. Not less than fifteen (15) days after the end of each month, the Debtor shall provide to Fleet reports pertaining to Net Collections, Gross Collections, Excess Cash Flow, the Debtor's performance of the Gross Collections Covenant, the monthly static pool analysis, and the payment status of each auto contract (including an aging of each auto contract.) If the Debtor fails to provide timely to Fleet the reports as provided in this paragraph 6(a), the Debtor shall have five (5) business days after written notice from Fleet of such default to cure same and provide such reports to Fleet, but during such period of default, the Debtor shall have no right to use any Cash Collateral.

          (b) The Debtor shall not fund the expenses of Jaymed directly or indirectly through Jayserv.

          (c) Unless authorized pursuant to a separate Order of this Court, the Debtor has no authority to pay pre-petition debts owing to (i) auto repossession contractors, (ii) collection system consultants, or (iii) dealers on account of their Dealer Agreements with the Debtor.

          (d) Unless authorized pursuant to a separate Order of this Court, the Debtor shall not fund any sums for legal, accounting or investment banking services.

     7.   In the event of the occurrence of any of the following:

          (a) the Debtor's violation of any of the terms of this Final Cash Collateral Order;

          (b) conversion of the Chapter 11 case of the Debtor to a case under Chapter 7 of the Bankruptcy Code;

          (c)  the appointment of a trustee pursuant to Section 1104(a)(1) or
     (a)(2) of the Bankruptcy Code in this case;

          (d)  dismissal of the Debtor's Chapter 11 case,

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 12
-------------------------------------------

          (e) failure to file the Plan on or before April 18, 1997, amendment of the Plan in a manner that is unacceptable to Fleet and is inconsistent with the terms of the Settlement Agreement, or withdrawal of the Plan; or

          (f) failure to support and diligently and in good faith seek confirmation of the Plan

(any of the foregoing being referred to in this Final Cash Collateral Order, individually, as an "Event of Default" and, collectively, as "Events of
                     ----------------                         ---------
Default"); then (unless such Event of Default is specifically waived in writing
-------
by Fleet, which waiver shall not be inferred from any other action, inaction, or acquiescence by Fleet) upon or after the occurrence of any of the foregoing,

          (x) with respect to a failure by the Debtor to make timely payments of principal and interest as provided for in paragraphs 3(b) or 3(c) above or timely provide such reports to Fleet as provided in paragraph 6(a) immediately above, the Debtor's breach of its covenants in any of such paragraphs shall result in the immediate cessation of any Cash Collateral use by the Debtor, or

          (y) with respect to any breach of the above Events of Default exclusive of those referred to in the subparagraph (x) above, after Fleet's giving three (3) business days' notice, served by overnight delivery service or telefax upon the Debtor, the Debtor's counsel, counsel to the Unsecured Creditors' Committee, and the United States Trustee, the Debtor shall not use any of the Cash Collateral without further order of the Court, which shall not issue until after notice and a hearing.

Any further order of this Court governing the use of Cash Collateral shall afford adequate protection to Fleet on terms no less favorable than those set forth in this Final Cash Collateral Order.

     8. The provisions of this Final Cash Collateral Order shall inure to the benefit of the Debtor and Fleet and shall be binding upon the Debtor and its successors and assigns, and shall also be binding upon all creditors of the Debtor and other parties in interest from and after the date of the signing of this Final Cash Collateral Order.

     9. Nothing contained herein shall preclude Fleet from making appropriate application or request to the Court for such other relief as shall be necessary to protect adequately its interests, including, without limitation, including, but not limited to, objecting to the Debtor's violation of the terms of this Final Cash Collateral Order and any use of the Cash Collateral after the Budget Period.

     10. Notwithstanding anything to the contrary stated herein, the Debtor's authority to use Cash Collateral shall expire on the earliest to occur of the following:

          (i)   the effective date of the Plan;

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 13
-------------------------------------------

          (ii) the occurrence of an Event of Default not relating to the Debtor's breach of subparagraphs 3(b), 3(c) or 6(a) above, in consequence of which Fleet gives notice pursuant to paragraph 7 of this Final Cash Collateral Order ;

          (iii) the Debtor's failure to pay timely to Fleet all principal and interest as set forth in paragraph 3(b) above, until such default is cured, at which time, if cured, the Debtor may use Cash Collateral without further authorization from this Court;

          (iv) the Debtor's failure to provide timely to Fleet such reports as provided in paragraph 6(a) above in this Order, until such default is cured, at which time, if cured, the Debtor may use Cash Collateral without further authorization from this Court; or

          (v) the Debtor's failure to pay to Fleet the amounts set forth in paragraph 3(c) above and the cure period referred to therein shall have expired, and thereafter until such default is cured, at which time, if cured, the Debtor may use Cash Collateral without further authorization from this Court.

     11. This Court hereby expressly retains jurisdiction over all persons and entities, co-extensive with the powers granted to the United States Bankruptcy Court under the Bankruptcy Code to enforce the terms of this Final Cash Collateral Order and to adjudicate any and all disputes in connection therewith.

     SIGNED this ____ day of April, 1997.


                                        _____________________________
                                        HONORABLE STEVEN A. FELSENTHAL
                                        UNITED STATES BANKRUPTCY JUDGE


EXHIBITS
--------

    A   -   Budget (May, June, July, 1997)
    B   -   Projected Net Collections
    C   -   Projected Gross Collections

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 14
-------------------------------------------

AGREED AS TO FORM AND SUBSTANCE:

HUGHES & LUCE, L.L.P.

By:     /s/ David Weitman
     --------------------
     David Weitman, Esq.
     State Bar No. 21116200
     Marc H. Stone, Esq.
     State Bar No. 00785064

1717 Main Street, Suite 2800
Dallas, Texas  75201
(214) 939-5427
FAX: (214) 939-6100

      - and -

PARKER, HUDSON, RAINER & DOBBS, L.L.P.
C. Edward Dobbs, Esq.
1500 Marquis Two Tower
285 Peachtree Center Avenue, N.E.
Atlanta, Georgia  30303
(404) 523-5300
FAX: (404) 522-8409

ATTORNEYS FOR
FLEET CAPITAL CORPORATION

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 15
-------------------------------------------

WEIL, GOTSHAL & MANGES, L.L.P.

By:    /s/ D. J. Baker
     -----------------
     D. J. Baker, Esq.
     State Bar No. 01566500
     Harry A. Perrin, Esq.
     State Bar No. 15796800

700 Louisiana, Suite 1600
Houston, Texas  77002
(713) 546-5000
FAX:  (713) 224-9511
      - and -
Kelli Walsh, Esq.
100 Crescent Court, Suite 1300
Dallas, Texas  75201
(214) 746-7777
FAX:  (214) 746-7700

ATTORNEYS FOR
JAYHAWK ACCEPTANCE CORPORATION

JOINT STIPULATION AND AGREED FINAL ORDER
AUTHORIZING THE USE OF CASH COLLATERAL, ETC - PAGE 16
-------------------------------------------

                                   EXHIBIT B
                                   ---------
                                      to
                             Settlement Agreement

                                Loan Agreement
                                --------------

                                  [Attached.]


EXHIBIT B - PAGE 1
---------

              __________________________________________________

                        JAYHAWK ACCEPTANCE CORPORATION

              __________________________________________________



              __________________________________________________
              __________________________________________________


                          LOAN AND SECURITY AGREEMENT

                            Dated:  ________, 1997

                                 $____________


              __________________________________________________
              __________________________________________________



              __________________________________________________

                           FLEET CAPITAL CORPORATION
              __________________________________________________

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
SECTION 1. TERM LOAN..........................................     1
 1.1 Term Loan................................................     1
 1.2 Use of Proceeds..........................................     1

SECTION 2. INTEREST, FEES AND CHARGES.........................     1
 2.1 Interest.................................................     1
 2.2 Computation of Interest..................................     3
 2.3 Reimbursement of Expenses................................     3
 2.4 Bank Charges.............................................     3

SECTION 3. LOAN ADMINISTRATION................................     3
 3.1 Payments.................................................     3
 3.2 Application of Payments and Collections..................     5
 3.3 Loan Account.............................................     5
 3.4 Statements of Account....................................     5

SECTION 4. SECURITY INTERESTS.................................     6
 4.1 Security Interest in Collateral..........................     6
 4.2 Lien Perfection; Further Assurances......................     6

SECTION 5. COLLATERAL ADMINISTRATION..........................     7
 5.1 General..................................................     7
 5.2 Administration of Contracts..............................     8
 5.3 Administration of Equipment..............................    10
 5.4 Payment of Charges.......................................    10
 5.5 Permitted Liens on Servicing Equipment...................    11

SECTION 6. REPRESENTATIONS AND WARRANTIES.....................    11
 6.1 General Representations and Warranties...................    11
 6.2 Continuous Nature of Representations and Warranties......    15
 6.3 Survival of Representations and Warranties...............    15

SECTION 7. COVENANTS AND CONTINUING AGREEMENTS................    15
 7.1 Affirmative Covenants....................................    15
 7.2 Negative Covenants.......................................    19
 7.3 Specific Financial Covenant..............................    20

SECTION 8. CONDITIONS PRECEDENT...............................    21
 8.1 Documentation............................................    21
 8.2 No Default...............................................    22
 8.3 Other Loan Documents.....................................    22
 8.4 Reorganization Plan......................................    22
 8.5 No Litigation............................................    22
 8.6 Costs and Expenses.......................................    22

SECTION 9. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT..    23
 9.1 Events of Default........................................    23
 9.2 Acceleration of the Obligations..........................    25
 9.3 Other Remedies...........................................    25
 9.4 Remedies Cumulative; No Waiver...........................    26

SECTION 10. MISCELLANEOUS.....................................    26
 10.1 Power of Attorney.......................................    26
 10.2 INDEMNITY...............................................    27
 10.3 Modification of Agreement; Sale of Interest.............    28
 10.4 Severability............................................    28
 10.5 Successors and Assigns..................................    29
 10.6 Cumulative Effect; Conflict of Terms....................    29
 10.7 Execution in Counterparts...............................    29
 10.8 Notice..................................................    29
 10.9 Lender's Consent........................................    30
 10.10 Credit Inquiries.......................................    30
 10.11 Time of Essence........................................    30
 10.12 Entire Agreement.......................................    30
 10.13 Interpretation.........................................    30
 10.14 Non-applicability of Article 5069-15.01 et seq.........    30
 10.15 No Preservation or Marshaling..........................    31
 10.16 GOVERNING LAW; CONSENT TO FORUM........................    31
 10.17 WAIVERS BY BORROWER....................................    32
 10.18 WAIVER OF CONSUMER RIGHTS..............................    32
 10.19 ORAL AGREEMENTS INEFFECTIVE............................    32

                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made this ____ day of ______, 1997, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 2711 Haskell Avenue, Suite 2100, LB 21, Dallas, Texas 75204; and JAYHAWK ACCEPTANCE CORPORATION ("Borrower"), a Texas corporation with its chief executive office and principal place of business at 2001 Bryan Tower, Suite 600, Dallas, Texas 75201. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

SECTION 1.  TERM LOAN

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make available upon Borrower's request therefor a Term Loan, as follows:

               1.1  Term Loan.  Lender agrees, for so long as no Default or
                    ---------
     Event of Default exists, to make a Term Loan to Borrower, in the principal amount of $____________. This amount represents the unpaid principal amount of sums owing to Lender under the Prior Loan Agreement, which was Sixty-Three Million Seventy-Nine Thousand Seven Hundred Ninety-Seven and 34/100 Dollars ($63,079,797.34), as stipulated in the Final Cash Collateral Order, after giving credit to Borrower for payments in the amount of _________________ Dollars ($________), made by Borrower to Lender under the terms of the Final Cash Collateral Order and other predecessor cash collateral orders entered in the Bankruptcy Proceedings.

          1.2  Use of Proceeds.  The Term Loan shall be used solely for the
               ---------------
satisfaction of existing Indebtedness of Borrower to Lender under the Prior Loan Agreement, as of the Closing Date.

SECTION 2.  INTEREST, FEES AND CHARGES

     2.1  Interest.
          --------

          2.1.1     Rate of Interest.  Interest shall accrue on the principal
                    ----------------
amount of the Term Loan outstanding at the end of each day at a fluctuating rate per annum (the "Applicable Annual Rate") equal to the Base Rate. The Applicable
                ----------------------
Annual Rate shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

          2.1.2     Default Rate of Interest.  Upon and after the occurrence of
                    ------------------------
an Event of Default, and during the continuation thereof, the principal amount of the Term Loan shall bear interest at a rate per annum equal to 2.00% above the Applicable Annual Rate or other applicable rate of interest (the "Default
                                                                      -------
Rate").
----

LOAN AND SECURITY AGREEMENT - Page 1
---------------------------

          2.1.3     Maximum Rate of Interest.  Notwithstanding the foregoing,
                    ------------------------
(i) if at any time the amount of interest computed as provided in the Loan Documents would exceed the amount of such interest computed upon the basis of the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate"), the interest
                                         ------------------
payable under this Agreement shall be computed upon the basis of the Maximum Legal Rate, but any subsequent reduction in the Applicable Annual Rate, Default Rate or other rate, as applicable, shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Agreement equals the total amount of interest which would have accrued if such interest had been at all times computed solely as provided in the Loan Documents; and (ii) unless preempted by federal law, the Applicable Annual Rate, Default Rate or other rate, as applicable, from time to time in effect hereunder may not exceed the "indicated ceiling rate" from time to time in effect under Tex. Rev. Civ. Stat. Ann. art 5069-1.04(c) (Vernon 1987). If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Agreement than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable upon demand.

          2.1.4     Excess Interest.  No agreements, conditions, provisions or
                    ---------------
stipulations contained in this Agreement or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other Loan Document, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, interest exceeding the Maximum Legal Rate. In no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ("Excess"), Borrower acknowledges and
                                   ------
stipulates that any such contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be
             ---- ----
applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Base Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Agreement, Borrower covenants that the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with the Loan Documents shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement and the Term Loan.

LOAN AND SECURITY AGREEMENT - Page 2
---------------------------

     2.2  Computation of Interest.  Interest hereunder shall be calculated
          -----------------------
daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) 1 Business Day after receipt by Lender of such items in Lender's account located in Chicago, Illinois.

     2.3  Reimbursement of Expenses.  If, at any time or times regardless of
          -------------------------
whether or not an Event of Default then exists, Lender incurs reasonable and necessary legal or accounting expenses or any other costs or out-of-pocket expenses (other than Lender's overhead expenses) in connection with the negotiation and preparation of any amendment of or modification of this Agreement or any of the other Loan Documents;, then all such legal and accounting expenses, other costs and out of pocket expenses of Lender (other than Lender's overhead expenses) shall be charged to Borrower). For purposes of the immediately preceding sentence, overhead expenses shall mean labor and material costs of Lender not directly related to the negotiation, preparation and administration of this Agreement, the other Loan Documents and/or any amendment thereto. If, upon the occurrence and during the continuance of an Event of Default, Lender incurs reasonable and necessary legal or accounting or any other costs or out-of-pocket expenses in connection with (i) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (ii) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (iii) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral;, then all such legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrower. To the extent not paid as required by Sections 7.1.11 or
                                                           ---------------
8.6, all amounts chargeable to Borrower under this Section 2.3 shall be
---                                                -----------
Obligations secured by all of the Collateral and shall be payable to Lender within 30 days of Borrower's receipt of an invoice with respect to such charges. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in
Section 5 hereof.
---------

     2.4  Bank Charges.  Borrower shall pay to Lender any and all fees, costs or
          ------------
expenses which Lender pays to a bank or other similar institution arising out of or in connection with the depositing for collection, by Lender, of any check or item of payment received or delivered to Lender on account of the Obligations.

SECTION 3.  LOAN ADMINISTRATION

     3.1  Payments.  The Obligations shall be payable as follows:
          --------

          3.1.1     Principal.  From and after the Effective Date, principal
                    ---------
payable on account of Term Loan shall be payable by Borrower to Lender in installments, on the last day of each calendar month, the amount of which is due for any particular month being equal to the amount specified for such month as set forth below (exclusive of the mandatory prepayments required by

LOAN AND SECURITY AGREEMENT - Page 3
---------------------------

Section 3.1.3, but without duplication of amounts paid in accordance with the
-------------
Final Cash Collateral Order);

                                       AGGREGATE INSTALLMENTS
                                       ----------------------
                    MONTH:                   PER MONTH:
                    ------                   ----------
          [June] through July, 1997          $4,000,000
          August, 1997                       $3,500,000
          September, 1997                    $3,250,000
          October and November, 1997         $3,000,000
          December, 1997                     $2,750,000
          January, 1998                      $2,500,000
          February, 1998                     $2,000,000
          March through August, 1998         $3,000,000

All outstanding principal shall be due and payable on September 1, 1998 (the "Maturity Date"). In addition, principal payable on account of the Term Loan shall be payable by Borrower to Lender immediately upon the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations.

          3.1.2     Interest.  Interest accrued on the Term Loan shall be due on
                    --------
(i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, and (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations.

          3.1.3     Mandatory Prepayments of Principal.
                    ----------------------------------

                    (a)  In addition to principal payments provided in Section
     3.1.1 above, Borrower shall make mandatory prepayments of principal on a quarterly basis, on the 15th day of each March, June, September and December, beginning June 15, 1997. The amount of each mandatory prepayment shall be equal to 50% of Excess Cash Flow. Excess Cash Flow will be measured on a cumulative basis, beginning March 1, 1997 and continuing thereafter, and will consist of all Net Collections received by Borrower since March 1, 1997 through the end of the month immediately preceding any principal prepayment due date. As a result of the cumulative aspect of measuring Net Collections, Borrower will be entitled to a credit to each mandatory prepayment due, which credit will be equal to the amount of mandatory prepayments previously made by Borrower pursuant to the requirements of this Section 3.1.3 or the Final Cash Collateral Order. In no event, however, will this credit calculation require Lender to refund any prepayments by Borrower. All mandatory prepayments will be applied to principal payments due under the Term Loan in inverse order of maturity.

                    (b) In the event that the Effective Date has not occurred on or before June 1, 1997, then the mandatory prepayment of 50% of Excess Cash Flow that otherwise would be paid to Lender on June 15, 1997 shall be paid into escrow in accordance with

LOAN AND SECURITY AGREEMENT - Page 4
---------------------------
     the provisions of the Final Cash Collateral Order. Upon the occurrence of the earlier of the Effective Date or September 15, 1997, the funds in the escrow shall be released and paid to Lender.

          3.1.4     Voluntary Prepayments of Principal.  Borrower may make
                    ----------------------------------
voluntary prepayments of principal, without penalty, at the option of Borrower. All voluntary prepayments will be applied to principal payments due under the Term Loan in inverse order of maturity.

          3.1.5     Costs, Fees and Charges.  Costs, fees and charges payable
                    -----------------------
pursuant to this Agreement (other than those specifically mentioned above in this Section 3) shall be payable by Borrower, to Lender or to any other Person
     ---------
designated by Lender in writing, within 30 days after the date of Lender's invoice or other written notice thereof to Borrower.

          3.1.6     Other Obligations.  The balance of the Obligations requiring
                    -----------------
the payment of money, if any (other than those specifically mentioned above in this Section 3), shall be payable by Borrower to Lender, within 30 days of the
     ---------
date of Lender's invoice or other written notice thereof to Borrower.

     3.2  Application of Payments and Collections.  All items of payment
          ---------------------------------------
received by Lender by 1:00 p.m., Dallas, Texas time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 1:00 p.m., Dallas, Texas time, on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and Collections at any time or times received by Lender from or on behalf of Borrower after the occurrence and during the continuance of an Event of Default, and, subject to the provisions of
Section 5.2.4 of this Agreement, Borrower does hereby irrevocably agree that
-------------
Lender shall have the continuing exclusive right to apply and reapply any and all such payments and Collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records.

     3.3  Loan Account.  Lender shall enter the Term Loan as a debit to the Loan
          ------------
Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.4  Statements of Account. Lender will account to Borrower monthly with a
          ---------------------
statement of the Term Loan, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower absent manifest error unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is received by Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

LOAN AND SECURITY AGREEMENT - Page 5
---------------------------

SECTION 4.  SECURITY INTERESTS

     4.1  Security Interest in Collateral.  To secure the prompt payment and
          -------------------------------
performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

          (i) Pledged Contracts and rights to payment in connection therewith;

          (ii)    Equipment;

          (iii) General Intangibles, excluding, however, Borrower's tax refunds and choses in action that do not relate to the Collateral;

          (iv) the Contribution and Servicing Agreements, and rights to payment in connection therewith;

          (v) Investment Property (as defined in the Code) consisting of Borrower's interest in the Trust;

          (vi) All monies now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

          (vii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (vi) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (viii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (vii) above.

     4.2  Lien Perfection; Further Assurances.  At Lender's request, Borrower
          -----------------------------------
shall execute such UCC-1 financing statements as are required by Lender and such other instruments, assignments or documents as Lender may deem necessary to perfect or continue the perfection of Lender's Lien upon any of the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

LOAN AND SECURITY AGREEMENT - Page 6
---------------------------

SECTION 5.  COLLATERAL ADMINISTRATION

     5.1  General.
          -------

          5.1.1     Location of Collateral.  All Collateral will at all times be
                    ----------------------
kept by Borrower at one or more of the business locations set forth in Exhibit C
                                                                       ---------
hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for removals in connection with dispositions of Equipment that are authorized by Section 5.3.2 hereof.
                                                      --------------------

          5.1.2     Insurance of Collateral.  Borrower shall maintain and pay
                    -----------------------
for insurance upon all Collateral (other than Pledged Contracts) wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. The requirements for such insurance shall be consistent with the insurance that Borrower previously maintained under the terms of the Prior Loan Agreement. In addition, Borrower shall, at its own expense, obtain a security bond covering all of its employees, which are designated by Borrower to deliver to the Custodian and remove from the possession of the Custodian any Pledged Contracts and Auto Titles, in such amounts and with such insurance companies as are reasonably satisfactory to Lender. As with Borrower's insurance, the requirements for a security bond shall be consistent with the security bond that Borrower previously maintained under the terms of the Prior Loan Agreement. Borrower shall deliver copies of the originals of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as loss payee, assignee or additional insured, as appropriate, and as Lender's interests may appear. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same at competitive market rates and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

          5.1.3     Protection of Collateral.  All expenses of protecting,
                    ------------------------
storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

LOAN AND SECURITY AGREEMENT - Page 7
---------------------------

     5.2  Administration of Contracts.
          ---------------------------

          5.2.1     Records and Schedules of Pledged Contracts.  Borrower shall
                    ------------------------------------------
keep accurate and complete records of its Pledged Contracts and all payments and Collections thereon and shall submit to Lender the following:

          (i) on a monthly basis on or before the 15th day of each month from and after the date hereof, or, during the existence of a Default or Event of Default, upon Lender's request, and for such shorter period of time as Lender may request, as the case may be, a summary of Collections and dilutions of Pledged Contracts for the preceding month, in form satisfactory to Lender;

          (ii) on or before the 15th day of each month from and after the date hereof, or, during the existence of a Default or Event of Default, upon Lender's request, and for such shorter period of time as Lender may request, as the case may be, in form acceptable to Lender, a summary of aged Pledged Contracts balances (net of unearned finance charges) of all active Pledged Contracts (i.e., Pledged Contracts not purged, accelerated or otherwise terminated) existing as of the last day of the preceding month, as the case may be; provided that until such time as Lender provides
                                --------
     notice to the contrary, Diminutive Pledged Contracts shall be deemed to be current Pledged Contracts for purposes of preparing of such report; and

          (iii) on or before the 15th day of each month from and after the date hereof, or, during the existence of a Default or Event of Default, upon Lender's request, and for such shorter period of time as Lender may request, as the case may be, in form acceptable to Lender, a "static pool analysis" report in the form attached hereto as Exhibit M; and
                                                     ---------

          (iv) during the existence of a Default or Event of Default, upon Lender's request therefor, copies of computer records pertaining to repayment histories, showing performance by month, delinquencies and Collections, and present status reports relating to the Pledged Contracts and such other matters and information relating to the status of then existing Pledged Contracts as Lender shall reasonably request.

          5.2.2     Taxes.  If a Pledged Contract includes a charge for any tax
                    -----
payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor; provided, however, that
                                                     --------  -------
Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          5.2.3     Pledged Contract Verification.  Upon the occurrence and
                    -----------------------------
during the continuance of a Default or an Event of Default, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Pledged Contracts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

LOAN AND SECURITY AGREEMENT - Page 8
---------------------------

          5.2.4     Maintenance of Clearing Account. Until payment in full of
                    -------------------------------
all Obligations, Borrower shall establish and maintain a procedure for its collections and cash management as follows:

          (a) Clearing Account. Borrower shall maintain a clearing account pursuant to a lockbox arrangement acceptable to Lender with the Lockbox Bank. Borrower shall obtain the agreement by the Lockbox Bank in favor of Lender to waive any offset rights against the funds deposited in such account. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Borrower agrees that withdrawals from the Clearing Account are restricted, depending on the Property that generated the funds deposited in the Clearing Account, and that withdrawals may be made only by way of wire transfer initiated by Borrower and payable only as follows:

                    (i) to Lender, with respect to payments, other remittances and funds constituting Collateral;

                    (ii) to the Trust, with respect to payments, other remittances and funds constituting Property owned by the Trust; and

                    (iii) to Borrower, with respect to payments, other remittances and funds constituting Property other than Property described in clauses (i) and (ii) above.

          (b)       Fleet Account.  Borrower specifically agrees that proceeds
                    -------------
     of the Collateral shall be deposited in the Clearing Account for wire transfer to the Fleet Account, and that, by way of illustration but not in limitation, the following are included within the meaning of proceeds of
     Collateral: (i) Collections, (ii) distributions from the Trust; and (iii) Servicing Fees. Borrower shall initiate by way of wire transfer to the Fleet Account, as collateral for the Obligations, on the first business day following Borrower's receipt thereof, all payments and other remittances constituting the Collateral which are received in the lockbox; provided,
                                                                    --------
     however, that if Borrower receives any payment or other remittance as to
     -------
     which Borrower does not receive therewith, or otherwise have, sufficient information to verify that such payment or other remittance relates to a Pledged Contract, a distribution from the Trust, or a Servicing Fee, then Borrower shall deposit such payment or other remittance in the Fleet Account no later than the second business day after Borrower verifies that such payment or other remittance relates to a Pledged Contract, a distribution from the Trust, or a Servicing Fee.

          (c)       Operating Account.  So long as no Event of Default has
                    -----------------
occurred and is continuing, then Lender will initiate by way of wire transfer, at Borrower's expense, to Borrower's operating account, for Borrower's use, on the next Business Day following Lender's receipt thereof, the payments and other remittances constituting the Collateral that were received as collected funds in the Fleet Account; and Borrower may use and enjoy such funds free and clear of Liens in favor of Lender; Lender being then deemed to have

LOAN AND SECURITY AGREEMENT - Page 9
---------------------------
     released its Lien thereon.  If a Default has occurred and is continuing, then Lender may, at Lender's option, reserve from funds that otherwise would be wired from the Fleet Account to Borrower's operating account, an amount determined by Lender, in its reasonable discretion, to be sufficient to enable Borrower either to cure such Default at or prior to the time such Default becomes an Event of Default or to pay any Obligations that are due or shall become due during any applicable cure or grace period. If an Event of Default has occurred and is continuing, then Lender will have no obligation to transfer any funds from the Fleet Account to Borrower's operating account and, instead, may exercise Lender's remedies in Section 9 with respect to any funds in the Fleet Account.
        ---------

          5.2.5  Collection of Pledged Contracts; Proceeds of Collateral.  To
                 -------------------------------------------------------
expedite collection, Borrower shall endeavor in the first instance to make collection of its Pledged Contracts for Lender. All remittances received by Borrower on account of Pledged Contracts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Clearing Account. Lender retains the right at all times after the occurrence of an Event of Default to notify Account Debtors that Pledged Contracts have been assigned to Lender and to collect Pledged Contracts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

     5.3  Administration of Equipment.
          ----------------------------

          5.3.1  Records and Schedules of Equipment.  Borrower shall keep
                 ----------------------------------
accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with Section
                                                                    -------
5.3.2 hereof, and shall furnish Lender with a current schedule containing the
-----
foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

          5.3.2  Dispositions of Equipment.  Borrower will not sell, lease or
                 -------------------------
otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the
                                             --------  -------
foregoing restriction shall not apply, for so long as no Default or Event of Default exists, and so long as Borrower maintains adequate Servicing Equipment to service and administer the Pledged Contracts in the ordinary course of Borrower's business.

     5.4  Payment of Charges. All amounts chargeable to Borrower under Section 5
          ------------------                                           ---------
hereof shall be Obligations secured by all of the Collateral, shall be payable and shall bear interest from the date such advance was made until paid in full at the rate applicable to the Term Loan from time to time.

     5.5  Permitted Liens on Servicing Collateral. Lender agrees to consent to a
          ---------------------------------------
Lien on all Equipment, General Intangibles, books and records, and related Intellectual Property (collectively, the "Servicing Collateral") in favor of a
                                          --------------------
Person who hereafter extends credit to Borrower for the purpose of financing purchase of Contracts, loans or receivables, and who is not an Affiliate of Borrower, subject to the following terms and conditions:


LOAN AND SECURITY AGREEMENT - Page 10
---------------------------

          (a) each of Lender and such other Person shall have equal access to the Servicing Collateral for purposes of obtaining information regarding the Contracts, loans or receivables, in which such Person has a Lien;

          (b) until the Obligations to Lender and the Indebtedness to such other Person have been paid in full, neither Fleet nor such Person may exercise any foreclosure remedies against the Servicing Collateral to the extent such exercise would interfere with the ability of the other to preserve its interest in the Servicing Collateral;

          (c) Lender and such other Person shall have entered into a mutually acceptable intercreditor agreement pertaining to their respective security interests in the Servicing Collateral, which shall generally provide for equal rights with respect to the Servicing Collateral;

          (d) the priority of the Lien of such Person may be junior to or equal in priority to, but not superior to, the priority of the Lien in favor of Lender;

          (e) no Default or Event of Default has occurred and is continuing; and

          (f) Lender shall receive all of the proceeds from any disposition of the Servicing Collateral after an Event of Default for application to the Obligations.

SECTION 6.  REPRESENTATIONS AND WARRANTIES

     6.1  General Representations and Warranties. To induce Lender to enter into
          --------------------------------------
this Agreement Borrower warrants, represents and covenants to Lender that:

          6.1.1  Organization and Qualification.  As of the Closing Date,
                 ------------------------------
Borrower is, and until the Obligations are repaid in full, Borrower will remain, an entity duly organized, validly existing and in good standing under the laws of Borrower's state of organization. Borrower is, and until the Obligations are repaid in full, Borrower will remain, duly qualified and authorized to do business and in good standing as a foreign corporation in each state or jurisdiction in which the failure of Borrower to be so qualified would have a material adverse effect on the financial condition, business or Properties of Borrower.

          6.1.2  Corporate Power and Authority.  As of the Closing Date,
                 -----------------------------
Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower; (ii) contravene Borrower's, articles of incorporation or by-laws; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other


LOAN AND SECURITY AGREEMENT - Page 11
---------------------------
agreement, lease or instrument to which Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

          6.1.3  Legally Enforceable Agreement.  As of the Closing Date, this
                 -----------------------------
Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with its respective terms.

          6.1.4  Corporate Names.  As of the Closing Date, Borrower, has not
                 ---------------
been known as or used any corporate, fictitious or trade names except those listed on Exhibit D hereto. As of the Closing Date, Borrower has not been the
          ---------
surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

          6.1.5  Business Locations.  As of the Closing Date Borrower's chief
                 ------------------
executive office and other places of business are as listed on Exhibit C hereto.
                                                               ---------
During the one-year period preceding the Closing Date, Borrower has not had an office or place of business other than as listed on Exhibit C.
                                                    ---------

          6.1.6  Title to Properties; Priority of Liens. Borrower has and,
                 --------------------------------------
until the Obligations are repaid in full, Borrower will continue to have, good title to all of the Collateral free and clear of all Liens except Permitted Liens. Borrower has paid or discharged, and, until the Obligations are repaid in full, Borrower will continue to pay and discharge, all lawful claims which, if unpaid, might become a Lien against any of the Collateral that is not a Permitted Lien. The Liens granted to Lender under Section 4 hereof are first
                                                   ---------
priority Liens, subject only to Permitted Liens.

          6.1.7  Servicing Equipment.  The Servicing Equipment is in good
                    -------------------
operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Servicing Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Servicing Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and Borrower will not permit any of the Servicing Equipment to become an accession to any personal Property other than Servicing Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Lender.

          6.1.8  Financial Statements; Fiscal Year.  The balance sheets of
                 ---------------------------------
Borrower as of ____________, 1997, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial position of Borrower at such dates and the results of Borrower's operations for such periods. The fiscal year of Borrower ends on December 31 of each year.


LOAN AND SECURITY AGREEMENT - Page 12
---------------------------

          6.1.9  Disclosure Statement. As of the Closing Date, the Disclosure
                 --------------------
Statement does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.

          6.1.10 Taxes.  Borrower's federal tax identification number is 75-
                 -----
2486444. As of the Closing Date Borrower has filed, and, until the Obligations are repaid in full, Borrower will continue to file, all federal, state and local tax returns and other reports it is required by law to file. As of the Closing Date Borrower has paid, or made provision for the payment of and, until the Obligations are repaid in full, Borrower will continue to pay and make provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year.

          6.1.11 Brokers.  There are no claims for brokerage commissions,
                 -------
finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          6.1.12 Intellectual Property.  Borrower owns or possesses all the
                 ---------------------
Intellectual Property necessary for the conduct of its business and all the Intellectual Property related to or used in connection with Servicing Equipment, in each case without any known conflict with the rights of others. All such Intellectual Property is listed on Exhibit E hereto as of the date hereof.
                                   ---------

          6.1.13 Governmental Consents. As of the Closing Date, Borrower has,
                 ---------------------
and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore conducted by it and to own or lease and operate its Properties as now owned or leased by it.

          6.1.14 Compliance with Laws.  Borrower has duly complied with, and
                 --------------------
its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its Properties or the conduct of its business. Until the Obligations are repaid in full, Borrower will continue to comply with, and its Properties, business operations and leaseholds will continue to be in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, its Properties or the conduct of its business. Borrower has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it.

          6.1.15 Restrictions.  Borrower is not a party or subject to any
                 ------------
contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Collateral. As of the Closing Date, Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as


LOAN AND SECURITY AGREEMENT - Page 13
---------------------------
set forth on Exhibit F hereto, none of which prohibit the execution of or
             ---------
compliance with this Agreement or the other Loan Documents by Borrower.

          6.1.16 Litigation.  As of the Closing Date, and except as set forth
                 ----------
on Exhibit G hereto, there are no actions, suits, proceedings or investigations
   ---------
pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, Properties, prospects, profits or condition of Borrower. As of the Closing Date, Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          6.1.17 No Defaults.  As of the Closing Date, no event has occurred
                 -----------
and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. As of the Closing Date, Borrower is not in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

          6.1.18 Leases.  Exhibit H hereto is a complete listing as of the
                 ------   ---------
Closing Date of all capitalized leases of Borrower pertaining to Equipment; and
Exhibit I hereto is a complete listing as of the Closing Date of all operating
---------
leases of Borrower pertaining to Equipment. As of the Closing Date, Borrower is in full compliance in all material respects with the terms of each of its respective capitalized and operating leases.

          6.1.19 Pension Plans.  As of the Closing Date, and except for
                 -------------
Borrower's 401(k) Plan, Borrower has no Plan. Borrower is, and, until the Obligations are repaid in full, will continue to be, in full compliance with the requirements of ERISA with respect to each Plan. As of the Closing Date, no fact or situation that could result in a material adverse change in the financial condition of Borrower exists in connection with any Plan. As of the Closing Date, Borrower has no withdrawal liability in connection with a Multiemployer Plan; and until the Obligations are repaid in full, Borrower will not incur any withdrawal liability in connection with a Multiemployer Plan.

          6.1.20 Trade Relations.  There exists no actual or threatened
                 ---------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any Collection Agents or any group of Collection Agents whose services individually or in the aggregate are material to the business of Borrower; and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or prevent Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          6.1.21 Labor Relations.  As of the Closing Date, and except as
                 ---------------
described on Exhibit J hereto, Borrower is not a party to any collective
             ---------
bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.


LOAN AND SECURITY AGREEMENT - Page 14
---------------------------

     6.2  Continuous Nature of Representations and Warranties.  Except with
          ---------------------------------------------------
regard to representations and warranties that, by their stated terms, are limited by or designated as being applicable to a specific time or period of time, each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in Borrower's business or operations that would render the information in any Exhibit attached hereto either inaccurate, incomplete or misleading, so long as such changes have been disclosed confidentially to Lender or disclosed publicly by Borrower or such changes are expressly permitted by this Agreement.

     6.3  Survival of Representations and Warranties.  All representations
          ------------------------------------------
and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 7.  COVENANTS AND CONTINUING AGREEMENTS

     7.1  Affirmative Covenants.  During the term of this Agreement, and
          ---------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender, at its option, otherwise consents in writing, Borrower shall:

          7.1.1  Visits and Inspections.  Permit representatives of Lender,
                 ----------------------
from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower, inspect, audit and make extracts from its books and records and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations. Furthermore, and not in limitation of the foregoing, Borrower shall permit Lender to visit Borrower's Properties and the storage facility of the Custodian, from time to time, as often as may be reasonably requested, but only during the normal business hours of Borrower and Custodian, as the case may be, to conduct inspections and audits of Borrower's Pledged Contracts and related Auto Titles, and the records relating thereto, in order for Lender to test the segregation of the Collateral and the proper allocation of cash Collections from Pledged Contracts.

          7.1.2  Notices. Promptly notify Lender in writing of the occurrence of
                 -------
any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

          7.1.3  Financial Statements.  Keep adequate records and books of
                 --------------------
account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):


LOAN AND SECURITY AGREEMENT - Page 15
---------------------------

               (i) not later than 120 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by Ernst & Young, L.L.P. or by such other firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

               (ii) not later than 45 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

               (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

               (iv) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan;

               (v) promptly after the initiation thereof, copies of materials relating to actions, suits, proceedings or investigations against or affecting Borrower, or the business, operations, Properties, prospects, profits or condition of Borrower in each case that exceed $100,000 as the amount in controversy, or that could be reasonably expected to have a material adverse effect on Borrower's financial condition or results of operations;

               (vi) promptly after the execution thereof, copies of capitalized and operating leases to which Borrower is a party;

               (vii) not later than 15 days after the end of each month hereafter, a Compliance Certificate in the form of Exhibit K hereto,
                                                         ---------
      executed by the Executive Vice President and Treasurer of Borrower; and

               (viii) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's financial condition or results of operations.


LOAN AND SECURITY AGREEMENT - Page 17
---------------------------

          Concurrently with the delivery of the financial statements described in clause (i) of this Section 7.1.3, Borrower shall forward to Lender a copy of
                      -------------
the accountants' letter to Borrower's management, if any, that is prepared in connection with such financial statements.

          7.1.4  Landlord and Storage Agreements.  Provide Lender with copies
                 -------------------------------
of all agreements between Borrower and any landlord or warehouseman which owns any premises at which any Pledged Contracts or related Auto Titles may, from time to time, be kept.

          7.1.5  Possession of Pledged Contracts and Auto Titles by
                 --------------------------------------------------
Custodian.  The Custodian shall maintain possession of Pledged Contracts and
---------
related Auto Titles according to the terms and conditions of the Custodial Agreement.

          7.1.6  Delivery of Pledged Contracts and Auto Titles.  Upon the
                 ---------------------------------------------
occurrence and during the continuance of an Event of Default, Borrower shall at Borrower's own expense, (i) physically deliver to Lender or its agent original Auto Titles in its possession for all vehicles securing any of the Pledged Contracts and original copies of its Pledged Contracts in its possession and all related documents and instruments, and all files, certificates of title, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral and (ii) duly note or cause to be duly noted Lender's name on each Auto Title securing a Pledged Contract pursuant to the proper certificate of title act in the proper state, so that Lender will have a perfected security interest in the motor vehicles purchased pursuant to any Pledged Contract. Failure to deliver any Pledged Contract or related Auto Title, or failure to deliver physical possession of any instruments, documents or writings in respect of any Pledged Contract as provided herein shall not invalidate Lender's lien and security interest therein, except to the extent that possession may be required by applicable law for the perfection of said lien or security interest, in which latter case, the Pledged Contract shall be deemed to be held by the Borrower as the custodial agent of Lender, for the benefit of Lender. Failure of Lender to demand or require Borrower to include any Pledged Contract or related Auto Title securing a Pledged Contract in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents, or writings related to any Pledged Contract shall not relieve Borrower of its duty so to do.

          7.1.7  Landlord's Consent Letter.  Borrower shall use its best
                 -------------------------
efforts to obtain for Lender for each leased location of Borrower, landlord consent letters from each of the landlords from whom Borrower leases Real Property, in form and substance satisfactory to Lender.

          7.1.8  Licensor's Consent Letter.  Borrower shall use its best
                 -------------------------
efforts to obtain for Lender consent letters from each of the licensors from whom Borrower licenses Intellectual Property relating to the servicing and administering of Pledged Contracts, in form and substance satisfactory to Lender.

          7.1.9  Amendments to Securitization Documents.  Provide Lender with
                 --------------------------------------
prior written notice of any amendment or modification to the Securitization Documents. Prior to entering into any amendment or modification to the Securitization Documents, Borrower shall


LOAN AND SECURITY AGREEMENT - Page 17
---------------------------
deliver to Lender true, correct and complete drafts of such amendment or modification and copies of the executed amendment or modification promptly upon execution.

          7.1.10 Duties of Collection and Administration.  Borrower shall
                 ---------------------------------------
service, manage, administer, and make Collections on the Pledged Contracts and shall do any and all things which it may deem necessary or desirable in connection therewith which are consistent with this Agreement. Borrower shall service and administer the Pledged Contracts by employing such procedures (including collection procedures) and degree of care, in each cash consistent with prudent industry standards, as are customarily employed by Borrower in servicing and administering motor vehicle retain installment sales contracts and notes owned or serviced by Borrower comparable to the Pledged Contracts. In performing such duties, Borrower shall comply with Borrower's Credit and Collection Policy. Payments by or on behalf of Account Debtors shall be allocated by Borrower to scheduled payments, late fees, other charges, and principal and interest in accordance with the terms of the Pledged Contracts and Borrower's normal servicing practices and procedures (which shall be Borrower's Credit and Collection Policy). Borrower's obligations to collect and administer Pledged Contracts shall include, without limitation, collection and posting of all payments, responding to inquiries of Account Debtors, investigating delinquencies, sending payment coupons to Account Debtors, reporting any required tax information to Account Debtors or to such other Persons as may be required in connection with servicing the Pledged Contracts, monitoring the collateral, and accounting for Collections. Borrower shall also (i) perform all obligations of Borrower under the Pledged Contracts and (ii) administer and enforce all rights of Borrower under the Dealer Agreements, including but not limited to the right to require Dealers to repurchase Pledged Contracts for breaches of representations and warranties made by the Dealers.

          7.1.11 Costs and Expenses.  Pay the balance of Lender's and TCB's
                 ------------------
costs, fees (including attorneys' and other professionals' fees) and other expenses incurred in connection with the Bankruptcy Proceedings and allowed by the Bankruptcy Court that remains after satisfaction of the condition precedent set forth in Section 8.6, without reduction, in 6 equal monthly installments,
             -----------
the first installment commencing ________, 1997, so long as such costs, fees and expenses represent actual out-of-pocket costs, fees and expenses incurred by Lender and TCB and so long as attorneys' and other professionals' fees consist of fees billed at the regular and normal hourly rates of such professionals, without any allowance for premiums, surcharge or increase in such hourly rates that might otherwise be applied given the complexity and demands of the Bankruptcy Proceedings and that are not otherwise unreasonable.

     7.2  Negative Covenants. During the term of this Agreement, and thereafter
          ------------------
for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender, at its option, otherwise consents thereto in writing, it will not:

          7.2.1  Mergers; Consolidations; Acquisitions.  Merge or consolidate
                 -------------------------------------
with any Person; provided, that Borrower may merge with and into another Person
                 --------
so long as upon the consummation of any such merger, Borrower is the surviving entity and no Default or Event of Default would exist after giving effect to the consummation of the merger; nor acquire all or any substantial part of the Properties of any Person, provided that Borrower may acquire Properties of
                          --------


LOAN AND SECURITY AGREEMENT - Page 18
---------------------------
another Person so long as upon the consummation of any such acquisition, no Default or Event of Default would exist after giving effect to the consummation of such acquisition.

          7.2.2  Limitation on Liens. Create or suffer to exist, any Lien upon
                 -------------------
any of the Collateral whether now owned or hereafter acquired, except:

                 (i)     Liens at any time granted in favor of Lender;

                 (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in Section 6.1.10 hereto, but only if in Lender's judgment
                         --------------
     such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                 (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                 (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                 (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such Subsidiary;

                 (vi)    such other Liens as appear on Exhibit L hereto;
                                                       ---------

                 (vii) such other Liens as Lender may hereafter approve in writing;

                 (viii) Liens in favor of Prudential Securities Credit Corporation but only to the extent that they secure Indebtedness to Prudential Securities Credit Corporation as of the Petition Date or refinancings thereof pursuant to the Plan; and

                 (ix) Liens on Servicing Collateral, as contemplated and permitted by Section 5.5.
                  -----------

          7.2.3  Disposition of Assets.  Sell, lease or otherwise dispose of
                 ---------------------
any of the Collateral, including any disposition of Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except (i)
dispositions expressly authorized by this Agreement, and (ii) sales or other dispositions of Equipment in the ordinary course of its business, subject, however, to the terms of Section 5.3.2.
                         -------------

          7.2.4  Change of Locations.  Borrower will not change the location
                 -------------------
of its chief executive office or any other place of business from those listed on Exhibit C hereto, without giving Lender at least 30 days prior written notice
   ---------
of the new location of its chief executive office or other


LOAN AND SECURITY AGREEMENT - Page 19
---------------------------
place of business, as the case may be, and delivering to Lender UCC-1 financing statements or UCC-3 amendments, as appropriate, reflecting any new location prior to such change in location.

          7.2.5  Amendments to Securitization Documents.  Amend or modify the
                 --------------------------------------
Securitization Documents in any manner that would have an adverse affect, as determined by Lender in its discretion, on the Trust, the Collections that the Trust would otherwise receive on the Series 1996A Notes or the Series 1996B Notes (as such terms are defined in the Contribution and Servicing Agreements), Lender's Lien on Borrower's interest in the Trust, or the timing or amount of any distribution from the Trust to Borrower.

          7.2.6  Amendments to Reorganization Plan.  Amend or modify the
                 ---------------------------------
Reorganization Plan in any manner that would have an adverse affect on Lender, as determined by Lender in its discretion.

          7.2.7  Amendments to Contribution and Servicing Agreement. Amend or
                 --------------------------------------------------
modify either of the Contribution and Servicing Agreements in any manner that would have an adverse affect, as determined by Lender in its discretion, on the timing or amount of any fees or distributions therefrom to Borrower.

     7.3  Specific Financial Covenant. During the term of this Agreement, and
          ---------------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          7.3.1  Minimum Gross Collections.
                 -------------------------

          (a)    Gross Collections Covenant.  For each calendar month during the
                 --------------------------
     term of this Agreement, achieve Collections on Pledged Contracts, for the 3-month period consisting of the calendar month then ended plus the immediately preceding two calendar months (i.e., a rolling 3-month period), of not less than 85% of Projected Gross Collections for the same rolling 3-month period. If a Default occurs by reason of a breach of this covenant, then the Borrower will have the opportunity to cure this Default for a period of 5 days from the earlier of the date of actual delivery, or, if
                                                      ------
     not delivered as required, the date of required delivery, pursuant to
                                            --------
     Section 7.1.3(vii) of this Agreement, to Fleet of the monthly Compliance
     ------------------
     Certificate for the applicable month then ended, by making a prepayment (a "Cure Payment") on the outstanding principal amount of the Term Loan in an
      ------------
     amount equal to the difference between 85% of the Projected Gross Collections and the actual amount of Gross Collections. All such
                         ------
     prepayments will be applied to principal amounts due in the inverse order of maturity. The first measurement of this covenant will be conducted for the 3- month period that ends on ________, 1997. This covenant is referred to as the "Gross Collections Covenant."
                --------------------------

          (b)    Cure Payments.  If Borrower makes a Cure Payment, as provided
                 -------------
     above, then, for purposes of subsequent calculations of the Gross Collections Covenant that involve any of the calendar months that were included in the calculation of the Gross Collections Covenant with respect to which a Cure Payment was made, the Collections


LOAN AND SECURITY AGREEMENT - Page 20
---------------------------
     on Pledged Contracts, as a percentage of Projected Gross Collections, for any of such months will be deemed to be 85%; it being the intention of the parties to avoid creating a Default for a breach of the Gross Collections Covenant that is calculated for a calendar month subsequent to a calendar month for which Borrower cured a Default under the Gross Collections Covenant by making a Cure Payment.

SECTION 8.  CONDITIONS PRECEDENT

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make the Term Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     8.1  Documentation.  Lender shall have received, in form and substance
          -------------
satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel, including, but not limited to the following documents:

          (a) copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Lender in the Collateral;

          (b) good standing certificates for Borrower, issued within 15 days before the Closing Date by the Secretary of State or other appropriate official of Borrower's jurisdiction of incorporation;

          (c) the written opinions of Baker & McKenzie and Weil, Gotshal & Manges, L.L.P., counsel to Borrower, regarding Borrower and the execution of this Agreement and the Other Agreements executed in connection with this Agreement, and the transactions contemplated hereby, to be in form and substance satisfactory to Lender;

          (d) the Trademark Security Agreement, the Trust Pledge Agreement, the Guaranty, and the Releases shall have been executed, and shall be in form and substance satisfactory to Lender, in its sole discretion, and true and correct copies of such executed documents shall have been delivered to Lender; and

          (e) evidence satisfactory to Lender that the conditions precedent to Lender's agreement to support and vote for the Reorganization Plan, as such conditions precedent are as set forth in the Settlement Agreement, have been satisfied.

     8.2  No Default.  No Default or Event of Default shall exist.
          ----------

     8.3  Other Loan Documents. Each of the conditions precedent set forth in
          --------------------
the other Loan Documents shall have been satisfied.


LOAN AND SECURITY AGREEMENT - Page 21
---------------------------

     8.4    Reorganization Plan.  The Effective Date shall have occurred under
            -------------------
the Reorganization Plan without any of the conditions precedent thereto in the Reorganization Plan having been waived, unless consented to in writing by Lender.

     8.5    No Litigation.  No action, proceeding, investigation, regulation or
            -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

     8.6    Costs and Expenses.  Borrower shall have paid Lender's and TCB's
            ------------------
costs, fees (including attorneys' and other professionals' fees) and other expenses incurred in connection with the Bankruptcy Proceedings, in an amount of at least $300,000, without reduction, but subject to allowance by the Bankruptcy Court. Borrower acknowledges that the fees and expenses heretofore incurred by Lender and TCB through March, 1997 in the approximate amount of $287,000 are not unreasonable. Borrower shall not have opposed the application for payment thereof if it is submitted to the Bankruptcy Court for approval in the Bankruptcy Proceedings prior to the Closing Date.

     8.7    Prudential Security Credit Corporation.  Lender shall have approved
            --------------------------------------
the New Prudential Security Documents; and Lender will be deemed to have approved the New Prudential Security Documents if such documents do not increase the scope or nature of or the amount of indebtedness (inclusive of indebtedness consisting of PSCC's costs, fees and expenses incurred in connection with the Bankruptcy Proceedings and allowed by the Bankruptcy Court) secured by or the remedies available with respect to PSCC's liens and security interests, as provided under PSCC's security documents existing as of the Petition Date.

SECTION 9.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     9.1    Events of Default.  The occurrence of one or more of the following
            -----------------
events shall constitute an "Event of Default":

            9.1.1     Payment of Obligations.  Borrower shall fail to pay any of
                      ----------------------
the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

            9.1.2     Misrepresentations.  Any representation, warranty or other
                      ------------------
statement made or furnished to Lender by or on behalf of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished.

            9.1.3     Breach of Specific Covenants.  Borrower shall fail or
                      ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 4.2,
                                                              ------------
5.1.1, 5.2, 7.1.1, 7.1.3, 7.1.5, 7.1.6, 7.2 or 7.3 hereof on the date that
-----  ---  -----  -----  -----  -----  ---    ---
Borrower is required to perform, keep or observe such covenant, and,

LOAN AND SECURITY AGREEMENT - Page 22
---------------------------
with respect to the covenant contained in Section 7.3, the cure period provided
                                          -----------
for in Section 7.3 shall have expired.
       -----------

            9.1.4     Breach of Other Covenants.  Borrower shall fail or neglect
                      -------------------------
to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 9.1 hereof) and
                                                         -----------
the breach of such other covenant is not cured to Lender's satisfaction within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

            9.1.5     Default Under Security Documents/Other Agreements.  Any
                      -------------------------------------------------
event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

            9.1.6     Other Defaults.  There shall occur any default or event of
                      --------------
default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) evidencing an obligation to pay money in excess of $1,000,000 if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

            9.1.7     Insolvency and Related Proceedings.  Borrower shall suffer
                      ----------------------------------
the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower under the Bankruptcy Code (if against Borrower, the continuation of such proceeding for more than 30 days), or Borrower shall make any offer of settlement, extension or composition to its unsecured creditors generally.

            9.1.8     ERISA.  A Reportable Event shall occur which Lender, in
                      -----
its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's complete or partial withdrawal from such Plan.

            9.1.9     Challenge to Agreement.  Borrower, any Subsidiary of
                      ----------------------
Borrower, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

            9.1.10    Criminal Forfeiture.  Borrower shall be criminally
                      -------------------
convicted under any law that could lead to a forfeiture of any Collateral of Borrower.

LOAN AND SECURITY AGREEMENT - Page 23
---------------------------

            9.1.11    Judgments.  Any money judgment, writ of attachment or
                      ---------
similar process, which is not otherwise bonded against and stayed on appeal, (i) in excess of $250,000 (net of any amounts satisfied by insurance) or (ii) which has a material adverse effect on the business or properties of Borrower, is filed against Borrower or any of its Property.

            9.1.12    Default by Custodian.  Default by Custodian under the
                      --------------------
Custodial Agreement as may be amended from time to time which has not been cured by Borrower or Custodian within 20 days after Lender has given Borrower written notice of such Default.

            9.1.13    Default Under Contribution and Servicing Agreement.
                      --------------------------------------------------
Borrower shall revoke, discontinue or terminate, or attempt to revoke, discontinue or terminate its obligations as servicer under the Contribution and Servicing Agreement or Borrower's obligations as servicer under the Contribution and Servicing Agreement are otherwise terminated.

            9.1.14    Default Under Bankruptcy Court Order.  Borrower fails to
                      ------------------------------------
perform its obligations under, or comply with the provisions of, either the Reorganization Plan or the order of the Bankruptcy Court confirming Borrower's Reorganization Plan in the Bankruptcy Proceedings (other than the obligations and provisions relating to the Secured Fleet Claim), as determined by the Bankruptcy Court, and the Bankruptcy Court further determines that such failure has not been cured or waived; provided that such failure shall not be an Event of Default under this Section 9.1.14 if the Bankruptcy Court determines that
                      --------------
such failure does not warrant the exercise of available remedies against Borrower.

            9.1.15    Failure to Consummate Reorganization Plan.  The
                      -----------------------------------------
Reorganization Plan shall not be substantially consummated in accordance with its terms.

     9.2    Acceleration of the Obligations.  Without in any way limiting the
            -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the
                          -----------
occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand, protest notice of intent to accelerate, notice of acceleration, or further notice by Lender except to the extent notice is expressly provided for in this Agreement, become at once due and payable and Borrower shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default
                  --------
specified in Section 9.1.7 hereof, all of the Obligations shall become
             -------------
automatically due and payable without declaration, notice or demand by Lender.

     9.3    Other Remedies.  Upon and after the occurrence of an Event of
            --------------
Default, Lender shall have and may exercise from time to time the following rights and remedies:

            9.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

LOAN AND SECURITY AGREEMENT - Page 24
---------------------------

            9.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof), and (iii) to take control of all Collections on Pledged Contracts and to apply all payments and remittances constituting the Collateral to the Obligations on as frequent a basis as Lender deems desirable.

            9.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

            9.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral.

     9.4    Remedies Cumulative; No Waiver.  All covenants, conditions,
            ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until the Term Loan and all other

LOAN AND SECURITY AGREEMENT - Page 25
---------------------------

Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 10.  MISCELLANEOUS

     10.1   Power of Attorney.  Borrower hereby irrevocably designates, makes,
            -----------------
constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

            10.1.1 At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

            10.1.2 At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of the Pledged Contracts from the Account Debtors, enforce payment of the Pledged Contracts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Pledged Contracts; (ii) settle, adjust, compromise, discharge or release any of the Pledged Contracts or other Collateral or any legal proceedings brought to collect any of the Pledged Contracts or other Collateral;
(iii) sell or assign any of the Pledged Contracts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable;
(iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations;
(viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Pledged Contracts and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Pledged Contracts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Pledged Contracts, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

LOAN AND SECURITY AGREEMENT - Page 26
---------------------------

     10.2   INDEMNITY.  BORROWER HEREBY INDEMNIFIES, HOLDS LENDER HARMLESS AND
            ---------
SHALL DEFEND LENDER AND ITS DIRECTORS, OFFICERS, AGENTS, COUNSEL AND EMPLOYEES ("INDEMNIFIED PERSONS") FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, DAMAGES, COSTS, EXPENSES, SUITS, ACTIONS AND PROCEEDINGS CAUSED OR ASSERTED BY THIRD PARTIES ("LOSSES") EVER SUFFERED OR INCURRED BY ANY INDEMNIFIED PERSON (INCLUDING REASONABLE ATTORNEYS FEES AND LEGAL EXPENSES) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY LOSSES CAUSED BY THE NEGLIGENCE OF SUCH INDEMNIFIED PERSON, BUT NOT INCLUDING ANY LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON, AND BORROWER SHALL REIMBURSE THE LENDER AND EACH OTHER INDEMNIFIED PERSON FOR ANY EXPENSES (INCLUDING IN CONNECTION WITH THE INVESTIGATION OF, PREPARATION FOR OR DEFENSE OF ANY ACTUAL OR THREATENED CLAIM, ACTION OR PROCEEDING ARISING THEREFROM, INCLUDING ANY SUCH COSTS OF RESPONDING TO DISCOVERY REQUESTS OR SUBPOENAS). IN ADDITION, BORROWER SHALL DEFEND LENDER AGAINST AND SAVE IT HARMLESS FROM ALL CLAIMS OF ANY PERSON (OTHER THAN BORROWER) WITH RESPECT TO THE COLLATERAL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THESE INDEMNITIES SHALL EXTEND TO ANY CLAIMS ASSERTED AGAINST LENDER OR ANY OTHER INDEMNIFIED PERSON (OTHER THAN BORROWER) BY ANY PERSON UNDER ANY ENVIRONMENTAL LAWS OR SIMILAR LAWS BY REASON OF BORROWER'S OR ANY OTHER PERSON'S FAILURE TO COMPLY WITH LAWS APPLICABLE TO SOLID OR HAZARDOUS WASTE MATERIALS OR OTHER TOXIC SUBSTANCES. EACH INDEMNIFIED PERSON MAY SELECT ITS OWN COUNSEL WITH RESPECT TO LOSSES, IN ADDITION TO ANY BORROWER'S COUNSEL, AND SHALL BE INDEMNIFIED THEREFOR HEREUNDER. NOTWITHSTANDING ANY CONTRARY PROVISION IN THIS AGREEMENT, THE OBLIGATION OF BORROWER UNDER THIS
SECTION 10.2 SHALL SURVIVE THE PAYMENT IN FULL OF THE OBLIGATIONS AND THE
------------
TERMINATION OF THIS AGREEMENT.

     10.3   Modification of Agreement; Sale of Interest.  This Agreement may not
            -------------------------------------------
be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and shall be accorded all of the rights

LOAN AND SECURITY AGREEMENT - Page 27
---------------------------
of the Lender with respect to exercise of the right of set off against any deposits, credit balances, or other funds of the Borrower which are or may be in its possession. Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee. Without the prior consent of Borrower, which consent shall not be unreasonably withheld, Lender shall not sell or assign its interest in this Agreement, the Loan Documents and the Term Loan if after giving effect to such sale or assignment, Lender will maintain less than a 51% beneficial interest in this Agreement, the Loan Documents and the Term Loan; provided, however, that the consent of Borrower
                             --------  -------
shall not be required if such sale, assignment, transfer or disposition is part of the transfer of Lender's entire loan portfolio.

     10.4   Severability.  Wherever possible, each provision of this Agreement
            ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     10.5   Successors and Assigns.  This Agreement, the Other Agreements and
            ----------------------
the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 10.3
                                                              ------------
hereof.

     10.6   Cumulative Effect; Conflict of Terms.  The provisions of the Other
            ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof
                                                              -----------
and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     10.7   Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     10.8   Notice.  Except as otherwise provided herein, all notices, requests
            ------
and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

LOAN AND SECURITY AGREEMENT - Page 28
---------------------------

            If to Lender:       Fleet Capital Corporation
                                2711 Haskell Avenue, Suite 2100
                                Dallas, Texas  75204
                                Attention:  Loan Administration
                                            Manager
                                Facsimile No.:  (214) 828-6530

            With a copy to:     Hughes & Luce, L.L.P.
                                1717 Main Street, Suite 2800
                                Dallas, Texas  75201
                                Attention:  Larry A. Makel, Esq.
                                Facsimile No.:  (214) 939-6100

            If to Borrower:     Jayhawk Acceptance Corporation
                                2001 Bryan Tower, Suite 600
                                Dallas, Texas  75201
                                Attention:  Jack Smith and Fred Jackson
                                Facsimile No.:  (214) 855-3810

            With a copy to:     Baker & McKenzie
                                2001 Ross Avenue, Suite 4500
                                Dallas, Texas
                                Attention:  Alan G. Harvey, Esq.
                                Facsimile No.:  (214) 978-3099

or to such other address as each party may designate for itself by notice given in accordance with this Section 10.8.
                        ------------

     10.9   Lender's Consent.  Whenever Lender's consent is required to be
            ----------------
obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     10.10  Credit Inquiries.  Borrower hereby authorizes and permits Lender to
            ----------------
respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     10.11  Time of Essence.  Time is of the essence of this Agreement, the
            ---------------
Other Agreements and the Security Documents.

     10.12  Entire Agreement.  This Agreement and the other Loan Documents,
            ----------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties

LOAN AND SECURITY AGREEMENT - Page 29
---------------------------
hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     10.13  Interpretation.  No provision of this Agreement or any of the other
            --------------
Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     10.14  Non-applicability of Article 5069-15.01 et seq.  Borrower and Lender
            --------------------------------- -------------
hereby agree that, except for Section 15.10(b) thereof, the provisions of Tex.
                              ----------------
Rev. Civ. Stat. Ann. art. 5069-15.01 et seq. (Vernon 1987) (regulating certain
                                     -- ---
revolving credit loans and revolving tri-party accounts) shall not apply to this Agreement or any of the other Loan Documents.

     10.15  No Preservation or Marshaling.  Borrower agrees that Lender has no
            -----------------------------
obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person.

     10.16  GOVERNING LAW; CONSENT TO FORUM.  THIS AGREEMENT HAS BEEN
            -------------------------------
NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT IF ANY OF THE
                                     --------  -------
COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN TEXAS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE DISTRICT COURT OF DALLAS, TEXAS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR
----- --- ----------
EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION

LOAN AND SECURITY AGREEMENT - Page 30
---------------------------

OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     10.17  WAIVERS BY BORROWER.  BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY
            -------------------
(WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (II) PRESENTMENT, DEMAND, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT (EXCEPT TO THE EXTENT NOTICE IS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT), NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (III) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (V) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     10.18  WAIVER OF CONSUMER RIGHTS.  BORROWER HEREBY WAIVES ALL PROVISIONS OF
            -------------------------
THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE ANN. (S)17.01 ET SEQ. (VERNON
              -- ---

LOAN AND SECURITY AGREEMENT - Page 31
---------------------------

SUPP. 1987)), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, OTHER THAN SECTION 17.555 THEREOF PERTAINING TO CONTRIBUTION AND INDEMNITY, AND
     --------------
EXPRESSLY WARRANTS AND REPRESENTS THAT AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER'S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

     10.19  ORAL AGREEMENTS INEFFECTIVE.  THIS AGREEMENT AND THE OTHER LOAN
            ---------------------------------------------------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY
-----------------------------------------------------------------------------
NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
----------------------------------------------------------------------------
AGREEMENTS BETWEEN  THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
------------------- ------------------------------------------------------------
THE PARTIES.
------------

     IN WITNESS WHEREOF, this Agreement has been duly executed in Dallas, Texas, on the day and year specified at the beginning of this Agreement.


                                                  JAYHAWK ACCEPTANCE CORPORATION
                                                  ("Borrower")


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________



                                                  ACCEPTED IN DALLAS, TEXAS:

                                                  FLEET CAPITAL CORPORATION
                                                  ("Lender")


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

LOAN AND SECURITY AGREEMENT - Page 32
---------------------------

                                  APPENDIX A

                              GENERAL DEFINITIONS

     When used in the Loan and Security Agreement dated as of _________, 1997, by and between Fleet Capital Corporation and Jayhawk Acceptance Corporation the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Account Debtor - any Person or Persons liable as an obligor or in
          --------------
      respect of any Pledged Contract.

          Additional Fleet Contracts - Contracts that either (i) Borrower
          --------------------------
      purchased with Cash Collateral after the Petition Date and prior to March 1, 1997, or (ii) Borrower reported as being included in the Borrowing Base as Lender's collateral as of the Petition Date, but which Borrower had not purchased as of the Petition Date, and which Borrower estimated to be in the amount of approximately $10,000,000 as of the Petition Date, less those Contracts, in the approximate amount of $3,400,000, "unwound" by Borrower subsequent to the Petition Date. As of the date hereof, Borrower has funded all Additional Fleet Contracts.

          Affiliate - a Person (other than a Subsidiary):  (i) which directly or
          ---------
     indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

          Agreement - the Loan and Security Agreement referred to in the first
          ---------
     sentence of this Appendix A, all Exhibits thereto and this Appendix A as renewed, extended, modified and restated from time to time.

          Auto Title - the certificate of title issued by the department of
          ----------
     transportation or other corresponding instrumentality or agency of any state which relates to an automobile sold pursuant to a Contract.

          Bank - Fleet National Bank.
          ----

          Bankruptcy Court - the United States Bankruptcy Court for the Northern
          ----------------
     District of Texas, Dallas Division.

          Bankruptcy Proceedings - the proceedings in Borrower's bankruptcy
          ----------------------
     case, In re: Jayhawk Acceptance Corporation, Debtor, Case No. 397-31261-SAF-11, in the Bankruptcy Court.

LOAN AND SECURITY AGREEMENT - Page 33
---------------------------

          Base Rate - the rate of interest generally announced or quoted by Bank
          ---------
     from time to time as its base rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such base rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

          Business Day - any day excluding Saturday, Sunday and any day which is
          ------------
     a legal holiday under the laws of the State of Texas or the State of Illinois or is a day on which banking institutions located in either of such states are closed.

          Capitalized Lease Obligation - any Indebtedness represented by
          ----------------------------
     obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          Clearing Account - a deposit account of Borrower established by
          ----------------
     Borrower pursuant to this Agreement at a bank selected by Borrower, but acceptable to Lender in its reasonable discretion.

          Closing Date - the date on which all of the conditions precedent in
          ------------
     Section 8 of the Agreement are satisfied and the Term Loan is made under
     ---------
     the Agreement.

          Code - the Uniform Commercial Code as adopted and in force in the
          ----
     State of Texas, as from time to time in effect.

          Collateral - all of the Property and interests in Property described
          ----------
     in Section 4 of the Agreement and all other Property and interests in
        ---------
     Property that now or hereafter secure the payment and performance of any of the Obligations.

          Collection Agent - means any Person engaged by Borrower in connection
          ----------------
     with Borrower's efforts to collect payments on a Pledged Contract or to repossess or liquidate the automobile that secures payment of a Pledged Contract, including independent repossession agents, auctioneers, remarketing firms, and independent collection agencies, and any Person engaged in support of Borrower's systems for administering and servicing the Pledged Contracts.

          Collections - all interest collections, all principal collections, all
          -----------
     other collections, and all Recoveries, in each case, from (i) the Borrower's Pledged Contracts owned as of the Petition Date, (ii) the Additional Fleet Contracts, and (iii) the Trust's Contracts owned as of the Petition Date.

          Consolidated - the consolidation in accordance with GAAP of the
          ------------
     accounts or other items as to which such term applies.

LOAN AND SECURITY AGREEMENT - Page 34
---------------------------

          Contract- a written agreement pursuant to which a Person agrees to
          --------
      purchase from a Dealer a new or used automobile and to pay for same on an installment basis, with interest, over a period of months.

          Contribution and Servicing Agreements - those certain Contribution and
          -------------------------------------
     Servicing Agreements dated March 15, 1996, and August 7, 1996, respectively, by and among Borrower, in its individual capacity and in its capacity as servicer, the Trust, Trustee, in its capacity as trustee, and Norwest Bank Minnesota, National Association, in its capacity as back-up servicer, pursuant to which (i) Borrower contributed to the capital of the Trust certain retail installment contracts of Borrower and (ii) Borrower, on behalf of the Trust, will service such contributed contracts.

          Credit and Collection Policy - the Borrower's Credit and Collection
          ----------------------------
     Policy, as presently in effect on the Closing Date.

          Custodian - the Custodian as defined under the Custodial Agreement.
          ---------

          Custodial Agreement - the Custodial Agreement dated on or about the
          -------------------
     Closing Date by and among Lender, Borrower and Custodian.

          Dealer - a Person engaged in the business of selling new or used
          ------
     automobiles pursuant to Contracts.

          Dealer Agreement - an agreement between Borrower and each Dealer from
          ----------------
     which Borrower purchases Pledged Contracts.

          Dealer Pool - the aggregate number of Pledged Contracts purchased from
          -----------
     any Dealer pursuant to a Dealer Agreement.

          Default - an event or condition the occurrence of which would, with
          -------
     the lapse of time or the giving of notice, or both, become an Event of Default.

          Default Rate - as defined in Section 2.1.2 of the Agreement.
          ------------                 -------------

          Disclosure Statement - means Debtor's Disclosure Statement Pursuant To
          --------------------
     Section 1125 Of The Bankruptcy Code, filed by the Borrower on April 18, 1997, in the Bankruptcy Court in connection with the Bankruptcy Proceedings, as at any time amended with Lender's consent.

          Distribution - in respect of any corporation means and includes:  (i)
          ------------
     the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

LOAN AND SECURITY AGREEMENT - Page 35
---------------------------

          Effective Date - the first Business Day on which the conditions
          --------------
     specified in Section 10.1 of the Reorganization Plan have been satisfied or waived.

          Environmental Laws - all federal, state and local laws, rules,
          ------------------
     regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

          Equipment - all machinery, apparatus, equipment, fittings, furniture,
          ---------
     fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

          ERISA - the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and all rules and regulations from time to time promulgated thereunder.

          Event of Default - as defined in Section 9.1 of the Agreement.
          ----------------                 -----------

          Excess - as defined in Section 2.1.4 of this Agreement.
          ------                 -------------

          Excess Cash Flow - the amount, if any, by which actual Net Collections
          ----------------                                ------
     exceed Projected Net Collections.

          Final Cash Collateral Order - the Joint Stipulation And Agreed Final
          ---------------------------
     Order Authorizing The Use of Cash Collateral And Providing For Adequate Protection, entered on April __, 1997 by the Bankruptcy Court in the Bankruptcy Proceeding, as at any time amended with Lender's consent.

          Fleet Account - a deposit account of Lender established by Lender in
          -------------
     the name of "Fleet Capital Corporation - Dallas, re: Jayhawk Acceptance Corporation" at Harris Trust and Savings Bank (Chicago, Illinois), ABA No. 0710-0028-8, Account No. 183-8549, or such other bank designated by Lender from time to time.

          GAAP - generally accepted account principles in the United States of
          ----
     America in effect from time to time.

          General Intangibles - as defined in the Code.
          -------------------

          Gross Collections - Collections.
          -----------------

          Guaranty - that certain unconditional guaranty of the Obligations,
          --------
     dated as of the date hereof, executed by Guarantor in favor of Lender, limited in amount to $10,000,000 of the Obligations, and including collection costs and interest after demand for payment by Lender.

LOAN AND SECURITY AGREEMENT - Page 36
---------------------------

          Guarantor - Carl H. Westcott.
          ---------

          Indebtedness - as applied to a Person means, without duplication
          ------------

                    (i) other than contingent obligations owed by Borrower to a Dealer under any Dealer Pool, all other items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                    (ii) all obligations of other Persons which such Person has guaranteed,

                    (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                    (iv) in the case of Borrower (without duplication), the Obligations.

          Intellectual Property - patents, trademarks, service marks,
          ---------------------
     tradenames, copyrights, licenses (including software licenses), computer software, source codes, use codes, and other similar rights.

          Inventory - all of Borrower's inventory, whether now owned or
          ---------
     hereafter acquired including, but not limited to, all goods in operable or repairable condition, new or used, of whatever kind or nature, wherever located, and all returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto and thereof, and all other goods intended to be used in connection therewith, held for sale or lease by Borrower, or for display or demonstration; all materials and supplies of every nature and description used or which might be used in connection with the printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

          Knowledge - means the actual knowledge of the existence or absence of
          ---------
     certain facts after due inquiry by Borrower and such investigation by Borrower as is prudent under current industry practices.

          Lien - any interest in Property securing an obligation owed to, or a
          ----
     claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract.

LOAN AND SECURITY AGREEMENT - Page 37
---------------------------

          Loan Account - the loan account established on the books of Lender
          ------------
     pursuant to Section 3.3 of the Agreement.
                 -----------

          Loan Documents - the Agreement, the Other Agreements and the Security
          --------------
     Documents.

          Lockbox Bank shall mean Texas Commerce Bank National Association, or
          ------------
     such other bank as may be selected by Borrower and be acceptable to Lender.

          Losses - as defined in Section 10.2 of this Agreement.
          ------                 ------------

          Maturity Date - as defined in Section 3.1.1 of the Agreement.
          -------------                 -------------

          Maximum Legal Rate - as defined in Section 2.1.3 of this Agreement.
          ------------------                 -------------

          Money Borrowed - means (i) Indebtedness arising from the lending of
          --------------
     money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

          Multiemployer Plan - has the meaning set forth in Section 4001(a)(3)
          ------------------
     of ERISA.

          Net Collections - the remainder of (i) Gross Collections, less (ii)
          ---------------                                           ----
     any of the Trust's Collections that are retained by the Trust and not distributed to Borrower.

          New Prudential Security Documents - the new loan and security
          ---------------------------------
     documents evidencing PSCC's indebtedness, lien and security interest in the Trust, as contemplated by the Reorganization Plan.

          Obligations - the Term Loan and all other debts, liabilities,
          -----------
     obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

LOAN AND SECURITY AGREEMENT - Page 38
---------------------------

          Other Accounts - all accounts, contract rights, chattel paper,
          --------------
     instruments and documents, other than Contracts, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquired any interest, including specifically, but without limitation, Servicing Fees.

          Other Agreements - any and all agreements, instruments and documents
          ----------------
     (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

          Permitted Liens - any Lien of a kind specified in Section 7.2.5 of the
          ---------------                                   -------------
     Agreement.

          Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
          -------------------------------------
     Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed $1,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

          Person - an individual, partnership, corporation, limited liability
          ------
     company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

          Petition Date - the date of Borrower's filing of its petition in the
          -------------
     Bankruptcy Proceedings (i.e., February 7, 1997), and the specific time of filing on such date.

          Plan - an employee benefit plan now or hereafter maintained for
          ----
     employees of Borrower that is covered by Title IV of ERISA.

          Pledged Contract - any Contract that Borrower owned as of the Petition
          ----------------
     Date and any Additional Fleet Contract.

          Prior Loan Agreement - the Loan and Security Agreement dated as of
          --------------------
     April 4, 1995, by and between Borrower and Lender, including all amendments thereto.

          Projected Gross Collections - the Borrower's projected estimate of
          ---------------------------
     Gross Collections. Borrower's projected estimate of Gross Collections is set forth on Exhibit A to this Agreement.
                  ---------

          Projected Net Collections - the projected Net Collections, which form
          -------------------------
     the basis for the calculation of Excess Cash Flow, and which are attached to this Agreement as Exhibit B and made a part hereof.
                          ---------

LOAN AND SECURITY AGREEMENT - Page 39
---------------------------

          Property - any interest in any kind of property or asset, whether
          --------
     real, personal or mixed, or tangible or intangible.

          PSCC - Prudential Securities Credit Corporation, a Delaware
          ----
     corporation.

          Purchase Money Indebtedness - means and includes (i) Indebtedness
          ---------------------------
     (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

          Purchase Money Lien - a Lien upon fixed assets which secures Purchase
          -------------------
     Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

          Recoveries - the remainder of (i) all cash received by Borrower in
          ----------
     connection with the liquidation of Pledged Contracts, whether from the Account Debtor, through sale of any financed automobile, or otherwise, less
     (ii) all out-of-pocket expenses associated with the liquidation of Pledged Contracts in accordance with Borrower's normal servicing procedures.

          Releases - (a) a release from Guarantor of all claims, if any, against
          --------
     Lender, TCB, and their respective officers and agents, and (b) a release from Borrower of all claims, if any, whether arising before or after the Petition Date (including any claims arising under the Bankruptcy Code), against Lender, TCB, and their respective officers and agents.

          Reorganization Plan - the plan of reorganization filed by Borrower in
          -------------------
     the Bankruptcy Proceedings.

          Reportable Event - any of the events set forth in Section 4043(b) of
          ----------------
     ERISA.

          Secured Fleet Claim - all claims (as such term is defined in the
          -------------------
     Federal Bankruptcy Code) and Liens arising under or related to the Prior Loan Agreement or any instrument or agreement referred to therein or executed by Borrower pursuant thereto.

          Securitization Documents - the Contribution and Servicing Agreement
          ------------------------
     and each of the other instruments, documents or agreements referred to therein and executed in connection therewith.

          Security - shall have the same meaning as in Section 2(1) of the
          --------
     Securities Act of 1933, as amended.

LOAN AND SECURITY AGREEMENT - Page 40
---------------------------

          Security Documents - the Trademark Security Agreement, the Trust
          ------------------
     Pledge Agreement, the Guaranty, and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations as the same may be renewed, extended, modified and restated from time to time.

          Servicing Collateral - as defined in Section 5.5 of the Agreement.
          --------------------                 -----------

          Servicing Equipment - all Equipment used in the servicing and/or
          -------------------
     administering of Contracts, including specifically, but without limitation, Equipment consisting of computers, computer hardware, and office furniture, fixtures and equipment.

          Servicing Fee - any fee payable to Borrower by any Person as
          -------------
     compensation to Borrower under the Contribution and Servicing Agreements for the servicing and/or administering of Contracts and other installment or similar obligations.

          Subordinated Debt - Indebtedness of Borrower that is subordinated to
          -----------------
     the Obligations in a manner satisfactory to Lender.

          Subsidiary - any corporation of which a Person owns, directly or
          ----------
     indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

          TCB - Texas Commerce Bank National Association, a national banking
          ---
     association.

          Term Loan - the loan made by Lender as provided in Section 2.1 of the
          ---------                                          -----------
     Agreement.

          Total Liabilities - at any date means all amounts properly classified
          -----------------
     as liabilities on a balance sheet at such date in accordance with GAAP, plus all reserves for contingencies and all other potential liabilities for which no reserves have previously been established on such balance sheet, to the extent such amounts are not already classified as liabilities in accordance with GAAP.

          Trademark Security Agreement - that certain Trademark Security
          ----------------------------
     Agreement, dated as of the date hereof, executed by Borrower and Lender, and as the same may be further amended, modified, renewed and restated from time to time.

          Trust - Jayhawk Funding Trust I, a special purpose Delaware business
          -----
     trust.

          Trustee - Norwest Bank Texas, N.A., a national banking association, or
          -------
     such other financial institution which may serve in the capacity as a trustee under the Contribution and Servicing Agreement.

          Trust Pledge Agreement - that certain Pledge and Security Agreement
          ----------------------
     (Beneficial Interests), dated as of the date hereof, executed by Borrower in favor of Lender, covering

LOAN AND SECURITY AGREEMENT - Page 41
---------------------------

     Borrower's interest in the Trust, as the same may be further amended, modified, renewed and restated from time to time.

          Voting Stock - Securities of any class or classes of a corporation the
          ------------
     holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          OTHER TERMS.  All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

          CERTAIN MATTERS OF CONSTRUCTION.  The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. The words "include" and "including" mean "include without limitation" and "including without limitation", respectively.

LOAN AND SECURITY AGREEMENT - Page 42
---------------------------

                               LIST OF EXHIBITS
                               ----------------

Exhibit A Projected Gross Collections
Exhibit B Projected Net Collections
Exhibit C Borrower's Business Locations
Exhibit D Corporate Names
Exhibit E Intellectual Property
Exhibit F Contracts Restricting Borrower's Right to Incur Debts
Exhibit G Litigation
Exhibit H Capitalized Leases
Exhibit I Operating Leases
Exhibit J Labor Contracts
Exhibit K Compliance Certificate
Exhibit L Permitted Liens
Exhibit M Form of Static Pool Analysis

LOAN AND SECURITY AGREEMENT - Page 43
---------------------------

                                   EXHIBIT C
                                   ---------


                         Borrower's Business Location
                         ----------------------------


Jayhawk Acceptance Corporation
2001 Bryan Tower, Suite 600
Dallas, Texas 75201

                                   EXHIBIT D
                                   ---------


                                Corporate Names
                                ---------------


Name of Subsidiaries:

     Jayhawk Funding Trust I
     Jayhawk Medical Acceptance Corporation
     Jayhawk Services, Inc.

Name of Corporate Affiliates of Borrower:

     First Computer Service Corporation
     First Extended Service Corporation
     FFG Insurance Company
     Jayhawk, Inc.
     Texas Professional Baseball, Inc.
     Cougar Advertising, Inc.

                                   EXHIBIT K
                                   ---------


                            Compliance Certificate
                            ----------------------


                           [Letterhead of Borrower]



                           __________________, 19__



Jayhawk Acceptance Corporation
2001 Bryan Tower
Suite 600
Dallas, Texas 75201


     The undersigned, the Executive Vice President and Treasurer of Jayhawk Acceptance Corporation, a Texas corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of
Section 7.1.3 of that certain Loan and Security Agreement dated __________,
-------------
1997, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     1. Based upon my review of the balance sheets and statements of income of Borrower for the monthly period ending __________________, 19__, copies of which are attached hereto, I hereby certify as follows:

Collections on Pledged Contracts:                       $____________________

Projected Gross Collections:                            $____________________


The ratio, as a percentage, of Collections to Projected Gross:       ________%

Requirement of Loan Agreement:                               not less than 85%

     2. No Default exists on the date hereof, other than: ____________________ __________________________________________________[if none, so state]; and

     3. No Event of Default exists on the date hereof, other than:__________ __________________________________________________[if none, so state].


                                 Very truly yours,



                                 _______________________________________
                                 Name:  ________________________________
                                 Executive Vice President and Treasurer

                                   EXHIBIT L
                                   ---------


                                Permitted Liens
                                ---------------


1.   Lien granted to Landlord under Office Lease for Bryan Tower.

2. Liens granted to Prudential Securities Credit Corporation covering Borrower's interest in the Trust.

                                   EXHIBIT M
                                   ---------


                         Form of Static Pool Analysis
                         ----------------------------


                                [See Attached.]

                                   EXHIBIT C
                                   ---------
                                      to
                             Settlement Agreement

                                 New Guaranty
                                 ------------

                                  [Attached.]


EXHIBIT C - PAGE 1
---------

                            UNCONDITIONAL GUARANTY
                            ----------------------

     FOR VALUE RECEIVED, CARL H. WESTCOTT ("Guarantor") guarantees
                                            ---------
unconditionally the full and prompt payment to FLEET CAPITAL CORPORATION ("Lender") at Lender's office in Dallas County, Texas, when due, whether by
 -------
acceleration or otherwise, of the following obligations and indebtedness of JAYHAWK ACCEPTANCE CORPORATION, a Texas corporation (the "Borrower"):
                                                          --------

     any and all obligations for which Borrower, is now, or hereafter may become, liable or indebted to Lender under that certain Loan and Security Agreement, dated as of ______, 1997, by and between Borrower and Lender (as may be renewed, extended, modified or replaced from time to time, the "Loan Agreement"); all unpaid accrued interest on the Obligations; and all costs, attorneys' fees, and other expenses incurred by Lender in enforcing this Guaranty which are incurred by Lender by reason of any default by Borrower under the Loan Agreement (all of the foregoing are hereinafter referred to
               --------------
     as the "Obligations").
             -----------

     All sums paid Lender by Guarantor may be applied by Lender at its discretion upon any of the Obligations. To further secure payment of the Obligations, Guarantor grants to Lender, in addition to all other contractual, legal, and equitable rights of Lender, the right to offset against any account, certificate of deposit, or other funds of Guarantor in the possession of or under the control of Lender.

     Guarantor hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the Obligations, including, without limitation, notice of intent to accelerate and notice of acceleration, and waives diligence, presentment, demand, protest, and suit on the part of Lender in the collection of any of the Obligations, and agrees that Lender shall not be required to first endeavor to collect any of the Obligations from Borrower, or any other party liable for payment of the Obligations (hereinafter referred to as an "Obligated Party"), before requiring Guarantor to pay the full
                   ---------------
amount of the Obligations. Without impairing the rights of Lender against Guarantor, Borrower or any other Obligated Party, suit may be brought and maintained against Guarantor at the election of Lender with or without joinder of Borrower or any other Obligated Party, any right to any such joinder being hereby waived by Guarantor.

     Guarantor represents to Lender he is receiving a direct and indirect benefit as a result of this Guaranty and the Obligations; represents to Lender that after giving effect to this Guaranty and the contingent obligations evidenced hereby he is, and will be, solvent; acknowledges that his liability hereunder shall be cumulative and in addition to any other liability or obligation to Lender, whether the same is incurred through the execution of a note, a similar guaranty, through endorsement, or otherwise; and acknowledges that neither Lender nor any officer, employee, agent, attorney or other representative of Lender has made any representation, warranty or statement to Guarantor to induce him to execute this Guaranty.

UNCONDITIONAL GUARANTY - Page 1
----------------------

     Guarantor hereby agrees that, except as hereinafter provided, his obligations under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect the Obligations from Borrower or any other Obligated Party or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v) the surrender, release, exchange, or alteration by Lender of any security or collateral for the Obligations, (vi) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. (S)101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy
 ---------------
Code, (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     No release, waiver, or discharge of Borrower or any Obligated Party from liability for payment of any of the Obligations, nor any renewal, supplementation, modification, rearrangement or acceleration of any of the Obligations, nor any amendment of any document evidencing any of the Obligations, either express or implied, shall relieve Guarantor from liability for payment of the full amount of the Obligations then or thereafter outstanding; and Guarantor will immediately pay all Obligations to Lender or other person entitled thereto, regardless of any defense, right of set-off, or counterclaim which Borrower or any other Obligated Party may have or assert, and regardless of whether Lender or any other party shall have taken any steps to enforce any rights against Borrower, any other Obligated Party, or any other party to collect such sum, and regardless of any other condition or contingency, including, without limitation, any neglect, delay, or omission of Lender. Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor, to, from time to time: (i) accept partial payments on the Obligations; (ii) take and hold security or collateral for the payment of this Guaranty or any other guarantees of the Obligations, and exchange, enforce, waive and release any such security or collateral; (iii) apply such security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder.

     Notwithstanding anything to the contrary contained herein, Guarantor shall not have any right, claim or action, now or hereafter, against Borrower or any other Obligated Party arising out of or in connection with this Guaranty or any other document evidencing or securing the Obligations, including, without limitation, any right or claim of subrogation, contribution, reimbursement, exoneration, or indemnity, until all of the Obligations are paid in full.

     Guarantor is familiar with, and has independently reviewed the financial condition of, Borrower and hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing

UNCONDITIONAL GUARANTY - Page 2
----------------------
upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. Guarantor is not relying on the financial condition of Borrower or the value of any collateral for the Obligations as an inducement to enter into this Guaranty. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

     Guarantor consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, any of its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred and this Guaranty, if previously terminated, shall be reinstated for the benefit of Lender.

     Lender may, without notice to Guarantor or any other party, assign its rights hereunder to any holder of the Obligations, in whole or in part, and upon any such assignment all the terms and provisions of this Guaranty shall inure to the benefit of such assignee, to the extent so assigned.

     Lender is relying and is entitled to rely upon each and all of the provisions of this Guaranty; and, accordingly, if any provision of this Guaranty should be held to be invalid or ineffective, then all other provisions shall continue in full force and effect notwithstanding.

     Any and all notices, requests and demands to or upon Guarantor to be effective shall be in writing and shall be deemed to have been validly served, given or delivered as follows: (a) if sent by certified or registered mail return receipt requested, three business days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt; or (b) in the case of telegraphic notice, when delivered to the telegraph company; or (c) in the case of telex notice, when sent, answer-back received; or (d) if sent by any other method, upon actual delivery; in each case addressed to the address set forth opposite Guarantor's signature below or at such other address as Guarantor shall hereafter notify Lender.

     It is the intention of Borrower, Guarantor and Lender to conform strictly to applicable usury laws. Accordingly, no agreements, conditions, provisions or stipulations contained in this Guaranty or any other instrument, document or agreement between Guarantor or Borrower and Lender or default of Guarantor or Borrower, or the exercise by Lender of the right to accelerate

UNCONDITIONAL GUARANTY - Page 3
----------------------
the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Guaranty or any other agreement between Guarantor or Borrower and Lender, or the arising of any contingency whatsoever, shall entitle Lender to collect, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal Rate") and in no event shall Guarantor be
                     ------------------
obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Guarantor to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate ("Excess"), Guarantor acknowledges and stipulates that any
                     ------
such charge shall be the result of an accident and bona fide error, and such Excess shall be, first, applied to reduce the principal then unpaid hereunder; second, applied to reduce the Obligations; and third, returned to Guarantor, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Guarantor recognizes that, with fluctuations in the applicable rate on the Obligations and the Maximum Legal Rate, such an unintentional result could inadvertently occur. By the execution of this Guaranty, Guarantor covenants that Guarantor shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon the contracting, charging or receiving of any interest in excess of the maximum authorized by applicable law.

     If any sum due Lender by Guarantor hereunder is placed in the hands of an attorney for collection, or is collected through probate, bankruptcy, or other court proceeding, then Guarantor promises to pay Lender all reasonable costs, attorneys' fees, and other expenses incurred by Lender pursuant to such collection efforts.

     It is expressly agreed and acknowledged that notwithstanding anything contained in this Guaranty to the contrary, the liability of Guarantor under this Guaranty shall be limited to an amount equal to the sum of the following:

               (i) Ten Million and No/100 Dollars ($10,000,000.00) (the "Guaranteed Obligations"); plus
      ----------------------    ----

               (ii) all costs and expenses of any kind incurred by Lender in enforcing this Guaranty which are incurred by Lender by reason of any default by Borrower under the Loan Agreement, or any instrument or document executed in connection with or as security for payment of the Obligations or any renewal, extension or modification thereof (hereinafter referred to as the "Collection Expenses"); plus
             -------------------    ----

               (iii) interest that accrues on outstanding, unpaid amount of the Guaranteed Obligations and Collection Expenses, at the same rate of interest that accrues on the Obligations and the Collection Expenses under the terms of the Loan Agreement, from and after the date Lender demands performance and/or payment by Guarantor hereunder until payment in full by Guarantor of all sums owing hereunder.

UNCONDITIONAL GUARANTY - Page 4
----------------------

     Any and all existing and future indebtedness and/or obligations of Borrower to Lender and all extensions, renewals and replacements thereof, whether now existing or hereafter incurred, whether direct, primary, absolute, secondary, contingent, secured, matured or unmatured, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, whether originally contracted with Lender or with another or others, whether or not evidenced by a negotiable or non-negotiable instrument or any other writing, and whether contracted by Borrower along or jointly or severally with another or others, other than the Guaranteed Obligations, are hereinafter referred to as the "Unguaranteed Obligations". If at any time there exists any Unguaranteed
     ------------------------
Obligations (i) Lender may at its option, without impairing its rights hereunder, exercise rights of offset by applying, first, to the Unguaranteed Obligations any deposit balances to the credit of Borrower, and (ii) apply all amounts realized by Lender from collateral or security held by Lender for payment of the Obligations against the amount of the Collection Expenses, Guaranteed Obligations and/or the Unguaranteed Obligations in such order or manner as Lender shall determine in its sole discretion.

     In the event that Lender makes demand on Guarantor under this Guaranty prior to indefeasible payment of the Obligations, in full, to Lender, then this Guaranty will terminate only upon payment, in full, to Lender by Guarantor of the Guaranteed Obligations, the Collection Expenses, if any, and accrued interest thereon, if any.

     THIS GUARANTY HAS BEEN NEGOTIATED AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS AND NOT THE LAWS OF CONFLICTS OF THE STATE OF TEXAS. AS PART OF THE CONSIDERATION FOR NEW VALUE AND BENEFIT THIS DAY RECEIVED BY GUARANTOR, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY OF THE STATE OF TEXAS AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

     EXCEPT AS OTHERWISE PROVIDED FOR IN THIS GUARANTY, GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE OBLIGATIONS.

     THIS WRITTEN GUARANTY, TOGETHER WITH ALL OTHER INSTRUMENTS, AGREEMENTS AND
     --------------------------------------------------------------------------
CERTIFICATES EXECUTED BY THE
----------------------------

UNCONDITIONAL GUARANTY - Page 5
----------------------

PARTIES IN CONNECTION WITH THE OBLIGATIONS OR WITH REFERENCE HERETO OR THERETO,
-------------------------------------------------------------------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
--------------------------------------------------------------------------------
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE
------------------------------------------------------------------------
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
-------------------------------------------------------------------

     This Guaranty is given in modification, substitution and replacement of that certain Unconditional Guaranty (the "Prior Guaranty"), dated January 9,
                                          --------------
1997, executed by Guarantor in favor of Lender, covering certain obligations of Borrower. Any and all liabilities of Guarantor to Lender under the Prior Guaranty are modified, substituted and replaced by this Guaranty.

     By acceptance of this Guaranty, Lender agrees and acknowledges in favor of Guarantor as follows:

          (a) Lender has rescinded Lender's demand to Guarantor, dated February 6, 1997, for payment and performance under the Prior Guaranty; and

          (b) Lender knows of no other presently existing, matured, and liquidated claims of Lender against guarantor.

     Executed and delivered as of the ____ day of ________, 1997.



                                        ________________________________________
                                        CARL H. WESTCOTT

Address:
-------
CARL H. WESTCOTT
100 Crescent Court
Suite 1620
Dallas, Texas 75201

Telecopy No. (214) 777-5010

UNCONDITIONAL GUARANTY - Page 6
----------------------

                                   EXHIBIT D
                                   ---------
                                      to
                             Settlement Agreement

                                     Note
                                     ----

                                  [Attached.]


EXHIBIT D - PAGE 1
---------

                            SECURED PROMISSORY NOTE

$____________                                                _____________, 1997

     FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby
                                                       --------
promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter "Lender"), at its office located at 2711 North Haskell,
                          ------
Suite 2100, LB 21, Dallas, Texas 75204, or at such other location as Lender may request, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of _____ MILLION _______ THOUSAND AND NO/100 DOLLARS ($____________), together with interest from and after the date hereof at the per annum rate set forth below.

     Subject to Section 2.1.3 of the Loan Agreement (as defined below), the
                --------------
unpaid principal balance outstanding hereunder shall accrue interest at the per annum rate (hereinafter referred to as the "Applicable Annual Rate") specified
                                            ----------------------
in Section 2.1.1 of that certain Loan and Security Agreement, dated of even date
   -------------
herewith, by and between Lender and Borrower (as amended, restated or renewed from time to time, the "Loan Agreement"), except that upon and after the
                        --------------
occurrence and during the continuance of an Event of Default, the unpaid principal balance outstanding hereunder, and, to the extent permitted by applicable law, past due interest hereunder, shall accrue interest at the Default Rate specified in Section 2.1.2 of the Loan Agreement.
                          -------------

     This Secured Promissory Note (this "Note") is the Term Note referred
                                         ----
to in, and is issued pursuant to, the Loan Agreement, and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder (including, without limitation, the "Security Documents" as defined in the Loan Agreement) (hereinafter collectively
 -------------------
referred to as the "Loan Documents") are hereby made a part of this Note and are
                    --------------
deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     The principal amount of and all accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a)  Interest.  Interest shall be due and payable monthly, in arrears,
               --------
     on the first day of each month, commencing on _____1, 1997, and continuing on the first day of each month thereafter until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

          (b)  Monthly Principal Amortization. The outstanding principal balance
               ------------------------------
     of this Note shall be due and payable in monthly installments on the last day of each calendar month, the amount of which for any particular month being equal to the amount shown below for the month corresponding thereto, except to extent Borrower previously

SECURED PROMISSORY NOTE - Page 1
-----------------------
     made all or any portion of thereof pursuant to the Final Cash Collateral Order (as such term is defined in the Loan Agreement):

                                                      AGGREGATE INSTALLMENTS
          MONTH:                                      ----------------------
          ------                                           PER MONTH:
                                                           ----------
          [June through July, 1997                         $4,000,000
          August, 1997                                     $3,500,000
          September, 1997                                  $3,250,000
          October and November, 1997                       $3,000,000
          December, 1997                                   $2,750,000
          January, 1998                                    $2,500,000
          February, 1998                                   $2,000,000
          March through August, 1998                       $3,000,000]


          (c)  Maturity Date.  The entire remaining principal amount then
               -------------
     outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Maturity Date (i.e., September 1, 1998).

     In addition to principal payments provided for above, mandatory prepayments of principal shall be due and payable on a quarterly basis, on the 15th day of each March, June, September and December, beginning on the first such date after the Closing Date, in an amount equal to fifty percent (50%) of Excess Cash Flow, as defined and more particularly provided for in Section 3.1.3 of the Loan Agreement.

     Borrower may prepay this Note in whole or in part at any time without premium or penalty, unless otherwise specified in the Loan Agreement.

     All partial prepayments, whether mandatory or voluntary, shall be applied to installments of principal in the inverse order of their maturities.

     Upon or after the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 9 of the Loan Agreement,
                                        ---------
including the right to declare the then outstanding principal balance and accrued interest hereof to be and the same shall thereupon become, immediately due and payable without notice of intention to accelerate, notice of acceleration, or any other notice to or demand upon Borrower, all of which Borrower hereby expressly waives.

     Notwithstanding anything to the contrary in this Note or otherwise, (i) if at any time the amount of interest computed on the basis of the Applicable Annual Rate or the Default Rate would exceed the amount of such interest computed upon the basis of the maximum rate of interest permitted by applicable state or federal law in effect from time to time hereafter (the "Maximum Legal
                                                                 -------------
Rate"), the interest payable under this Note shall be computed upon the basis of
----
the Maximum Legal Rate, but any subsequent reduction in such Applicable Annual Rate or Default Rate, as applicable, shall not reduce such interest thereafter payable hereunder below the

SECURED PROMISSORY NOTE - Page 2
-----------------------
amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Applicable Annual Rate or Default Rate, as applicable; and (ii) unless preempted by federal law, the Applicable Annual Rate or Default Rate, as applicable, from time to time in effect hereunder may not exceed the "indicated ceiling rate" from time to time in effect under Tex. Rev. Civ. Stat. Ann. art. 5069-1.04(c) (Vernon 1987). If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Note than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to Lender by reason thereof shall be payable at the same date and in the same manner as accrued interest on this Note is generally payable pursuant to the provisions of this Note.

     No agreements, conditions, provisions or stipulation contained in this Note, the Loan Agreement or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Note or any other Loan Document, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, interest exceeding the Maximum Legal Rate. In no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ("Excess Interest"), Borrower acknowledges and stipulate that any such
       ---------------
contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess Interest received by Lender shall be applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Applicable Annual Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Note, Borrower covenants that (i) the credit or return of any Excess Interest shall constitute the acceptance by Borrower of such Excess Interest, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum rate authorized by applicable law. For the purpose of determining whether or not any Excess Interest has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Note shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note.

     Time is of the essence of this Note. Unless otherwise provided in the Loan Agreement, Borrower, for itself and its legal representatives, successors and assigns, expressly waives, to the fullest extent permitted by Applicable Law, presentment, demand, protest, notice of dishonor, notice of non-payment, notice of intent to accelerate, notice of acceleration, notice of maturity,

SECURED PROMISSORY NOTE - Page 3
-----------------------
notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     If this Note is collected by or through an attorney at law, Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees and court costs, and any other charges for which Borrower is responsible under the Loan Agreement and other Loan Documents.

     Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Dallas, Texas, on the date first above written.

                                             BORROWER:

                                             JAYHAWK ACCEPTANCE CORPORATION



                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


SECURED PROMISSORY NOTE - Page 4
-----------------------

                                   EXHIBIT E
                                   ---------
                                      to
                             Settlement Agreement

                               Pledge Agreement
                               ----------------

                                  [Attached.]


EXHIBIT E - PAGE 1
---------

                                                                   EXHIBIT 10.43

                         PLEDGE AND SECURITY AGREEMENT
                            (BENEFICIAL INTERESTS)


          THIS PLEDGE AND SECURITY AGREEMENT, dated as of the ___ day of ______, 1997, by JAYHAWK ACCEPTANCE CORPORATION, a Texas corporation, having an office at 2001 Bryan Tower, Suite 600, Dallas, Texas 75201 ("Pledgor"), to and in favor
                                                      -------
of FLEET CAPITAL CORPORATION, having an office at 2711 North Haskell, Suite 2100, Dallas, Texas 75204 ("Pledgee").
                            -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     PRELIMINARY STATEMENT. Pledgor is now the direct legal and beneficial owner of one hundred percent (100%) of the issued and outstanding shares of equity and beneficial interests, ownership rights and other ownership interests, whether or not evidenced by any tangible indicia of ownership, issued by Jayhawk Funding Trust I, a Delaware limited purpose business trust ("Issuer"), all as
                                                             ------
more particularly described on Exhibit A hereto (the "Pledged Securities").  In
                               ---------              ------------------
order to induce Pledgee to enter into the Loan Agreement (as defined below) with Pledgee, Pledgor has agreed to secure the payment and performance of the Obligations (as hereinafter defined) and to accomplish same by (i) executing and delivering to Pledgee this Pledge Agreement, (ii) subject to the PSCC Agreement, delivering to Pledgee such of the Pledged Securities as Pledgee shall now or hereafter have in its possession from time to time, together with appropriate powers and/or endorsements duly executed in blank by Pledgor, and (iii) delivering to Pledgee any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder or with respect to the Obligations.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

     1.   Definitions
          -----------

          (a)  "Loan Agreement" shall mean that certain Loan and Security
                --------------
Agreement, dated ________, 1997, as the same may be amended, renewed, modified or extended at any time and from time to time.

          (b)  "Obligations" shall have the meaning given such term in the Loan
                -----------
Agreement.

          (c)  "Pledge Agreement" shall mean and include this Pledge and
                ----------------
Security Agreement, as amended, modified or supplemented from time to time.

          (d)  "Pledged Property" shall mean and include (i) the Pledged
                ----------------
Securities, together with all interest, profits, redemptions, subscription rights, stock, warrants, certificates of interest, shares, participations, receipts, securities, options, substitutions, exchanges, dividends

PLEDGE AGREEMENT - Page 1
----------------
and other distributions now or hereafter distributed by Issuer or which may hereafter be acquired by or delivered to the possession of Pledgor or Pledgee with respect to the Pledged Securities, (ii) Pledgor's records with respect to the foregoing and (iii) the proceeds of all of the foregoing.

          (e)  "PSCC" shall mean Prudential Securities Credit Corporation, a
                ----
Delaware corporation.

          (f)  "PSCC Agreement" shall mean that certain Trust Shares Pledge
                --------------
Agreement by and between PSCC and Pledgor, dated as of December 1, 1996.

          (g) All other terms hereinbefore or hereinafter defined in this Pledge Agreement shall have the meanings herein assigned to such terms.

          (h) All capitalized terms not specifically defined herein shall have the meanings assigned to them in the Loan Agreement, if therein defined; otherwise, all capitalized terms not specifically defined herein or therein which are defined in the Uniform Commercial Code (the "Code") as presently in
                                                       ----
effect in the State of Texas shall be construed in accordance with the definitions set forth in the Code.

     2.   Grant of Security Interest
          --------------------------

          As collateral security for the prompt and unconditional payment and performance when due of each and every one of the Obligations, Pledgor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to Pledgee and grants to Pledgee a security interest in and lien upon all of the Pledged Property, subject, however, to the PSCC Agreement.

     3.   Representations, Warranties, Covenants and Waivers
          -------------------------------------------------

          Pledgor hereby covenants, represents and warrants, with and to Pledgee that (all of such covenants, representations and warranties being continuing in nature so long as any of the Obligations are outstanding):

          (a) The Pledged Securities are duly authorized, validly issued, fully paid and non-assessable securities of the Issuer, constitute Pledgor's entire interest in the Issuer and are not registered, nor has Pledgee authorized the registration thereof, in the name of any person or entity other than PSCC, pursuant to the PSCC Agreement, Pledgor or Pledgee.

          (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description except for (i) the pledge and security interest with respect thereto in favor of PSCC, as evidenced by the PSCC Agreement, and (ii) the pledge and security interest with respect thereto in favor of Pledgee.

          (c) The Pledged Property is not subject to any restrictions relative to the transfer thereof, except as provided in the Declaration of Trust of the Issuer and noted on the

PLEDGE AGREEMENT - Page 2
----------------
certificates evidencing the Pledged Securities, and Pledgor has the right to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions, except as otherwise provided herein.

          (d) The Pledged Property is duly and validly pledged to Pledgee and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party was or is necessary to the validity and enforceability of this Pledge Agreement, except for the consent of PSCC, which Pledgee has obtained.

          (e) Pledgee is authorized, but not required, to (i) store, deposit and safeguard the Pledged Property, (ii) perform any and all other acts which Pledgee in good faith deems reasonable and/or necessary for the protection and preservation of the Pledged Property or its value or Pledgee's security interest therein, including without limitation, transferring, registering or arranging for the transfer or registration of the Pledged Property to or in Pledgee's own name and receiving the income therefrom as additional collateral for the Obligations and (iii) pay any charges or expenses which Pledgee deems necessary for the foregoing purposes. Any obligation of Pledgee for reasonable care for the Pledged Property in Pledgee's possession shall be limited to the same degree of care which Pledgee uses for similar property owned by Pledgee.

          (f) Pledgor will pay all charges and assessments of any nature against the Pledged Property or with respect thereto prior to said charges and/or assessments being delinquent.

          (g) Pledgor shall promptly reimburse Pledgee on demand, together with interest at the rate provided in the Loan Agreement, for any charges, assessments or expenses paid or incurred by Pledgee in its discretion for the protection and preservation and maintenance of the Pledged Property and the enforcement of Pledgee's rights hereunder, including, without limitation, reasonable attorneys' fees and legal expenses incurred by Pledgee in seeking to protect, collect or enforce its rights in the Pledged Property or otherwise hereunder.

          (h) Pledgor shall furnish Pledgee with such information concerning Issuer and the Pledged Property as Pledgee may from time to time request, including, without limitation, current financial statements.

          (i) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire or have registered in its name any certificate, option, warrant or right with respect to the equity or beneficial or other interests of Issuer (including without limitation, any certificate representing a dividend on or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or duly executed appropriate powers and/or assignments, to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof, or, if

PLEDGE AGREEMENT - Page 3
----------------
any of the foregoing is uncertificated, register same with the Pledgee's security interest noted therein, as further security for the Obligations.

          (j) During the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property, except pursuant to the PSCC Agreement

          (k) So long as no Event of Default (as hereinafter defined) has occurred, Pledgor shall have the right to vote and exercise all ownership rights with respect to the Pledged Securities, except as expressly prohibited herein.

          (l) Pledgee may notify Issuer or the appropriate transfer agent of the Pledged Securities to register the security interest and pledge granted herein and honor the rights of Pledgee with respect thereto.

          (m) No action has been taken or is being taken by or is currently planned by Pledgor, or any agent acting on its behalf which would cause this Pledge Agreement or the Obligations to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System, the Securities and Exchange Act of 1934 or any other applicable law or regulation, in each case as now in effect or as the same may hereafter be amended or supplemented. Pledgor is not in the business of extending credit for the purpose of purchasing or carrying margin stocks or other securities.

          (n) Pledgor waives (i) all rights to require Pledgee to proceed against any other person, entity or collateral or to exercise any remedy, (ii) the defense of the statute of limitations in any action upon any of the Obligations, (iii) any right of subrogation in the Obligations or Pledged Property, (iv) any rights as a guarantor or surety, including, without limitation, the right to be informed of additional credit extended by Pledgor, any financial information relating to Obligor, the value of the Pledged Property, any deterioration thereof, or of any other matter, unless specifically required by applicable law and non-waivable and (v) to the extent permissible, its rights under Section 9.112 and 9.207 of the Code. Pledgee is entitled to all of the benefits of a secured party set forth in Section 9.207 of the Code. Pledgor agrees that the Pledged Property, other collateral, Company or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Pledge Agreement.

          (o) The PSCC Agreement has not been amended or modified, and the "Secured Obligations" (as such term is defined in the PSCC Agreement) consist only of the loan, the outstanding principal balance of which is, as of this date, $_________________. The principal balance of the Secured Obligations will not be increased above such amount.

PLEDGE AGREEMENT - Page 4
----------------

     4.   Events of Default
          -----------------

          The occurrence of an "Event of Default" under (and as defined in) the Loan Agreement or any representation or warranty made by Pledgor (or any of its officers) under or in connection with this Pledge Agreement which shall prove to have been incorrect in any material respect when made, or any failure by Pledgor to perform or observe any term, covenant or agreement contained in this Pledge Agreement on its part to be performed or observed, shall, at the sole option of Pledgee, constitute and be deemed an Event of Default under this Pledge Agreement.

     5.   Remedies After Default
          ----------------------

          Upon or subsequent to the occurrence of an Event of Default:

          (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct Issuer (or the appropriate transfer agent of the Pledged Securities) to register any or all of the Pledged Securities and/or other Pledged Property in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee. After said instruction, and without further notice, Pledgee, in its discretion, shall have the exclusive right to exercise all voting and business trust rights with respect to the Pledged Securities and other Pledged Property and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities or the other Pledged Property as if Pledgee were the absolute owner thereof, including without limitation, the right to exchange, in its discretion any and all of the Pledged Securities and other Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect to Issuer. Upon the exercise of any such rights, privileges or options by Pledgee, Pledgee shall have the right to deposit and deliver any and all of the Pledged Securities and other Pledged Property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability, except to account for property actually received by Pledgee. However, Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Pledgee) and shall not be responsible for any failure to do so or delay in doing so.

          (b) In addition to all the rights and remedies of a secured party under the Texas Business and Commerce Code, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of

PLEDGE AGREEMENT - Page 5
----------------
any credit risk by Pledgee, with Pledgee having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. In connection with any sale or other disposition of the Pledged Property, Pledgee is hereby authorized by Pledgor to complete the appropriate instruments(s) of transfer executed and delivered by Pledgor with respect to the Pledged Property in such manner as Pledgee shall deem appropriate to effectuate such sale or other disposition. All of Pledgee's rights and remedies, including, but not limited to, the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently, as Pledgee may deem expedient. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Pledged Property or in any way relating to the rights of Pledgee hereunder (including, without limitation, reasonable attorneys' fees and legal expenses, including, without limitation, a reasonable estimate of the allocated cost of Pledgee's in-house counsel and legal staff) shall be applied first to the satisfaction of the Obligations (in such order as Pledgee may elect) and then to the payment of any other amounts required by applicable law, including
Section 9.504(a)(3) of the Texas Business and Commerce Code, Pledgor to be and remain liable to Pledgee for any deficiency. Pledgor agrees that ten (10) days prior notice by Pledgee, sent by certified mail, postage prepaid, designating the date after which a private sale may take place or a public auction may be held, is reasonable notification of such matters.

          (c) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of l933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell such Pledged Property or such part thereof by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor agrees that private sales so made may be at prices and on terms less favorable to the seller than if such Pledged Property were sold at public sale, and that Pledgee has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit Issuer, even if Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws. Pledgor agrees that any private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          (d) All of the Pledgee's rights and remedies, including but not limited to the foregoing and those otherwise arising under this Pledge Agreement, the Loan Agreement, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently

PLEDGE AGREEMENT - Page 6
----------------
as Pledgee may deem expedient. No failure or delay on the part of Pledgee in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

     6.   Further Assurances
          ------------------

          Pledgor agrees that at any time and from time to time upon the written request of Pledgee, Pledgor will execute and deliver such further documents, including but not limited to irrevocable proxies or stock powers, in form satisfactory to counsel for Pledgee, and will take or cause to be taken such further acts as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Pledgee hereunder.

     7.   Miscellaneous
          -------------

          (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Pledgee hereunder, as provided in Section
                                                                        -------
3(e) hereof, Pledgee or Pledgee's agent or bailee shall have no duty or
----
liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Property upon surrendering it to Pledgor or foreclosure with respect thereto. Pledgee shall have no obligation or duty to return or release its security interest in the Pledged Property, except upon the written request of Pledgor, at the sole expense of Pledgor and only after all Obligations are indefeasibly paid in full.

          (b) No course of dealing between Pledgor and Pledgee, nor any failure or delay by Pledgee to exercise any right, power or privilege under this Pledge Agreement, the Loan Agreement or under any other agreements, instruments and documents executed and delivered in connection therewith, shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Pledgee, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

          (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Pledgee.

          (d) The provisions of this Pledge Agreement and the Loan Agreement are severable, and if any clause or provision hereof or thereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement or the Loan Agreement in any jurisdiction.

PLEDGE AGREEMENT - Page 7
----------------

          (E) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS PLEDGE AGREEMENT, THE PLEDGED PROPERTY, THE LOAN AGREEMENT OR ANY MATTER OR PROCEEDING RELATING THERETO.

          (f) This Pledge Agreement shall inure to the benefit of Pledgee and its successors and assigns, and shall be binding upon Pledgor and its successors and assigns.

     8.   Counterparts
          ------------

          This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same instrument.

     9.   Governing Law
          -------------

          THIS PLEDGE AGREEMENT, THE LOAN AGREEMENT AND ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, AND THE OBLIGATIONS OF THE PARTIES HEREUNDER OR THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     10.  Jurisdiction
          ------------

          (a) Pledgor hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in Dallas County in any action or proceeding arising out of or relating to this Pledge Agreement to which Pledgor is a party, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State court or in such Federal court. Pledgor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Pledgor irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing of copies of such process to Pledgor at 2001 Bryan Tower, Suite 600, Dallas, Texas 75201. Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this paragraph 10 shall affect the right of Pledgee to serve legal process in any other manner permitted by law or affect the right of the Pledgee to bring any action or proceeding against the Pledgor or its property in the courts of other jurisdictions.

PLEDGE AGREEMENT - Page 8
----------------

          IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered on the day and year first above written.

                                             JAYHAWK ACCEPTANCE
                                              CORPORATION,
                                             a Texas corporation


                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________

PLEDGE AGREEMENT - Page 9
----------------

                                   EXHIBIT A
                                   ---------

                              PLEDGED SECURITIES
                              ------------------

All of Pledgor's now owned or hereafter acquired right, title and interest in and to all shares of equity and beneficial interests issued by Jayhawk Funding Trust I, a Delaware limited purpose business trust, and all investment property, stocks, bonds or other securities and personal property, cash, proceeds, increases, and profits now existing or hereafter arising therefrom or relating thereto, together with any passbook, receipts, participations, or certificates which may from time to time evidence the same, and together with all moneys now or hereafter on deposit therein, both principal and interest, all proceeds and products thereof, and all of Pledgor's right, title and interest therein.

EXHIBIT A - Page 1
---------

                                   EXHIBIT F
                                   ---------
                                      to
                             Settlement Agreement

                                     Plan
                                     ----

                                  [Attached.]


EXHIBIT F - PAGE 1
---------

Harry A. Perrin
Candace S. Schiffman
WEIL, GOTSHAL & MANGES LLP
700 Louisiana, Suite 1600
Houston, Texas 77002-2784
(713)546-5000

and

Stephen A. Youngman
Kelli M. Walsh
WEIL, GOTSHAL 7 MANGES LLP
100 Crescent Court, Suite 1300
Dallas, Texas 75201-6950
(214) 746-7700

ATTORNEYS FOR THE DEBTOR

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

______________________________________
                                    (S)
In re:                              (S) Case No. 397-31261-SAF-11
                                    (S)
JAYHAWK ACCEPTANCE CORPORATION,     (S) Chapter 11
a Texas Corporation,                (S)
                                    (S)
          Debtor.                   (S)
______________________________________


                        DEBTOR'S PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                    ---------------------------------------


Dated: April 18, 1997
               Dallas, Texas

                               TABLE OF CONTENTS

                                                                                   Page
                                   ARTICLE I.
                   DEFINITIONS AND CONSTRUCTION OF TERMS..........................  1

     1.1.   Administrative Expense Claim..........................................  2
     1.2.   Allowed...............................................................  2
     1.3.   Amended ByLaws........................................................  2
     1.4.   Amended Articles of Incorporation.....................................  2
     1.5.   Allowed Secured Fleet Claim...........................................  2
     1.6.   Ballot................................................................  2
     1.7.   Bankruptcy Code.......................................................  2
     1.8.   Bankruptcy Court......................................................  3
     1.9.   Bankruptcy Rules......................................................  3
     1.10.  Business Day..........................................................  3
     1.11.  Cash Collateral Orders................................................  3
     1.12.  Cash..................................................................  3
     1.13.  Causes of Action......................................................  3
     1.14.  Chapter 11 Case.......................................................  3
     1.15.  Claim.................................................................  3
     1.16.  Class.................................................................  3
     1.17.  Class 6 Election Payment..............................................  3
     1.18.  Collateral............................................................  3
     1.19.  Commencement Date.....................................................  4
     1.20.  Confirmation Date.....................................................  4
     1.21.  Contract..............................................................  4
     1.22.  Confirmation Hearing..................................................  4
     1.23.  Confirmation Order....................................................  4
     1.24.  Creditors' Committee..................................................  4
     1.25.  Dealer................................................................  4
     1.26.  Dealer Agreement......................................................  4
     1.27.  Dealer Claims.........................................................  4
     1.28.  Debtor................................................................  4
     1.29.  Debtor in Possession..................................................  4
     1.30.  Disclosure Statement..................................................  4
     1.31.  Disputed..............................................................  4
     1.32.  Disputed Claim Amount.................................................  5
     1.33.  Effective Date........................................................  5
     1.34.  Equity Interest.......................................................  5
     1.35.  Final Distribution Date...............................................  5
     1.36.  Final Order...........................................................  5
     1.37.  Fleet.................................................................  5
     1.38.  Initial Distribution Date.............................................  5

     1.39.  Insured Claim.........................................................   5
     1.40.  Jayhawk...............................................................   5
     1.41.  Jaymed................................................................   5
     1.42.  Jaymed Claim..........................................................   6
     1.43.  Jaymed Preferred Stock................................................   6
     1.44.  Lien..................................................................   6
     1.45.  New Fleet Documents...................................................   6
     1.46.  New Fleet Note........................................................   6
     1.47.  Other Priority Claim..................................................   6
     1.48.  Other Secured Claim...................................................   6
     1.49.  Plan..................................................................   6
     1.50.  Plan Supplements......................................................   6
     1.51.  Priority Tax Claim....................................................   6
     1.52.  Prudential............................................................   6
     1.53.  Released Director or Officer..........................................   6
     1.54.  Reorganized Debtor....................................................   7
     1.55.  Reorganized Jayhawk...................................................   7
     1.56.  Schedules.............................................................   7
     1.57.  Secured Claim.........................................................   7
     1.58.  Secured Fleet Claim...................................................   7
     1.59.  Secured Prudential Claim..............................................   7
     1.60.  Tort Claim............................................................   7
     1.61.  Unsecured Claim.......................................................   7
     1.62.  Westcott..............................................................   7
     1.63.  Westcott Guaranty.....................................................   7
     1.64.  Westcott Release......................................................   7
     1.65.  Interpretation; Application of Definitions and Rules of Construction..   7

                                  ARTICLE II.
                          TREATMENT OF ADMINISTRATIVE
                   EXPENSE CLAIMS AND PRIORITY TAX CLAIMS.........................   8

     2.1.   Administrative Expense Claims.........................................   8
     2.2.   Professional Compensation and Reimbursement Claims....................   8
     2.3.   Priority Tax Claims...................................................   9

                                  ARTICLE III.
                CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.....................   9

                                  ARTICLE IV.
                  TREATMENT OF CLAIMS AND EQUITY INTERESTS........................  10

     4.1.   CLASS 1 -- OTHER PRIORITY CLAIMS......................................  10
            (a)    Impairment and Voting..........................................  10
            (b)    Distributions..................................................  10
     4.2.   CLASS 2 -- SECURED FLEET CLAIM........................................  10

            (a)    Impairment and Voting..........................................  10
            (b)    Distribution...................................................  10
     4.3.   CLASS 3 -- SECURED PRUDENTIAL CLAIM...................................  13
            (a)    Impairment and Voting..........................................  13
            (b)    Distribution...................................................  13
     4.4.   CLASS 4 -- OTHER SECURED CLAIMS.......................................  14
            (a)    Impairment and Voting..........................................  14
            (b)    Distributions/Reinstatement of Claims..........................  14
     4.5.   CLASS 5 -- UNSECURED CLAIMS...........................................  15
            (a)    Impairment and Voting..........................................  15
            (b)    Distributions..................................................  15
     4.6.   CLASS 6 -- DEALER CLAIMS..............................................  15
            (a)    Impairment and Voting..........................................  15
            (b)    Distributions/Reinstatement....................................  15
            (c)    Cure Payments/Contract Payments................................  16
            (d)    Class 6 - Buyout Election......................................  16
     4.7.   CLASS 7 -- JAYMED CLAIM...............................................  16
            (a)    Impairment and Voting..........................................  16
            (b)    Distributions..................................................  16
     4.8.   CLASS 8 -- EQUITY INTERESTS...........................................  16
            (a)    Impairment and Voting..........................................  16
            (b)    Retention of Equity Interests..................................  17

                                   ARTICLE V.
                 PROVISIONS REGARDING VOTING AND DISTRIBUTIONS
                   UNDER THE PLAN AND TREATMENT OF DISPUTED,
                   CONTINGENT AND UNLIQUIDATED ADMINISTRATIVE
                          EXPENSE CLAIMS AND CLAIMS...............................  17

     5.1.   Voting of Claims......................................................  17
     5.2.   Nonconsensual Confirmation............................................  17
     5.3.   Subtraction and Addition of Classes and Subclasses....................  17
            (a)  Deletion of Classes and Subclasses...............................  17
            (b)  Addition of Classes and Subclasses...............................  17
     5.4.   Method of Distributions Under the Plan................................  17
            (a)  In General.......................................................  17
            (b)  Distributions of Cash............................................  18
            (c)  Timing of Distributions..........................................  18
            (d)  Minimum Distributions............................................  18
            (e)  Unclaimed Distributions..........................................  18
     5.5.   Disputed Claims.......................................................  18
            (a)  Distributions Upon Allowance of Disputed Claims Other Than
                 Disputed Unsecured Claims........................................  18
            (b)  Distributions Upon Allowance of Disputed Unsecured Claims........  18
            (c)  Tort Claims......................................................  18

     5.6.   Objections to and Resolution of Disputed Administrative Expense
            Claims and Disputed Claims............................................  19
     5.7.   Distributions Relating to Allowed Insured Claims......................  19
     5.8.   Cancellation and Surrender of Existing Securities and Agreements......  19

                                  ARTICLE VI.
            EXECUTORY CONTRACTS AND UNEXPIRED LEASES..............................  20

     6.1.   Assumption or Rejection of Executory Contracts and Unexpired Leases...  20
            (a)  Executory Contracts and Unexpired Leases.........................  20
            (b)  Schedules of Rejected Executory Contracts and Unexpired Leases;
                 Inclusiveness....................................................  20
            (c)  Insurance Policies...............................................  21
            (d)  Approval of Assumption or Rejection of Executory Contracts and
                 Unexpired Leases.................................................  21
            (e)  Cure of Defaults.................................................  21
            (f)  Bar Date for Filing Proofs of Claim Relating to Executory
                 Contracts and Unexpired Leases Rejected Pursuant to the Plan.....  21
     6.2.   Indemnification Obligations...........................................  22
     6.3.   Compensation and Benefit Programs.....................................  22
     6.4.   Retiree Benefits......................................................  22

                                  ARTICLE VII.
                           COMPROMISE OF DISPUTES.................................  22

     7.1.   Compromise and Settlement of Claims Against Fleet.....................  22
     7.2.  Compromise and Settlement with Richard B. Hoffmann.....................  23


                                 ARTICLE VIII.
                         PROVISIONS REGARDING CORPORATE
                    GOVERNANCE OF THE REORGANIZED DEBTOR..........................  23

     8.1.   General...............................................................  23
     8.2.   Meetings of Reorganized Jayhawk Stockholders..........................  23
     8.3.   Directors and Officers of Reorganized Debtor..........................  24
            (a)  Board of Directors...............................................  24
            (b)  Officers.........................................................  24
     8.4.   Amended Bylaws and Amended Articles of Incorporation..................  24
     8.5.   Issuance of New Promissory Note and Conversion of Jaymed Preferred
            Stock.................................................................  24

                                  ARTICLE IX.
              IMPLEMENTATION AND EFFECT OF CONFIRMATION OF PLAN...................  24

     9.1.   Term of Bankruptcy Injunction or Stays................................  24

     9.2.   Revesting of Assets...................................................  24
     9.3.   Causes of Action......................................................  25
     9.4.   Discharge of Debtor...................................................  25
     9.5.   Injunction............................................................  25

                                   ARTICLE X.
                          EFFECTIVENESS OF THE PLAN...............................  26

     10.1.  Conditions Precedent to Effectiveness.................................  26
     10.2.  Waiver of Conditions..................................................  26

                                  ARTICLE XI.
                          RETENTION OF JURISDICTION...............................  27

                                  ARTICLE XII.
                          MISCELLANEOUS PROVISIONS................................  28

     12.1.  Effectuating Documents and Further Transactions.......................  28
     12.2.  Corporate Action......................................................  28
     12.3.  Exemption from Transfer Taxes.........................................  28
     12.4.  Debtor's Limited Release of Directors and Officers....................  28
     12.5.  Claim Holders' Release of Directors and Officers from Claims and
            Liabilities...........................................................  29
     12.6.  Exculpation...........................................................  29
     12.7.  Termination of Committee..............................................  29
     12.8.  Post-Confirmation Date Fees and Expenses..............................  29
     12.9.  Payment of Statutory Fees.............................................  30
     12.10. Amendment or Modification of the Plan.................................  30
     12.11. Severability..........................................................  30
     12.12. Revocation or Withdrawal of the Plan..................................  30
     12.13. Binding Effect........................................................  30
     12.14. Notices...............................................................  30
     12.15. Governing Law.........................................................  31
     12.16. Withholding and Reporting Requirements................................  31
     12.17. Plan Supplements......................................................  31
     12.18. Headings..............................................................  32
     12.19. Exhibits..............................................................  32
     12.20. Filing of Additional Documents........................................  32

Harry A. Perrin
Candace S. Schiffman
WEIL, GOTSHAL & MANGES LLP
700 Louisiana, Suite 1600
Houston, Texas  77002-2784
(713) 546-5000

and

Stephen A. Youngman
Kelli M. Walsh
WEIL, GOTSHAL & MANGES LLP
100 Crescent Court, Suite 1300
Dallas, Texas 75201-6950
(214) 746-7700

ATTORNEYS FOR THE DEBTOR


                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

___________________________________
                                   (S)
In re:                             (S)  Case No. 397-31261-SAF-11
                                   (S)
JAYHAWK ACCEPTANCE CORPORATION,    (S)  Chapter 11
a Texas Corporation,               (S)
                                   (S)
         Debtor.                   (S)
                                   (S)
___________________________________


                        DEBTOR'S PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                    ---------------------------------------

         Jayhawk Acceptance Corporation, a Texas corporation, proposes the following plan of reorganization under section 1121(a) of title 11 of the United States Code.

                                   ARTICLE I.

                     DEFINITIONS AND CONSTRUCTION OF TERMS
                     --------------------------------------

     Definitions.  As used herein, the following terms have the respective
     -----------
meanings specified below, unless the context otherwise requires:

     1.1.  Administrative Expense Claim means any right to payment constituting
           ----------------------------
a cost or expense of administration of the Chapter 11 Case under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the estate of the Debtor, any actual and necessary costs and expenses of operating the business of the Debtor, any indebtedness or obligations incurred or assumed by the Debtor in Possession in connection with the conduct of its business, including, without limitation, for the acquisition or lease of property or an interest in property or the rendition of services, all compensation and reimbursement of expenses to the extent Allowed by the Bankruptcy Court under section 330 or 503 of the Bankruptcy Code, and any fees or charges assessed against the estate of the Debtor under section 1930 of chapter 123 of title 28 of the United States Code.

     1.2.  Allowed means any Claim against the Debtor (a) which has been listed
           -------
by the Debtor in its Schedules, as such Schedules may be amended by the Debtor from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (b) which is allowed hereunder, (c) which is not Disputed or (d) if Disputed, (i) which has been allowed by Final Order or (ii) as to which, pursuant to the Plan or a Final Order of the Bankruptcy Court, the liability of the Debtor and the amount thereof are determined by final order of a court of competent jurisdiction other than the Bankruptcy Court; provided, however, that
                                                        --------  -------
any Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder. Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Administrative Expense Claim," or "Allowed Claim" shall not, for purposes of computation of distributions under the Plan, include interest on such Administrative Expense Claim or Claim from and after the Commencement Date.

     1.3.  Amended ByLaws means the amended and restated ByLaws of Reorganized
           --------------
Jayhawk, which shall be in substantially the form contained in the Plan Supplement (Volume II).

     1.4.  Amended Articles of Incorporation means the amended and restated
           ---------------------------------
Articles of Incorporation of Reorganized Jayhawk, which shall be in substantially the form contained in the Plan Supplement (Volume II).

     1.5.  Allowed Secured Fleet Claim means the Claim described in Section 4.2
           ---------------------------
of this Plan.

     1.6.  Ballot means the form distributed to each holder of an impaired Claim
           ------
on which is to be indicated acceptance or rejection of the Plan.

     1.7.  Bankruptcy Code means title 11 of the United States Code, as amended
           ---------------
from time to time, as applicable to the Chapter 11 Case.

     1.8.  Bankruptcy Court means the United States District Court for the
           ----------------
Northern District of Texas, Dallas Division having jurisdiction over the Chapter 11 Case and, to the extent of any reference under section 157 of title 28 of the United States Code, the unit of such District Court under section 151 of title 28 of the United States Code.

     1.9.  Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as
           ----------------
promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, and any Local Rules of the Bankruptcy Court.

     1.10. Business Day means any day other than a Saturday, Sunday or any
           ------------
other day on which commercial banks in Dallas, Texas are required or authorized to close by law or executive order.

     1.11. Cash Collateral Orders mean the Interim Order Authorizing the Use of
           ----------------------
Cash Collateral and Providing for Adequate Protection, the Second Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection, the Third Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection (and the Supplement thereto), and the Joint Stipulation and Agreed Final Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection.

     1.12. Cash means legal tender of the United States of America and
           ----
equivalents thereof.

     1.13. Causes of Action means, without limitation, any and all actions,
           ----------------
causes of action (including causes of action arising under any section of the Bankruptcy Code), liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, in law, equity or otherwise.

     1.14. Chapter 11 Case means the case under chapter 11 of the Bankruptcy
           ---------------
Code commenced by the Debtor, styled In re Jayhawk Acceptance Corporation, Chapter 11 Case No. 397-31261-SAF-11, currently pending in the Bankruptcy Court.

     1.15. Claim has the meaning set forth in section 101 of the Bankruptcy
           -----
Code.

     1.16. Class means a category of holders of Claims or Equity Interests as
           -----
set forth in Article III of the Plan.

     1.17. Class 6 Election Payment means the amount that is sixty percent
           ------------------------
(60%) of the estimated amount as of December 31, 1996 of all distributions that are payable or will become payable to a Dealer arising out of or related to a Dealer Agreement.

     1.18. Collateral means any property or interest in property of the estate
           ----------
of the Debtor subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

     1.19. Commencement Date means February 7, 1997, the date on which the
           -----------------
Debtor commenced the Chapter 11 Case.

     1.20. Confirmation Date means the date on which the Clerk of the
           -----------------
Bankruptcy Court enters the Confirmation Order on the docket.

     1.21.  Contract means a written agreement pursuant to which a Person agrees
            --------
to purchase from a Dealer a new or used automobile and to pay for same on an installment basis, with interest, over a period of months.

     1.22.  Confirmation Hearing means the hearing held by the Bankruptcy Court
            --------------------
to consider confirmation of the Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

     1.23.  Confirmation Order means the order of the Bankruptcy Court
            ------------------
confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

     1.24.  Creditors' Committee means the statutory committee of unsecured
            --------------------
creditors appointed in the Chapter 11 Case pursuant to section 1102 of the Bankruptcy Code.

     1.25.  Dealer means a Person engaged in the business of selling new or used
            ------
automobiles pursuant to Contracts.

     1.26.  Dealer Agreement means an agreement governing the relationship
            ----------------
between the Debtor and each Dealer from which the Debtor purchases Contracts.

     1.27.  Dealer Claims means those claims arising under the Dealer
            -------------
Agreements.

     1.28.  Debtor means Jayhawk Acceptance Corporation, a Texas corporation.
            ------

     1.29.  Debtor in Possession means the Debtor in its capacity as debtor in
            --------------------
possession in the Chapter 11 Case pursuant to sections 1101, 1107(a) and 1108 of the Bankruptcy Code.

     1.30.  Disclosure Statement means the disclosure statement relating to the
            --------------------
Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

     1.31.  Disputed means any Claim proof of which was timely and properly
            --------
filed and which has been or hereafter is listed on the Schedules as unliquidated, disputed or contingent, and in either case or in the case of an Administrative Expense Claim, any Administrative Expense Claim or Claim as to which the Debtor or, if not prohibited by the Plan, any other party in interest has interposed a timely objection and/or request for estimation in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, which objection and/or request for estimation has not been withdrawn or determined by a Final Order, and any Claim proof of which was required to be filed by order of the Bankruptcy Court but as to which a proof of claim was not timely or properly filed.

     1.32.  Disputed Claim Amount means the amount set forth in the proof of
            ---------------------
claim relating to a Disputed Claim or, if the amount of a Disputed Claim is not specified in the proof of claim or is unliquidated, in whole or in part, an amount estimated in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018 for purposes of, inter alia,
                                                              ----- ----
Section 5.4 of the Plan pursuant to an order of the Bankruptcy Court.

     1.33.  Effective Date means the first Business Day on which the conditions
            --------------
specified in Section 10.1 of the Plan have been satisfied or waived.

     1.34.  Equity Interest means any share of common stock or other instrument
            ---------------
evidencing an ownership interest in the Debtor, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

     1.35.  Final Distribution Date means the one hundred eightieth day
            -----------------------
subsequent to the Effective Date, or as soon thereafter as is practicable.

     1.36.  Final Order means an order of the Bankruptcy Court as to which the
            -----------
time to appeal, petition for certiorari, or move for reargument or rehearing has
                             ----------
expired and as to which no appeal, petition for certiorari, or other proceedings
                                                ----------
for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in
                     ----------
writing in form and substance satisfactory to the Debtor or the Reorganized Debtor or, in the event that an appeal, writ of certiorari, or reargument or
                                                ----------
rehearing thereof has been sought, such order of the Bankruptcy Court shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take
----------
any further appeal, petition for certiorari or move for reargument or rehearing
                                 ----------
shall have expired; provided, however, that the possibility that a motion under
                    --------  -------
Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

     1.37.  Fleet means Fleet Capital Corporation, a Rhode Island corporation.
            -----

     1.38.  Initial Distribution Date means the date that is ninety days
            -------------------------
subsequent to the Effective Date, or as soon thereafter as is practicable.

     1.39.  Insured Claim means any Claim arising from an incident or occurrence
            -------------
that is covered under the Debtor's insurance policies.

     1.40.  Jayhawk means Jayhawk Acceptance Corporation, a Texas corporation.
            -------

     1.41.  Jaymed means Jayhawk Medical Acceptance Corporation, a wholly-owned
            ------
subsidiary of Jayhawk.

     1.42.  Jaymed Claim means the Claim of Jaymed against the Debtor in the
            ------------
principal amount of $7,100,000, exclusive of interest, as of the Commencement Date.

     1.43.  Jaymed Preferred Stock means the Series A Redeemable, Convertible
            ----------------------
Preferred Stock, par value $.01 per share of Jaymed.

     1.44.  Lien has the meaning set forth in section 101 of the Bankruptcy
            ----
Code.

     1.45.  New Fleet Documents means the New Fleet Note, the Loan and Security
            -------------------
Agreement between Reorganized Jayhawk and Fleet which shall be in the form contained in the Plan Supplement (Volume I), the Pledge and Security Agreement (Beneficial Interests), which shall be in the form contained in the Plan Supplement (Volume I), and all other instruments and agreements referred to in any of the foregoing or to be executed by Reorganized Jayhawk pursuant thereto, or as may be modified in writing by Fleet and the Debtor.

     1.46.  New Fleet Note means the Secured Promissory Note to be issued
            --------------
pursuant to the Plan to Fleet, which shall be in the form contained in the Plan Supplement (Volume I) or as may be modified in writing by Fleet and the Debtor, and shall be in an amount equal to the sum of the Secured Fleet Claim as of the Commencement Date less payments received and applied to principal during the
                  ----
Chapter 11 Case, plus accrued but unpaid interest at the non-default rate, plus
                 ----                                                      ----
attorneys fees and costs to the extent allowed by the Bankruptcy Code.

     1.47.  Other Priority Claim means any Claim, other than an Administrative
            --------------------
Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

     1.48.  Other Secured Claim means any Secured Claim, other than the Secured
            -------------------
Fleet Claim and the Secured Prudential Claim.

     1.49.  Plan means this chapter 11 plan of reorganization, including,
            ----
without limitation, the Plan Supplements (Volumes I and II) and all exhibits, supplements, appendices and schedules hereto, either in its present form or as same may be altered, amended or modified from time to time.

     1.50.  Plan Supplements means the forms of documents specified in Section
            ----------------
12.17 of the Plan.

     1.51.  Priority Tax Claim means any Claim of a governmental unit of the
            ------------------
kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

     1.52.  Prudential means Prudential Securities Capital Corporation.
            ----------

     1.53.  Released Director or Officer shall have the meaning set forth in
            ----------------------------
Section 12.5 of the Plan.

     1.54.  Reorganized Debtor means Reorganized Jayhawk.
            ------------------

     1.55.  Reorganized Jayhawk means Jayhawk Acceptance Corporation or any
            -------------------
successor thereto by merger, consolidation or otherwise, on and after the Effective Date.

     1.56.  Schedules means the schedules of assets and liabilities, the list of
            ---------
holders of Equity Interests, and the statements of financial affairs filed by the Debtor under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, and all amendments and modifications thereto through the Confirmation Date.

     1.57.  Secured Claim means any Claim, to the extent reflected in the
            -------------
Schedules or a proof of claim as a Secured Claim, which is secured by a Lien on Collateral to the extent of the value of such Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code, or, in the event that such Claim is subject to setoff under section 553 of the Bankruptcy Code, to the extent of such setoff.

     1.58.  Secured Fleet Claim means all Claims and Liens arising under or
            -------------------
related to that certain Loan and Security Agreement dated as of April 4, 1995, as amended, between Shawmut Capital Corporation, predecessor-in-interest to Fleet, and the Debtor, or any instrument or agreement referred to therein or executed by the Debtor pursuant thereto.

     1.59.  Secured Prudential Claim means all Claims and Liens arising under or
            ------------------------
related to that certain Trust Shares Pledge Agreement dated December 23, 1996 between Prudential and the Debtor, or any instrument or agreement referred to therein or executed by the Debtor pursuant thereto.

     1.60.  Tort Claim means any Claim relating to personal injury, property
            ----------
damage or products liability or other similar Claim asserted against the Debtor that has not previously been compromised or settled or otherwise resolved.

     1.61.  Unsecured Claim means any Claim that is not a Secured Claim,
            ---------------
Administrative Expense Claim, Priority Tax Claim, Other Priority Claim, Dealer Claim or Jaymed Claim.

     1.62.  Westcott means Carl H. Westcott.
            --------

     1.63.  Westcott Guaranty means the Guaranty of Westcott to Fleet pursuant
            -----------------
to which Westcott will guarantee certain obligations of Reorganized Jayhawk to Fleet which shall be in the form contained in the Plan Supplement (Volume I).

     1.64.  Westcott Release means the release to be executed and delivered by
            ----------------
Westcott to Fleet dated as of the Effective Date, which shall be in the form contained in the Plan Supplement (Volume I).

     1.65.  Interpretation; Application of Definitions and Rules of
            -------------------------------------------------------
Construction. Wherever from the context it appears appropriate, each term stated
------------
in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Unless otherwise specified, all section, article, schedule or exhibit references in the Plan are to the respective Section in, Article of, Schedule to, or Exhibit to, the Plan. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. A term used herein that is not defined herein, but that is used in the Bankruptcy Code, shall have the meaning ascribed to that term in the Bankruptcy Code. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan.

                                  ARTICLE II.

                          TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS
                     --------------------------------------

     2.1.  Administrative Expense Claims.  Except to the extent that any entity
           -----------------------------
entitled to payment of any Allowed Administrative Expense Claim agrees to a different treatment, each holder of an Allowed Administrative Expense Claim shall receive Cash in an amount equal to such Allowed Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative
                              --------  -------
Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession, to the extent authorized and approved by the Bankruptcy Court if such authorization and approval was required under the Bankruptcy Code, shall be paid in full and performed by the Reorganized Debtor in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing or other documents relating to, such transactions.

     2.2.  Professional Compensation and Reimbursement Claims.  All entities
           --------------------------------------------------
seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the
Bankruptcy Code (a) shall file their respective final applications for allowances of compensation for services rendered and reimbursement of expenses incurred through the Confirmation Date by the date that is forty-five days after the Effective Date or such other date as may be fixed by the Bankruptcy Court and, if granted such an award by the Bankruptcy Court, (b) shall be paid in full in such amounts as are Allowed by the Bankruptcy Court (i) on the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim or
(ii) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and the Debtor in Possession or, on and after the Effective Date, the Reorganized Debtor.

     2.3.  Priority Tax Claims.  Except to the extent that a holder of an
           -------------------
Allowed Priority Tax Claim has been paid by the Debtor prior to the Effective Date or agrees to a different treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of Reorganized Debtor, (a) Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable, or (b) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to eight and one-quarter percent (8 1/4%), over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.

                                  ARTICLE III.

                 CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS
                 ---------------------------------------------

     Claims, other than Administrative Expense Claims and Priority Tax Claims, and Equity Interests are classified for all purposes, including voting, confirmation and distribution pursuant to the Plan, as follows:

Class                                                        Status
-----                                                        ------
Class 1 -- Other Priority Claims..........................Unimpaired

Class 2 -- Secured Fleet Claim............................  Impaired

Class 3 -- Secured Prudential Claim.......................  Impaired

Class 4 -- Other Secured Claims...........................Unimpaired

Class 5 -- Unsecured Claims...............................  Impaired

Class 6 -- Dealer Claims..................................Unimpaired

Class 7 -- Jaymed Claim...................................  Impaired

Class 8 -- Equity Interests...............................Unimpaired

                                 ARTICLE IV.

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS
                    ----------------------------------------

     4.1.  CLASS 1 -- OTHER PRIORITY CLAIMS.
           --------------------------------

               (a)  Impairment and Voting. Class 1 is unimpaired by the Plan.
                    ---------------------
Each holder of an Allowed Other Priority Claim is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

               (b)  Distributions. Each holder of an Allowed Other Priority
                    -------------
Claim shall receive Cash in an amount equal to such Allowed Other Priority Claim on the later of the Effective Date and the date such Allowed Other Priority Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is practicable.

     4.2.  CLASS 2 -- SECURED FLEET CLAIM.
           ------------------------------

               (a)  Impairment and Voting. Class 2 is impaired by the Plan. The
                    ---------------------
holder of an Allowed Secured Fleet Claim is entitled to vote to accept or reject the Plan.

               (b)  Distribution. Upon the Effective Date and pursuant to the
                    ------------
terms of the New Fleet Documents, the holder of the Allowed Secured Fleet Claim shall be treated as follows:

                    (1)  Deemed Allowance.  Upon the Effective Date, the Allowed
                         ----------------
                         Secured Fleet Claim shall be treated as an allowed, fully secured claim that is payable from and after the Effective Date pursuant to the terms hereof and the New Fleet Documents, without defense, offset or counterclaim.

                    (2)  Interest.  Accrued interest will continue to be paid on
                         --------
                         the Allowed Secured Fleet Claim monthly, in arrears, on the first day of the month, at the rate of interest provided in the New Fleet Documents.

                    (3)  Monthly Principal Amortization.  The outstanding
                         ------------------------------
                         principal balance of the Allowed Secured Fleet Claim shall be due and payable from and after the Effective Date to the holder of the Allowed Secured Fleet Claim Fleet in monthly installments, the aggregate amount of which during any particular month shall be not less than the amount specified for such month as set forth below:

                                                             Per Month
                          Month                        Installment Agreement
                          -----                        ---------------------
                         May through July, 1997                   $4,000,000
                         August, 1997                             $3,500,000
                         September, 1997                          $3,250,000
                         October and November, 1997               $3,000,000
                         December, 1997                           $2,750,000
                         January, 1998                            $2,500,000
                         February, 1998                           $2,000,000
                         March through August, 1998               $3,000,000

                         The remaining unpaid balance on the New Fleet Note shall be due and payable on September 1, 1998.

                    (4)  Mandatory Prepayments.  In addition to the principal
                         ---------------------
                         payments provided for above, mandatory prepayments of principal will be due and payable from and after the Effective Date on a quarterly basis, on the 15th day of each March, June, September and December, beginning June 15, 1997, based on fifty percent (50%) of Excess Cash Flow as defined in the New Fleet Documents, and in accordance with the New Fleet Documents.

                    (5) The Reorganized Debtor shall be bound from and after the Effective Date, for each calendar month, to achieve Collections (as defined in the New Fleet Documents) for the three (3)-month period consisting of the calendar month then ended plus the immediately preceding two calendar months (i.e., a rolling three (3)-month period), of not less than eighty-five percent (85%) of Projected Gross Collections for the same rolling three
                         (3)-month period, all as more fully provided in the New Fleet Documents.

                    (6) Upon the Effective Date, and as more fully provided under the New Fleet Documents, the holder of the Allowed Secured Fleet Claim will retain all of its liens on all of its pre-petition collateral and post-petition collateral to secure repayment and performance of the Obligations (as defined in the New Fleet Documents) and be entitled to all of its rights, protections, benefits and priorities granted to Fleet in the prior Cash Collateral Orders entered in the Chapter 11 Case, except as specifically modified by the terms of the New Fleet Documents.

                    (7) Upon the Effective Date, the holder of the Allowed Secured Fleet Claim will be entitled indefeasibly to all of the adequate protection payments received under the prior Cash Collateral Orders entered by the Bankruptcy Court, with such payments being credited to the calculation of the Allowed Secured Fleet Claim.

                    (8) Upon the Effective Date, and as more fully provided under the New Fleet Documents, the holder of the Allowed Secured Fleet Claim will be granted a lien upon the Debtor's legal and beneficial ownership interest in the Trust to secure the payment of the Allowed Secured Fleet Claim.

                    (9) Upon the Effective Date, and as more fully provided in this Plan, all pre-petition, post-petition and bankruptcy related claims (i.e., those claims arising
                                                    ----
                         under any section of the Bankruptcy Code), if any, that the Debtor (or any person by, through, or under the Debtor) may have or assert against Fleet or its participant, or any affiliate, or officer, director, or agent, representative, attorney of any of the foregoing parties, will be deemed released.

                    (10) Upon the Effective Date, and pursuant to the terms of the New Fleet Documents, the holder of the Allowed Secured Fleet Claim shall release its lien on all accumulated cash balances and on all auto contracts funded by the Debtor from and after March 1, 1997, exclusive of the Additional Fleet Contracts (as defined hereafter). "Additional Fleet Contracts" shall mean
                                       --------------------------
                         auto contracts which the Debtor reported in Fleet's Borrowing Base as Fleet's collateral as of February 7, 1997, but which the Debtor had not purchased as of February 7, 1997, and that are estimated by the Debtor as of February 7, 1997 to be in the amount of $10 million, less $3.4 million of such auto contracts later unwound by the Debtor, together with auto contracts purchased by the Debtor from the Commencement Date through and including February 28, 1997.

                    (11) Notwithstanding anything else contained in this Plan, or any amendments thereto, the holder of the Allowed Secured Fleet Claim shall be paid and treated in accordance with the terms of the New Fleet Documents. To the extent that the terms providing for payment and treatment of the Allowed Secured Fleet Claim in this Plan, or any amendment thereto, conflicts with the terms providing for payment and treatment of the Allowed Secured Fleet Claim in the New Fleet Documents, the terms of the New Fleet Documents shall control.

     4.3.  CLASS 3 -- SECURED PRUDENTIAL CLAIM.
           -----------------------------------

               (a)  Impairment and Voting. Class 3 is impaired by the Plan. The
                    ---------------------
holder of an Allowed Secured Prudential Claim is entitled to vote to accept or reject the Plan.

               (b)  Distribution. The holder of an Allowed Secured Prudential
                    ------------
Claim shall receive the treatment of the Allowed Secured Prudential Claim and payment of such Claim as provided below.

                    (1) The Debtor shall direct the Managing Trustees of Jayhawk Funding Trust I, a Delaware business trust (the "Trust") to pay all distributions attributable to the Debtor's existing beneficial interest in the Trust (the "Trust Shares") to Prudential as such distributions or proceeds become available to be applied against the Allowed Secured Prudential Claim. Further, those funds held by the Debtor, representing the "Remainder Distribution" (as defined in that certain Final Order Authorizing Debtor's Limited Use of Cash Collateral of Prudential Securities Credit Corporation) previously received by the Debtor from the Trust, shall also be applied against the Allowed Secured Prudential Claim.

                    (2) The Debtor and Prudential agree and stipulate that Prudential is owed not less than $4,995,029.08 as of the Commencement Date, plus post-petition interest at the non-default rate, attorneys' fees and other costs accruing under the Trust Shares Pledge Agreement and related loan documents (the "Prudential Loan Documents");

                    (3) Prudential shall retain a first lien and security interest on the Trust Shares as well as all proceeds or other distributions attributable to Contracts secured by the Series 1996 A Notes and the Series 1996 B Notes held by the Trust as provided in the Prudential Loan Documents; and

                    (4) The entire principal balance, as well as all accrued interest thereon, of the Allowed Secured Prudential Claim shall become due and payable on December 31, 1997.

                    (5) In the event that the Allowed Prudential Secured Claim is not paid in full on or prior to the Effective Date, the Debtor shall execute the New Prudential Note as well as new loan and security documents (the "New Prudential Security Documents") to evidence Prudential's first lien and security interest in the Trust Shares, as well as all proceeds and distributions therefrom, in a form acceptable to counsel for Prudential. Accrued interest will continue to be paid on the Allowed Prudential Secured Claim at a rate of interest provided in the New Prudential Security Documents.

                    (6) Upon the Effective Date, the Allowed Prudential Secured Claim shall be treated as an allowed, fully secured Claim payable pursuant to the terms hereof without any offset, defense or counterclaim.

                    (7) Upon the Effective Date, as more fully provided in the Plan, any prepetition, postpetition or bankruptcy related claims (or any claims arising under any provision of the Bankruptcy Code), if any, that the Debtor or any person asserting by, through or under the Debtor may have or assert against Prudential or any affiliate, officer, director, agent, representative, attorney of any of the foregoing parties, shall be deemed withdrawn or released.

     4.4.  CLASS 4 -- OTHER SECURED CLAIMS.
           -------------------------------

               (a)  Impairment and Voting. Class 4 is unimpaired by the Plan.
                    ---------------------
Each holder of an Allowed Other Secured Claim is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

               (b)  Distributions/Reinstatement of Claims. Except to the extent
                    -------------------------------------
that a holder of an Allowed Other Secured Claim agrees to a different treatment, at the sole option of Reorganized Debtor, (i) each Allowed Other Secured Claim shall be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Other Secured Claim to demand or receive payment of such Claim prior to its stated maturity from and after the occurrence of a default, (ii) each holder of an Allowed Other Secured Claim shall receive Cash in an amount equal to such Claim, including any interest on such Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of the Effective Date and the date such Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable or (iii) each holder of an Allowed Other Secured Claim shall receive the Collateral securing its Claim in full and complete satisfaction of such Claim on the later of the Effective Date and the date such Claim becomes an Allowed Other Secured Claim, or as soon thereafter as is practicable.

     4.5.  CLASS 5 -- UNSECURED CLAIMS.
           ---------------------------

               (a)  Impairment and Voting.  Class 5 is impaired by the Plan.
                    ---------------------
Each holder of an Allowed Unsecured Claim is entitled to vote to accept or reject the Plan.

               (b)  Distributions.  Each holder of an Allowed Unsecured Claim
                    -------------
shall receive payment in full of such Allowed Unsecured Claim, together with interest thereon at a rate of interest equal to the prime lending rate prevailing from time to time as published in The Wall Street Journal in two
                                             -----------------------
equal installments, the first such installment (the "Initial Class 5 Distribution") on the Initial Distribution Date and the last such installment (the "Final Class 5 Distribution") on the Final Distribution Date.

     4.6.  CLASS 6 -- DEALER CLAIMS.
           ------------------------

               (a)  Impairment and Voting.  Class 6 is unimpaired by the Plan.
                    ---------------------
                    Each holder of an Allowed Class 6 Dealer Claim is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

               (b)  Distributions/Reinstatement.  Except to the extent that a
                    ---------------------------
                    holder of an Allowed Class 6 Dealer Claim elects the treatment provided in section 4.6(d) below, each Allowed Class 6 Dealer Claim shall be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of an Allowed Class 6 Dealer Claim to demand or receive payment of such Claim prior to its stated maturity from and after the occurrence of a default.

               (c)  Cure Payments/Contract Payments.  To the extent that the
                    -------------------------------
                    holder of an Allowed Class 6 Dealer Claim was entitled to a payment under a Dealer Agreement as of the Commencement Date and during any month following the Commencement Date through the Effective Date, Reorganized Jayhawk shall distribute such payments to any such Dealers within twenty (20) days after the Effective Date. Following the Effective Date, Reorganized Jayhawk shall make any payments required under any Dealer Agreement to the Dealer in the ordinary course of its business as required under the Dealer Agreements.

               (d)  Class 6 - Buyout Election.  Each holder of a Class 6 Dealer
                    -------------------------
                    Claim may elect to receive the Class 6 Election Payment in full payment, satisfaction and release of any Claims that such electing Class 6 Dealer Claimant has or may have arising out of or related to the Dealer Agreements, which distribution shall be made on the later of the Effective Date or the date such Class 6 Dealer Claim becomes an Allowed Claim. The election shall be made on a separate election form. If no election is made, the holder of an Allowed Class 6 Dealer Claim shall receive the treatment provided in paragraphs 4.6(b) and (c) above. Notwithstanding the foregoing, the Class 6 Buyout Election shall be withdrawn by the Debtor if as a result of the Class 6 Buyout Elections, the total of the Class 6 Election Payments plus all cure payments due under paragraphs 4.6(b) and (c) above exceeds $5,500,000.

     4.7.  CLASS 7 -- JAYMED CLAIM.
           -----------------------

               (a)  Impairment and Voting.  Class 7 is impaired by the Plan. The
                    ---------------------
holder of an Allowed Jaymed Claim is entitled to vote to accept or reject the Plan.

               (b)  Distributions.  The Allowed Jaymed Claim shall be payable in
                    -------------
two (2) installments of principal, together with accrued and unpaid interest through each principal payment date at a rate of interest equal to the prime lending rate prevailing from time to time as published in The Wall Street
                                                          ---------------
Journal, with the first installment occurring on the Initial Distribution Date
-------
and the final installment occurring on the Final Distribution Date.

     4.8.  CLASS 8 -- EQUITY INTERESTS.
           ---------------------------

               (a)  Impairment and Voting.  Class 8 is unimpaired by the Plan.
                    ---------------------
Each holder of an Equity Interest is conclusively presumed to have accepted the Plan as a holder of an Equity Interest, and is not entitled to vote to accept or reject the Plan.


               (b)  Retention of Equity Interests.  Each holder of an Equity
                    -----------------------------
Interest shall continue to hold such Equity Interests on the Effective Date.

                                  ARTICLE V.

                 PROVISIONS REGARDING VOTING AND DISTRIBUTIONS
                   UNDER THE PLAN AND TREATMENT OF DISPUTED,
                  CONTINGENT AND UNLIQUIDATED ADMINISTRATIVE
                           EXPENSE CLAIMS AND CLAIMS
                           -------------------------

     5.1.  Voting of Claims.  Each holder of an Allowed Claim in an impaired
           ----------------
Class of Claims shall be entitled to vote separately to accept or reject the Plan as provided in such order as is entered by the Bankruptcy Court establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, or any other order or orders of the Bankruptcy Court.

     5.2.  Nonconsensual Confirmation.  If any impaired class of Claims entitled
           --------------------------
to vote shall not accept the Plan by the requisite statutory majorities provided in section 1126(c) of the

Bankruptcy Code, the Debtor reserves the right to amend the Plan in accordance with Section 12.10 hereof or undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code or both.


     5.3.  Subtraction and Addition of Classes and Subclasses.
           --------------------------------------------------

               (a)  Deletion of Classes and Subclasses.  Any class or subclass
                    ----------------------------------
of Claims that does not contain as an element thereof an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 as of the date of the commencement of the Confirmation Hearing shall be deemed deleted from this Plan for purposes of voting to accept or reject this Plan and for purposes of determining acceptance or rejection of this Plan by such class or subclass under section 1129(a)(8) of the Bankruptcy Code.

               (b)  Addition of Classes and Subclasses.  In the event that any
                    ----------------------------------
subclass of Class 4 (Other Secured Claims) would contain as elements thereof two or more Secured Claims collateralized by different properties or interests in property or collateralized by Liens against the same property or interest in property having different priority, such Claims shall be divided into separate subclasses of Class 4 (Other Secured Claims).

     5.4.  Method of Distributions Under the Plan.
           --------------------------------------

               (a)  In General.  Subject to Bankruptcy Rule 9010, all
                    ----------
distributions under the Plan shall be made by Reorganized Debtor to the holder as of the Confirmation Date of each Allowed Claim at the address of such holder as listed on the Schedules unless the Debtor or Reorganized Debtor has been notified in writing of a change of address, including, without limitation, by the filing of a proof of Claim by such holder that provides an address for such holder different from the address reflected on the Schedules for such holder. The Debtor or the Reorganized Debtor shall have no obligation to recognize any transfer of a Claim occurring after the Confirmation Date and shall be entitled instead to recognize and deal for all purposes herein with only those holders listed on the Schedules or on the register of proofs of claim maintained by the Clerk of the Bankruptcy Court or the agent of the Clerk of the Bankruptcy Court appointed for such purpose in the Chapter 11 Case as of the close of business on the Confirmation Date.

               (b)  Distributions of Cash.  Any payment of Cash made by
                    ---------------------
Reorganized Debtor pursuant to the Plan shall be made by check drawn on a domestic bank.

               (c)  Timing of Distributions.  Any payment or distribution
                    -----------------------
required to be made under the Plan on a day other than a Business Day shall be made on the next succeeding Business Day.

               (d)  Minimum Distributions.  No payment of Cash less than $50
                    ---------------------
shall be made by Reorganized Debtor to any holder of an Unsecured Claim unless a request therefor is made in writing to Reorganized Debtor.

               (e)  Unclaimed Distributions.  Any distributions pursuant to the
                    -----------------------
Plan, including cash, interest or other amounts earned thereon, that are unclaimed for a period of one year after distribution thereof shall be revested in Reorganized Debtor and any entitlement of any holder of any Claim to such distributions shall be extinguished and forever barred.

     5.5.  Disputed Claims.
           ---------------

               (a)  Distributions Upon Allowance of Disputed Claims Other Than
                    ----------------------------------------------------------
Disputed Unsecured Claims.  The holder of a Disputed Claim other than a Disputed
-------------------------
Unsecured Claim that becomes an Allowed Claim subsequent to the Effective Date shall receive payment of its Allowed Claim within ten (10) Business Days following allowance of its Claim.

               (b)  Distributions Upon Allowance of Disputed Unsecured Claims.
                    ---------------------------------------------------------
The holder of a Disputed Unsecured Claim that becomes an Allowed Claim subsequent to the Initial Distribution Date shall receive both the Initial Class 5 Distribution and the Final Class 5 Distribution on the Final Distribution Date. The holder of a Disputed Unsecured Claim that becomes an Allowed Claim subsequent to the Final Distribution Date shall receive distributions of Cash in an amount equal to the Allowed Claim within thirty days after the date such Disputed Unsecured Claim becomes an Allowed Claim pursuant to a Final Order.

               (c)  Tort Claims.  All Tort Claims are Disputed Claims. Any Tort
                    -----------
Claim as to which a proof of claim was timely filed in the Chapter 11 Case shall be determined and liquidated (i) in the Bankruptcy Court or, in the case of personal injury tort, in the District Court or, if the District Court so orders, in the United States District Court for the judicial district in which the Claim arose, or (ii) if the District Court or the Bankruptcy Court abstains from exercising jurisdiction over the Claim, in the administrative or judicial tribunal(s) in which it is pending on the Effective Date or, if no action was pending on the Effective Date, in any administrative or judicial tribunal of appropriate jurisdiction, or (iii) in accordance with any alternative dispute resolution or similar proceeding as same may be approved by order of the Bankruptcy Court. Any Tort Claim determined and liquidated (x) pursuant to a judgment obtained in accordance with this Section 5.5(c) and applicable nonbankruptcy law which is no longer appealable or subject to review, or (y) in any alternative dispute resolution proceeding or similar proceeding as same may be approved by order of the Bankruptcy Court, shall be deemed an Allowed Unsecured Claim in such liquidated amount and satisfied in accordance with the Plan. Nothing contained in this Section 5.5(c) shall constitute or be deemed a waiver of any Cause of Action that the Debtor may hold against any entity, including, without limitation, in connection with or arising out of any Tort Claim.

     5.6.  Objections to and Resolution of Disputed Administrative Expense
           ---------------------------------------------------------------
Claims and Disputed Claims.  Except as to applications for allowances of
--------------------------
compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, the Debtor or Reorganized Debtor shall have the exclusive right to make and file objections to Administrative Expense Claims and Claims subsequent to the Confirmation Date. All objections shall be litigated to Final Order; provided, however, that the Reorganized Debtor shall have the authority
       --------  -------
to compromise, settle, otherwise resolve or withdraw any objections, without approval of the

Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtor or Reorganized Debtor shall file all objections to Administrative Expense Claims (other than to applications for allowances of compensation and reimbursement of expenses) and Claims and serve such objections upon the holder of the Administrative Expense Claim or Claim as to which the objection is made as soon as is practicable, but in no event later than ninety days after the Effective Date or such later date as may be approved by the Bankruptcy Court.

     5.7.  Distributions Relating to Allowed Insured Claims.  Distributions
           ------------------------------------------------
under the Plan to each holder of an Allowed Insured Claim shall be in accordance with the treatment provided under the Plan for the Class in which such Allowed Insured Claim is classified, but solely to the extent that such Allowed Insured Claim is not satisfied from proceeds payable to the holder thereof under any pertinent insurance policies and applicable law. Nothing contained in this
Section 5.7 shall constitute or be deemed a waiver of any Cause of Action that the Debtor or any entity may hold against any other entity, including, without limitation, insurers under any policies of insurance.

     5.8.  Cancellation and Surrender of Existing Securities and Agreements.
           ----------------------------------------------------------------

               (a) On the Effective Date, the promissory notes and other instruments evidencing any Claim shall be deemed canceled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtor under the agreements and indentures governing such Claim shall be discharged.

               (b) Each holder of a promissory note or other instrument evidencing a Claim shall surrender such promissory note or instrument to the Reorganized Debtor. No distribution of property hereunder shall be made to or on behalf of any such holders unless and until such promissory note or instrument is received by the Reorganized Debtor or the unavailability of such promissory note or instrument is established to the reasonable satisfaction of the Reorganized Debtor. The Reorganized Debtor may require any holder that is unable to surrender or cause to be surrendered any such promissory notes or instruments to deliver an affidavit of loss and indemnity and/or furnish a bond in form and substance (including, without limitation, with respect to amount) reasonably satisfactory to the Reorganized Debtor. Any holder that fails within the later of one year after the Confirmation Date and the date its Claim is Allowed (i) to surrender or cause to be surrendered such promissory note or instrument, (ii) if requested, to execute and deliver an affidavit of loss and indemnity reasonably satisfactory to the Reorganized Debtor, and (iii) if requested, to furnish a bond reasonably satisfactory to the Reorganized Debtor, shall be deemed to have forfeited all rights, claims and Causes of Action against the Debtor and the Reorganized Debtor and shall not participate in any distribution hereunder.

                                  ARTICLE VI.

                   EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                   ----------------------------------------

     6.1.  Assumption or Rejection of Executory Contracts and Unexpired Leases.
           -------------------------------------------------------------------

               (a)  Executory Contracts and Unexpired Leases.  Pursuant to
                    ----------------------------------------
sections 365(a) and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that exist between the Debtor and any person shall be deemed assumed by the Reorganized Debtor as of the Effective Date except for any executory contract or unexpired lease (i) which has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, (ii) which has been rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, (iii) as to which a motion for approval of the rejection of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date or (iv) which is set forth in Schedule 6.1(a)(x) (executory contracts) or Schedule 6.1(a)(y) (unexpired leases), which Schedules shall be included in the Plan Supplement. The listing of a document on Schedules 6.1(a)(x) and 6.1(a)(y) shall not constitute an admission by the Debtor or Reorganized Debtor that such document is an executory contract or an unexpired lease or that the Debtor or Reorganized Debtor has any liability thereunder.

               (b)  Schedules of Rejected Executory Contracts and Unexpired
                    -------------------------------------------------------
Leases; Inclusiveness. Each executory contract and unexpired lease listed or to
---------------------
be listed on Schedules 6.1(a)(x) or 6.1(a)(y) that relates to the use or occupancy of real property shall be deemed to include (i) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on Schedules 6.1(a)(x) or 6.1(a)(y), and (ii) executory contracts or unexpired leases appurtenant to the premises listed on Schedules 6.1(a)(x) or 6.1(a)(y), including, without limitation, all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the
                                   -- ---
extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements have been assumed previously.

               (c)  Insurance Policies.  The Debtor's insurance policies and any
                    ------------------
agreements, documents or instruments relating thereto, including, without limitation, any retrospective premium rating plans relating to such policies, are treated as executory contracts under the Plan. Notwithstanding the foregoing, distributions under the Plan to any holder of a Claim covered by any of such insurance policies and related agreements, documents or instruments that are assumed hereunder, shall be in accordance with the treatment provided under
Article IV and Section 5.7 of the Plan. Nothing contained in this Section 6.1(c) shall constitute or be deemed a waiver of any Cause of Action that the Debtor may hold against any entity, including, without limitation, the insurer under any of the Debtor's policies of insurance.

           (d)  Approval of Assumption or Rejection of Executory Contracts and
                --------------------------------------------------------------
Unexpired Leases.  Entry of the Confirmation Order shall constitute (i) the
----------------
approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed pursuant to Section 6.1(a) hereof, (ii) the extension of time, pursuant to section 365(d)(4) of the Bankruptcy Code, within which the Debtor may assume or reject the unexpired leases specified in Section 6.1(a) hereof through the date of entry of an order approving the assumption or rejection of such unexpired leases, and (iii) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to Section 6.1(a) hereof.

           (e)  Cure of Defaults.  Except as may otherwise be agreed to by the
                ----------------
parties, within sixty days after the Effective Date or as soon thereafter as is practicable, the Reorganized Debtor shall cure any and all undisputed defaults under any executory contract or unexpired lease assumed pursuant to the Plan in accordance with section 365(b)(1) of the Bankruptcy Code. All disputed defaults that are required to be cured shall be cured either within thirty days of the entry of a Final Order determining the amount, if any, of the Debtor's or Reorganized Debtor's liability with respect thereto, or as may otherwise be agreed to by the parties.

           (f)  Bar Date for Filing Proofs of Claim Relating to Executory
                ---------------------------------------------------------
Contracts and Unexpired Leases Rejected Pursuant to the Plan.  Claims arising
------------------------------------------------------------
out of the rejection of an executory contract or unexpired lease pursuant to this Section 6.1 of the Plan must be filed with the Bankruptcy Court no later than thirty days after the later of (i) notice of entry of an order approving the rejection of such executory contract or unexpired lease, and (ii) notice of entry of the Confirmation Order. Any Claims not filed within such time will be forever barred from assertion against the Debtor, its estate and its property. Unless otherwise ordered by the Bankruptcy Court, all Claims arising from the rejection of executory contracts and unexpired leases shall be treated as Unsecured Claims under the Plan.

     6.2.  Indemnification Obligations.  For purposes of the Plan, the
           ---------------------------
obligations of the Debtor to indemnify, reimburse or limit the liability of its present and any former directors, officers or employees that were directors, officers or employees, respectively, on or after the Commencement Date against any obligations pursuant to the Debtor's certificates of incorporation or bylaws, applicable state law or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, remain unaffected thereby, and not be discharged irrespective of whether indemnification, reimbursement or limitation is owed in connection with an event occurring before, on, or after the Commencement Date.

     6.3.  Compensation and Benefit Programs.  Except as provided in Section
           ---------------------------------
6.1(a) of the Plan, all employment and severance practices and policies, and all compensation and benefit plans, policies, and programs of the Debtor, if any, applicable to its directors, officers or employees, including, without limitation, all savings plans, retirement plans, health care plans, severance benefit plans, incentive plans, workers' compensation programs and life, disability and other insurance plans are treated as executory contracts under the Plan and are hereby assumed pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code.

     6.4.  Retiree Benefits.  Payments, if any, due to any person for the
           ----------------
purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by the Debtor prior to the Commencement Date shall be continued for the duration of the period the Debtor has obligated itself to provide such benefits.

                                  ARTICLE VII.

                             COMPROMISE OF DISPUTES
                             ----------------------

           7.1. Compromise and Settlement of Claims Against Fleet.  The Secured
                -------------------------------------------------
Fleet Claim shall be deemed an Allowed Secured Fleet Claim in the amount stated in the New Fleet Note. The Reorganized Debtor shall execute and deliver the New Fleet Documents to Fleet, which documents, among other things, shall on the Effective Date operate to compromise and settle any Causes of Action that the Debtor and Debtor in Possession could have asserted against Fleet, Fleet's loan participant, Texas Commerce Bank, National Association and any director, officer or agent of either of them (the "Fleet Released Parties"), including Causes of Action arising out of or relating to any transaction or occurrence, act, activity or event, failure to act, or otherwise relating to any loans made by the Fleet Released Parties to the Debtor occurring before the Effective Date.
In consideration of the release provided for in this section of the Plan, Fleet has agreed to the treatment of the Secured Fleet Claim under section 4.2 of the Plan which treatment shall be deemed a compromise and settlement as of the Effective Date pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019 of any Causes of Action that the Debtor has or may have had against the Fleet Released Parties. As of the Effective Date, the Fleet Released Parties shall be and hereby are released from any and all claims and Causes of Action that the Debtor, Debtor-in-Possession or Reorganized Debtor may at any time have or be able to assert against any of the Fleet Released Parties and that arise out of or relate to any transaction or occurrence, act, activity or event, failure to act, or otherwise relate to any loan made by any of the Fleet Released Parties to the Debtor, before the Effective Date. Nothing in this section 7.1 shall release the Fleet Released Parties from any of its obligations under, or otherwise affect any party's rights pursuant to the Plan or the New Fleet Documents.

     7.2.  Compromise and Settlement with Richard B. Hoffmann.  In January,
           --------------------------------------------------
1996, the Debtor entered into an employment contract with Richard B. Hoffmann ("Hoffmann"), which contract, among other things, provided that in the event Hoffmann's employment terminated for any reason other than cause (as defined in the contract), Hoffmann would receive $250,000 (the "Severance Payment"). As of the Commencement Date, the Debtor and Hoffmann agreed that Hoffmann's employment would terminate and Hoffmann agreed to withdraw his demand for the Severance Payment. In exchange therefor, the Debtor agreed to pay Hoffmann two months' salary, extend medical benefits to Hoffmann through July 31, 1997 and make voice-mail available to Hoffmann until the earlier of August 31, 1997 or the date Hoffmann secures alternative employment. This Plan shall constitute a motion to the Bankruptcy Court seeking approval of the Debtor's compromise with Hoffmann, and the Confirmation Order shall constitute an order of the Bankruptcy Court approving the compromise as fair and equitable and within the bounds of reasonableness.

                                 ARTICLE VIII.

                         PROVISIONS REGARDING CORPORATE
                      GOVERNANCE OF THE REORGANIZED DEBTOR
                      ------------------------------------

     8.1.  General.  On the Effective Date, the management, control and
           -------
operation of the Reorganized Debtor shall become the general responsibility of the Board of Directors of the Reorganized Debtor, who shall, thereafter, have the responsibility for the management, control and operation of the Reorganized Debtor.

     8.2.  Meetings of Reorganized Jayhawk Stockholders.  In accordance with the
           --------------------------------------------
Amended Articles of Incorporation and the Amended Bylaws, as the same may be amended from time to time, the first annual meeting of the stockholders of Reorganized Jayhawk shall be held on a date in 1998 selected by the Board of Directors of Reorganized Jayhawk, and subsequent meetings of the stockholders of Reorganized Debtor shall be held at least once annually each year thereafter.

     8.3.  Directors and Officers of Reorganized Debtor.
           --------------------------------------------

               (a)  Board of Directors. The initial Board of Directors of
                    ------------------
Reorganized Jayhawk shall consist of eight individuals whose names shall be disclosed prior to the Confirmation Hearing. Each of the members of such initial Board of Directors shall serve until the first annual meeting of stockholders of Reorganized Jayhawk or their earlier resignation or removal in accordance with the Amended Articles of Incorporation or Amended Bylaws, as the same may be amended from time to time.

               (b)  Officers.  The officers of the Debtor immediately prior to
                    --------
the Effective Date shall serve as the initial officers of the Reorganized Debtor on and after the Effective Date. Such officers shall serve in accordance with any employment agreement with the Reorganized Debtor and applicable nonbankruptcy law.

     8.4.  Amended Bylaws and Amended Articles of Incorporation.  The Amended
           ----------------------------------------------------
Bylaws and Amended Articles of Incorporation shall be amended and restated as of the Effective Date to the extent necessary (a) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code, subject to further amendment of such articles of incorporation and bylaws as permitted by applicable law, and (b) to effectuate the provisions of the Plan, in each case without any further action by the stockholders or directors of the Debtor, the Debtor in Possession or the Reorganized Debtor.

     8.5.  Issuance of New Promissory Note and Conversion of Jaymed Preferred
           ------------------------------------------------------------------
Stock.  The issuance of the New Fleet Note by Reorganized Jayhawk is authorized
-----
without further act or action under applicable law, regulation, order or rule. Reorganized Jayhawk shall exchange shares of its common stock for shares of Jaymed Preferred Stock in accordance with that certain Preferred Stock Purchase Agreement dated April 14, 1997 between Westcott and Jaymed.

                                  ARTICLE IX.

               IMPLEMENTATION AND EFFECT OF CONFIRMATION OF PLAN
               -------------------------------------------------

     9.1.  Term of Bankruptcy Injunction or Stays.  Unless otherwise provided
           --------------------------------------
herein, all injunctions or stays provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

     9.2.  Revesting of Assets.
           -------------------

               (a) The property of the Debtor's estate shall revest in the Reorganized Debtor on the Effective Date, subject to all liens and security interests provided for in this Plan.

               (b) From and after the Effective Date, the Reorganized Debtor may operate its business, and may use, acquire and dispose of property free of any restrictions imposed under the Bankruptcy Code.

               (c) As of the Effective Date, all property of the Debtor and Reorganized Debtor shall be free and clear of all liens, claims and interests of holders of Claims and Equity Interests, except as provided in this Plan.

     9.3.  Causes of Action.  Pursuant to section 1123(b)(3)(B) of the
           ----------------
Bankruptcy Code, as of the Effective Date any Causes of Action accruing to the Debtor and Debtor in Possession, including, without limitation, avoidance or recovery actions under sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code, that are not compromised, settled or satisfied prior thereto or in this Plan, shall become assets of the Reorganized Debtor, and the Reorganized Debtor shall have the authority to prosecute such Causes of Action for the benefit of the Debtor's estate. The Reorganized Debtor shall have the authority to compromise and settle, otherwise resolve, discontinue, abandon or dismiss all such Causes of Action without approval of the Bankruptcy Court.

     9.4.  Discharge of Debtor.  The rights afforded herein and the treatment of
           -------------------
all Claims and Equity Interests herein shall be in exchange for and in complete satisfaction, discharge, and release of Claims of any nature whatsoever, including any interest accrued on such Claims from and after the Commencement Date, against the Debtor and the Debtor in Possession, or any of their assets or properties. Except as otherwise provided herein, (a) on the Effective Date, all such Claims against the Debtor shall be satisfied, discharged, and released in full, and (b) all persons shall be precluded from asserting against the Reorganized Debtor, its successors, or its assets or properties any other or further Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

     9.5.   Injunction.  Except as otherwise expressly provided in the Plan or
            ----------
the Confirmation Order, all entities who have held, hold or may hold Claims against the Debtor, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor on account of any such Claim, (c) creating, perfecting or enforcing any encumbrance of any kind against the Debtor or against the property or interests in property of the Debtor on account of any such Claim or Equity Interest, and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtor or against the property or interests in property of the Debtor on account of any such Claim. Such injunction shall extend to successors of the Debtor (including, without limitation, the Reorganized Debtor) and their respective properties and interests in property.


                                 ARTICLE X.

                           EFFECTIVENESS OF THE PLAN
                           -------------------------

     10.1.  Conditions Precedent to Effectiveness.  The Plan shall not become
            -------------------------------------
effective unless and until the following conditions shall have been satisfied:

               (a) the Confirmation Order, in form and substance satisfactory to the Debtor, shall have become a Final Order;

               (b) all actions, documents and agreements necessary to implement the Plan shall have been effected or executed;

               (c) the Debtor shall have received all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are determined by the Debtor to be necessary to implement the Plan, including, without limitation, no-action letters from the Securities and Exchange Commission and letter or other rulings from the Internal Revenue Service;

               (d) the Debtor shall have executed and delivered to Fleet all of the New Fleet Documents;

               (e) Westcott shall have executed and delivered to Fleet the Westcott Guaranty and the Westcott Release; and

               (f) Fleet shall have accepted, executed and delivered the New Fleet Documents, and all conditions precedent thereunder have been satisfied or waived by Fleet, in writing.

     10.2.  Waiver of Conditions.  The Debtor may waive, by a writing signed by
            --------------------
an authorized representative of the Debtor and subsequently filed with the Bankruptcy Court, one or more of the conditions precedent to effectiveness of the Plan set forth in Section 10.1 of the Plan, except the Debtor may not waive the conditions in paragraphs (a), (d), (e) and
(f) of Section 10.1 without Fleet's prior written consent.

                                 ARTICLE XI.

                           RETENTION OF JURISDICTION
                           -------------------------

            The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

            (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom;

            (b) To determine any and all adversary proceedings, applications and contested matters;

            (c) To hear and determine any objection to Administrative Expense Claims or Claims;

            (d) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

            (e) To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

            (f) To consider any amendments to or modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

            (g) To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331 and 503(b) of the Bankruptcy Code and the Plan;

            (h) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan;

            (i) To recover all assets of the Debtor and property of the Debtor's estate, wherever located;

            (j) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

            (k) To hear any other matter not inconsistent with the Bankruptcy Code; and

            (l)     To enter a final decree closing the Chapter 11 Case.


                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     12.1.  Effectuating Documents and Further Transactions.  The Debtor or the
            -----------------------------------------------
Reorganized Debtor, through its Chief Executive Officer, President, or its Chief Financial Officer, is authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any notes issued pursuant to the Plan.

     12.2.  Corporate Action.  On the Effective Date, all matters provided for
            ----------------
under the Plan that would otherwise require approval of the stockholders or directors of the Debtor or Reorganized Debtor, including, without limitation, the effectiveness of the Amended Articles of Incorporation, the Amended Bylaws, the election or appointment, as the case may be, of directors and officers of the Debtor or Reorganized Debtor pursuant to the Plan, and the authorization and approval of employment agreements or amended employment agreements, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to the applicable general corporation laws of the State of Texas without any requirement of further action by the stockholders or directors of the Debtor or Reorganized Debtor. On the Effective Date or as soon thereafter as is practicable, the Reorganized Debtor shall, if required, file the Amended Articles of Incorporation with the Secretary of State of Texas, in accordance with the applicable general corporation law of the State of Texas.

     12.3.  Exemption from Transfer Taxes.  Pursuant to section 1146(c) of the
            -----------------------------
Bankruptcy Code, the issuance, transfer or exchange of notes under the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

     12.4.  Debtor's Limited Release of Directors and Officers.  As of the
            ---------------------------------------------------
Effective Date, the Debtor shall be deemed to have waived and released its present and former directors and officers who were directors and officers, respectively, during the Chapter 11 Case and on or before the Commencement Date from any and all claims of the Debtor, including, without limitation, claims which the Debtor otherwise has legal power to assert, compromise or settle in connection with the Chapter 11 Case; provided, however, that this Section 12.4
                                     --------  -------
shall not operate as a waiver or release of any claim (i) in respect of any loan, advance or similar payment by the Debtor to any such person, and (ii) in respect of any contractual obligation owed by such person to the Debtor.

     12.5.  Claim Holders' Release of Directors and Officers from Claims and
            ----------------------------------------------------------------
Liabilities.  As of the Effective Date, each of the Debtor's present and former
-----------
directors and officers who were directors and officers, respectively, during the Chapter 11 Case and on or before the Commencement Date (a "Released Director or Officer") shall be released and discharged from any and all claims, obligations, rights, Causes of Action and liabilities which any holder of a Claim against the Debtor may be entitled to assert, whether or not derivative from or through the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, based in whole or in part upon any act or omission or other event occurring on or at any time prior to the Effective Date in any way relating to the Debtor, the Chapter 11 Case or this Plan; provided, however, that this
                                              --------  -------
Section 12.5 shall not operate as a waiver or release of any claim (i) in respect of any loan, advance or similar payment by any holder of a Claim to a Released Director or Officer, (ii) in respect of any contractual obligation owed by a Released Director or Officer to a holder of a Claim, or (iii) in respect of the Westcott Guaranty; provided further, however, that nothing contained in this
                       -------- -------  -------
Section 12.5 shall affect the rights of a Released Director or Officer to assert and prosecute (x) any direct claim, counterclaim, cross-claim, separate action or similar claim against any entity which maintains that it has a Cause of Action of the kind described in this Section 12.5 against a Released Director or Officer that has not been released and discharged hereunder or (y) any claim for indemnification, contribution or otherwise, however denominated, against any entity relating to any Cause of Action against a Released Director or Officer that has not been released and discharged hereunder. Each holder of a Claim shall be deemed to have agreed to the provisions of this Section 12.5, and shall be bound thereby, by reason of, among other things, its acceptance of this Plan and its receipt of any distributions hereunder.

     12.6.  Exculpation.  Subject to Sections 12.4 and 12.5 of the Plan, neither
            -----------
the Reorganized Debtor nor any of its officers, directors, employees, advisors or agents shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of, the filing of the Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Chapter 11 Case or the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and, in all respects, the Reorganized Debtor, and each of its officers, directors, employees, advisors and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     12.7.  Termination of Committee.  The appointment of the Creditors'
            ------------------------
Committee shall terminate on the later of the Effective Date and the date of the hearing to consider applications for final allowances of compensation and reimbursement of expenses.

     12.8.  Post-Confirmation Date Fees and Expenses.  From and after the
            ----------------------------------------
Confirmation Date, the Debtor and Reorganized Debtor shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of professional persons thereafter incurred by the Debtor and Reorganized Debtor, including, without limitation, those fees and expenses incurred in connection with the implementation and consummation of the Plan.

     12.9.  Payment of Statutory Fees.  All fees payable pursuant to section
            -------------------------
1930 of the title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

     12.10. Amendment or Modification of the Plan.  Alterations, amendments or
            -------------------------------------
modifications of the Plan may be proposed in writing by the Debtor at any time prior to the Confirmation Date, provided that the Plan, as altered, amended or modified, satisfies the conditions of sections 1122 and 1123 of the Bankruptcy Code, and the Debtor shall have complied with section 1125 of the Bankruptcy Code. The Plan may be altered, amended or modified at any time after the Confirmation Date and before substantial consummation, provided that the Plan, as altered, amended or modified, satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, amended or modified, under section 1129 of the Bankruptcy Code and the circumstances warrant such alterations, amendments or modifications. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such holder. Notwithstanding the foregoing, the Debtor may alter, amend or modify the treatment of Claims and Equity Interests provided for under the Plan provided that the holders of Claims or Equity Interests affected thereby agree or consent to any such alteration, amendment or modification.

     12.11. Severability.  In the event that the Bankruptcy Court determines,
            ------------
prior to the Confirmation Date, that any provision in the Plan is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the holder or holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

     12.12. Revocation or Withdrawal of the Plan.  The Debtor reserves the
            ------------------------------------
right to revoke or withdraw the Plan prior to the Confirmation Date. If the Debtor revokes or withdraws the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall constitute or be deemed a waiver or release of any claims by or against the Debtor or any person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

     12.13. Binding Effect.  The Plan shall be binding upon and inure to the
            --------------
benefit of the Debtor, the holders of Claims and Equity Interests, and their successors and assigns, including, without limitation, the Reorganized Debtor.

     12.14. Notices.  All notices, requests and demands to or upon the Debtor
            -------
or the Reorganized Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

     If to the Debtor:

     Jayhawk Acceptance Corporation
     2001 Bryan Tower, Suite 600
     Dallas, Texas  75201

     Attn:  Jack T. Smith
     Telephone:  (214) 754-1000
     Facsimile:  (800) 307-4295

     with a copy to:

     Weil, Gotshal & Manges LLP
     700 Louisiana, Suite 1600
     Houston, Texas 77002-2784
     Attn:  Harry A. Perrin
     Telephone:  (713) 546-5000
     Facsimile:  (713) 224-9511

     12.15. Governing Law.  Except to the extent the Bankruptcy Code,
            -------------
Bankruptcy Rules or other federal law is applicable, or to the extent an Exhibit to the Plan or Plan Supplement provides otherwise, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without giving effect to the principles of conflicts of law of such jurisdiction.

     12.16. Withholding and Reporting Requirements.  In connection with the
            --------------------------------------
consummation of the Plan, the Debtor or the Reorganized Debtor, as the case may be, shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority and all distributions hereunder shall be subject to any such withholding and reporting requirements.

     12.17. Plan Supplements.  Forms of the documents relating to the Amended
            ----------------
Articles of Incorporation, Amended By Laws, the New Fleet Documents, and Schedules 6.1(a)(x) and 6.1(a)(y) referred to herein shall be contained in the Plan Supplements (Volumes I and II) and filed with the Clerk of the Bankruptcy Court as follows: the Plan Supplement (Volume I) containing the New Fleet Documents, the Westcott Guaranty and the Westcott Release shall be filed concurrently with the filing of this Plan, and the Plan Supplement (Volume II) containing the Amended Articles of Incorporation, Amended ByLaws, and Schedules 6.1(a)(x) and 6.1(a)(y) shall be filed at least ten days prior to the last day upon which holders of Claims may vote to accept or reject the Plan. Upon their filing with the Bankruptcy Court, the Plan Supplements may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Supplements upon written request to the Debtor in accordance with Section 12.14 of the Plan.

     12.18. Headings.  Headings are used in the Plan for convenience and
            --------
reference only, and shall not constitute a part of the Plan for any other purpose.

     12.19. Exhibits.  All Exhibits to the Plan, including the Plan Supplement,
            --------
are incorporated into and are a part of the Plan as if set forth in full herein.

     12.20. Filing of Additional Documents.  On or before substantial
            ------------------------------
consummation of the Plan, the Debtor shall file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

Dated:  April 18, 1997
            Dallas, Texas



                              JAYHAWK ACCEPTANCE CORPORATION,
                              a Texas corporation



                              By: ____________________________________________
                              Name:  Jack T. Smith
                              Title: President and Chief Operating Officer

                                   EXHIBIT G
                                   ---------
                                      to
                             Settlement Agreement

                               Settlement Motion
                               -----------------

                                  [Attached.]


EXHIBIT G - PAGE 1
---------

Harry A. Perrin
Candace S. Schiffman
WEIL, GOTSHAL & MANGES LLP
700 Louisiana, Suite 1600
Houston, Texas  77002-2784
(713) 546-5000

and

Stephen A. Youngman
Kelli M. Walsh
WEIL, GOTSHAL & MANGES LLP
100 Crescent Court, Suite 1300
Dallas, Texas 75201-6950
(214) 746-7700

ATTORNEYS FOR THE DEBTOR

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION

-----------------------------------
In re:                             (S)  Case No. 397-31261-SAF-11
                                   (S)
JAYHAWK ACCEPTANCE CORPORATION,    (S)  Chapter 11
a Texas Corporation,               (S)
                                   (S)
         Debtor.                   (S)
-----------------------------------

                 MOTION OF THE DEBTOR FOR AN ORDER PURSUANT TO
                 SECTION 363 OF THE BANKRUPTCY CODE APPROVING
               THE SETTLEMENT AGREEMENT BY AND AMONG THE DEBTOR,
                CARL H. WESTCOTT AND FLEET CAPITAL CORPORATION
                -----------------------------------------------

TO THE HONORABLE STEVEN A. FELSENTHAL,
UNITED STATES BANKRUPTCY JUDGE:

         Jayhawk Acceptance Corporation ("Jayhawk" or the "Debtor"), as debtor and debtor-in-possession, respectfully represents:

                                 JURISDICTION
                                 ------------

         1. This Court has jurisdiction to consider this Motion pursuant to 28 U.S.C. (S)(S) 157 and 1334. This matter is a core proceeding pursuant to 28 U.S.C. (S) 157(b)(2)(A) and (O). Venue is proper before this Court pursuant to 28 U.S.C. (S)(S) 1408 and 1409.

                                  BACKGROUND
                                  ----------

         2. On February 7, 1997 (the "Petition Date"), the Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Jayhawk is operating its business and managing its properties as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         3. The Debtor is a specialized financial services company, primarily engaged in the business of serving automobile dealers in the subprime credit market by providing an indirect financing source to buyers of used vehicles with limited access to traditional sources of consumer credit. In August 1996, the Debtor, through its wholly-owned subsidiary Jayhawk Medical Acceptance Corporation ("Jaymed"), expanded its business into the elective health care market by offering an indirect financing source for elective health care procedures.

         4. As of the Petition Date, the Debtor owed its revolving credit lender, Fleet Capital Corporation ("Fleet"), approximately $60 million, which was secured by substantially all of the Debtor's assets and was guaranteed up to $10 million by Carl H. Westcott ("Westcott").

         5. Concurrently with the filing of this Motion, the Debtor filed a plan of reorganization (the "Plan") pursuant to section 1121 of the Bankruptcy Code, Plan Supplement (Volume I) that includes the proposed Fleet loan documents attached thereto as exhibits, and a disclosure statement (the "Disclosure Statement") accompanying the Plan. The terms of the Plan contemplate, among other things, that the Debtor will restructure its obligations with Fleet. In furtherance of such restructure, the Debtor intends to execute various agreements documenting the terms of the restructured obligations, to be effective as of the Effective Date of the Plan. In connection therewith, the Debtor has entered into an agreement with Westcott and Fleet (the "Settlement Agreement"), which is annexed hereto as Exhibit A and is
                                                    ---------
incorporated herein for all purposes. Because the issue of the necessity of this Court's approval is not free from doubt, and because the Debtor is required to use its best efforts to obtain approval of the Settlement Agreement as provided pursuant to the terms of the Settlement Agreement, the Debtor seeks this Court's approval pursuant to section 363 of the Bankruptcy Code of the Debtor's entry into the Settlement Agreement.

         6. Pursuant to the terms of the Settlement Agreement, Fleet and Westcott agree to support and vote for the Plan, subject to compliance with applicable laws. Essentially, the Settlement Agreement is a consent agreement. The relevant terms of the Settlement Agreement include: (1) the Debtor will seek to obtain confirmation of the Plan not later than July 31, 1997; (2) Fleet will support and vote for the Plan, subject to the provisions of the Settlement Agreement and compliance with applicable laws; (3) Jaymed will support and vote for the Plan; (4) the Debtor and Fleet will support and seek approval of the Final Cash Collateral Order/1/; (5) the Collateral securing the payment of the Obligations as provided in the Plan will consist of all property described in the Loan Documents; (6) the Debtor will continue to comply with its reporting obligations as required by the Cash Collateral Orders and the Loan Documents;

________________

1. All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Settlement Agreement.

(7) the Debtor will execute the Loan Documents prior to, but effective on, the Effective Date; and (8) Westcott will execute the New Guaranty and the Westcott Release prior to, but effective on, the Effective Date.

         7. Additionally, the Settlement Agreement contains several conditions precedent to Fleet's agreement to support and vote for the Plan, including: (1) the Court shall have entered the Final Cash Collateral Order on or before April 30, 1997; (2) the Debtor shall have filed the Plan on or before April 18, 1997;
(3) the Plan may not be amended or modified without Fleet's prior consent; (4) the Disclosure Statement shall have been filed on or before April 18, 1997; (5) the Debtor shall have filed this Motion concurrently with its filing of the Plan and shall have diligently and in good faith sought to obtain entry of an order approving the Settlement Agreement; (6) Fleet shall have approved the Final Cash Collateral Order between the Debtor and Prudential Securities Credit Corporation ("PSCC"); (7) no liens or encumbrances, other than those favoring Fleet and PSCC, shall have been created on the Collateral securing the Obligations; and
(8) Westcott or Jaymed, or any assignee of Jaymed's claim (including Westcott), shall have voted for and supported the Plan.

         8.  Fleet's claim is not deemed allowed under the Settlement Agreement.
                              ---
Only after the Disclosure Statement has been approved and the Plan has been confirmed will Fleet's claim be deemed allowed as of the Effective Date of the Plan.

                               RELIEF REQUESTED
                               ----------------

         9. By this Motion, and pursuant to section 363 of the Bankruptcy Code, the Debtor requests an order approving the terms of the Settlement Agreement. The Debtor also seeks authorization to take any additional actions that may be necessary or appropriate to consummate the Settlement Agreement.

                                LEGAL AUTHORITY
                                ---------------

         10. Critical to the success of any reorganization plan is a consent agreement between the Debtor and Fleet as a major secured creditor. Once such an agreement is reached, the claims of other creditors can be resolved more efficiently. Section 363(b)(1) of the Bankruptcy Code permits a debtor to enter into transactions outside of the ordinary course of business after notice and a hearing. The only court to address the issue whether a consent agreement required compliance with section 363(b)(1) of the Bankruptcy Code was the bankruptcy court for the Southern District of New York in Trans World Airlines,
                                                          ---------------------
Inc. v. Texaco Inc. (In re Texaco Inc.), 81 B.R. 813 (Bankr. S.D.N.Y. 1988).
-------------------  -----------------
According to the Texaco court, a consent agreement is not subject to section
                 ------
363(b)(1) because it does not involve a debtor's right to use, sell, or lease property of the estate, and such an agreement is conditioned upon [the] court's approval of the plan." Id. at 816. Thus, "prior approval of negotiations
                        ---
leading to a confirmation is not required because a debtor is encouraged to negotiate with interested parties in accordance with the exclusivity conferred under 11 U.S.C. (S) 1121(b)." Id.
                               ---

         11. Notwithstanding the foregoing, the Debtor is concerned that certain covenants set forth in the Settlement Agreement may involve transactions outside of the ordinary course of the Debtor's business and thus require this Court's approval. The factors to be considered by the Court under section 363(b)(1) include (1) business justification and (2) relationship of the agreement to the plan approval process. See, e.g. In re Crowthers McCall
                                         ---  ---- ----------------------
Pattern, Inc., 114 B.R. 877 (Bankr. S.D.N.Y. 1990) (holding that an agreement
-------------
allowing a
chapter 11 debtor to merge with another entity if the plan of reorganization is confirmed was amply supported by the debtor's reasonable business judgment and was a step necessary to achieve the plan).

         12. Courts have consistently recognized that free and open negotiation is crucial for parties to prepare a consensual plan of reorganization. As long as parties do not unequivocally solicit votes prior to the distribution of a court-approved disclosure statement, parties may negotiate to reach an agreement. For example, a party may distribute drafts of different plans for comments from creditors. In re Snyder, 51 B.R. 432, 436 (Bankr. D. Utah 1985).
                          ------------
A party may also meet with other parties to discuss plan options.  Id. (court
                                                                   ---
held that a meeting conducted pursuant to debtor's communication with various creditors was not a solicitation under section 1125(b)). In addition, a debtor-in-possession and a creditors' committee may enter into "a transaction to form the basis of a plan" prior to confirmation of a plan of reorganization. In re
                                                                         -----
Crowthers McCall Pattern, Inc., 114 B.R. 877, 877 (Bankr. S.D.N.Y. 1990).
------------------------------
Finally, a party "may transmit additional materials to creditors and other interested parties to induce their votes . . . so long as such extrajudicial material and solicitation does not contradict the court-approved disclosure statement, or contain mischaracterizations or misstatements of material fact that might unfairly influence solicitees." In re Kellogg Square Partnership, 160
                                           --------------------------------
B.R. 336, 341 (Bankr. D. Minn. 1993).


         13. In addition, policy reasons abound for courts to uphold consent agreements. One of these reasons is that "the law should favor settlements."
In re Kellogg Square Partnership, 160 B.R. at 339.  Another reason is that
--------------------------------
courts should encourage consensual, negotiated plans early in a case.  Id. at
                                                                       ---
340.  Otherwise, the bankruptcy process could "create
unwarranted delays in the confirmation process at the expense of virtually everyone concerned." In re Gilbert, 104 B.R. 206, 214 (Bankr. W.D. Mo. 1989). In
                     -------------
addition, since "there is no principled or predicable difference (between permissible negotiations and prohibited solicitations), . . . any definition would tend to chill creditors' negotiations." Id. (citing Century Glove, Inc. v.
                                              ---         ----------------------
First Am. Bank (In re Century Glove, Inc.), 860 F.2d 94, 101-02 (3d Cir. 1988)).
--------------  -------------------------

         14. The Debtor has located only three decisions addressing challenges to consent agreements, In re Texaco Inc., In re Kellogg Square Partnership, and
                       -----------------  --------------------------------
In re Circle K. Corp., et al., No. CIV. 93-1222 (D. Ariz. April 11, 1994).  In
-----------------------------
each of these cases, the court upheld the agreement as a permissible negotiation and not an impermissible solicitation because the purpose of the agreement was not to solicit votes directly, rather the agreement contained various affirmative and negative covenants relating to the parties' support for the final reorganization plan.

         15.  In In re Texaco Inc., the bankruptcy court held that a $3 billion
                 -----------------
dollar settlement agreement executed prior to the court's approval of a disclosure statement between the debtor Texaco Inc. and its creditor Pennzoil was not a solicitation in violation of 11 U.S.C. (S) 1125(b). Texaco negotiated a settlement with Pennzoil that formed the basis of Texaco's reorganization plans. Paying particular attention to the necessity of the consent agreement, the court noted that the settlement had to be binding on Texaco and Pennzoil before Texaco could submit its plan of reorganization. If Pennzoil were free to support another plan while Texaco's plan was still capable of being approved, the negotiations between Texaco and Pennzoil would be meaningless. Pennzoil's support of Texaco's proposed plan is fundamental to Texaco's efforts to effect a confirmable plan of reorganization. Texaco's willingness to forego further litigation with Pennzoil for a payment of $3 billion is predicated on the fact that Pennzoil's support will enable Texaco to propose a confirmable plan.

In re Texaco Inc., 81 B.R. at 815.  Similarly, Fleet's support of the Debtor's
-----------------
Plan is fundamental to the Debtor's ability to effect a confirmable plan of reorganization.

         16.  Further, the Texaco court noted that certain affirmative and
                           ------
negative covenants in the agreement did not amount to vote solicitation in violation of 11 U.S.C. (S) 1125(b). First, the consent agreement between the two parties did not commit Pennzoil to a vote prior to the dissemination of a court-approved disclosure statement. Id. The court stated that "[t]he proposal
                                      ---
in the Joint Plan for the settlement of Pennzoil's claim for $3 billion dollars is not effective unless accepted by the requisite majority of shareholders and approved by this court." Id. at 816. The Court further stated that "[u]nless
                          ---
the requisite majority of shareholders first consent to the plan, followed by a confirmation hearing which requires this Court's approval, there will be no effective settlement pursuant to which Texaco would be obligated to pay, and Pennzoil would be entitled to receive a $3 billion amount." Id. Similarly, the
                                                            ---
Settlement Agreement by and among the Debtor, Fleet, and Westcott will not be effective unless the Disclosure Statement is approved, the Plan is confirmed, and there is compliance with all other applicable laws. Second, Pennzoil's covenant not to "vote for, consent to, support or participate in the formulation of any other plan" or modifications of the plan did not require Pennzoil to accept the plan or cast a ballot. Id. In fact, as is the case with the Debtor's
                                  ---
Settlement Agreement with Fleet, the Texaco court noted that "[t]he solicitation
                                     ------
of Pennzoil's vote must await the approval of the disclosure statement. Indeed, Pennzoil is not required to cast any ballot at all." Id. at 815. Additionally,
                                                     --
such a covenant did not violate section 1125(b) where there was "no other plan on file which would require a disclosure statement." Id. Third, the
                                                                ---
affirmative covenant, that the parties would use their "best efforts" to support the plan, did not amount to a direct solicitation of votes in favor of the final plan. Id. Each of these provisions is similar to the provisions contained in the
      ---
Settlement Agreement.

         17.  Next, the court in In re Kellogg Square Partnership referred to In
                                 --------------------------------             --
re Texaco Inc. in its decision to uphold a consent agreement as a permissible
--------------
negotiation under section 1125(b) of the Bankruptcy Code. The debtor, Kellogg Square Partnership ("Kellogg") entered into an agreement with a creditor, District Energy St. Paul ("District Energy") to switch from hot water to natural gas to heat its building prior to the dissemination of a court-approved disclosure statement. The agreement amounted to a savings of $269,000 for Kellogg, and reduced its previous contract term with District Energy by ten years. A major creditor, Prudential Insurance Company of America ("Prudential") objected to the agreement on the basis that it violated section 1125(b) of the Bankruptcy Code. In addition, Prudential alleged that Kellogg, in violation of section 1125(b), solicited District Energy's vote with preliminary drafts of its amended disclosure statement./2/

         18.  The court upheld the consent agreement on the following grounds:
(1) the agreement was executory until final approval by the creditors of the disclosure statement, (2) policy favored settlement, and (3) courts should define solicitation narrowly. The agreement provided that District Energy's acceptance of the final plan "remained executory until District Energy actually filed its accepting ballot with the clerk of this Court." In re Kellogg Square
                                                           --------------------

________________

2. On this separate issue, the court held that parties may convey additional materials as long as the extrajudicial materials do not contradict the disclosure statement or contain mischaracterizations or misstatements of material fact that might unfairly influence solicitees. In re Kellogg Square
                                                         --------------------
Partnership, 160 B.R. at 341.
-----------

Partnership, 160 B.R. at 340.  Additionally, the "agreement did not purport to
-----------
exempt the debtor from its statutory obligation to present District Energy with a court-approved disclosure statement." Id. Furthermore, the Kellogg Square
                                         ---                   --------------
court stated that courts should encourage "consensual arrangements" that further reorganization plans. Id. at 339. The court also defined `solicitation'
                       ---
narrowly, referring to Century Glove, Inc. as the leading case on the issue.
                       -------------------
Id. at 340.  Finally, the court stated that, "[a]s a matter of these basic
---
principles, then, the Debtor's negotiations with District Energy did not constitute `solicitation' within the contemplation of (S) 1125." Id. (emphasis
                                                                  ---
added).

         19.  In In re Circle K Corp., et al., one of four major creditor
                 --------------------  ------
groups, the Debenture Holders (the "Debenture Committee"), initially brought suit in bankruptcy court by preliminary injunction claiming that the consent agreements signed by various creditors after extensive negotiations violated 11 U.S.C. (S) 1125(b) of the Bankruptcy Code. Specifically, the Debenture Committee stated that the agreements "illegally [made] a demand, prior to dissemination of an approved disclosure statement, that the senior Creditors agree to vote in favor of the Debtors' Plan and against any other competing plan." In re Circle
                                                                  ------------
K. Corp., et al., No. CIV 93-1222, slip op. at 7 (D. Ariz. April 11, 1994). The
--------  ------
Debenture Committee received a zero distribution under the debtors' plan, which was approved and confirmed by the bankruptcy court over the Debenture Committee's objection.

         20. The Bankruptcy Court initially denied the Debenture Committee's complaint. On appeal, the District Court for the District of Arizona, relying upon In re Texaco, Inc., noted that, because the consent agreement contained
     ------------------
affirmative and negative covenants, the creditors were not unequivocally required to vote in favor of the Circle K Plan. Two covenants in the consent agreement formed the basis of the court's analogy to In re Texaco
                                                                    ------------
Inc.: (1) the ability of signatories to withdraw from the agreement if the
----
disclosure statement was not materially consistent with the agreement, and (2) signatories to the agreement could withdraw if not doing so would constitute a breach of fiduciary duty. In re Circle K Corp., et al., No. CIV 93-1222, slip
                          --------------------  ------
op. at 10 (D. Ariz. April 11, 1994). These "outs," the court determined, "put the agreement in question within the protections of the Texaco case." The Settlement Agreement among the Debtor, Fleet, and Westcott contains similar features in the form of conditions precedent.

         21.  Moreover, the Circle K court noted that the signatories to the
                            --------
agreement, consistent with congressional intent, based their decision upon adequate information, engaged in open negotiation, and were sufficiently sophisticated to protect their interests. In re Circle K Corp., et al., No. CIV
                                           --------------------  ------
93-1222, slip op. at 11 (D. Ariz. April 11, 1994) referring to In re Gilbert,
                                                               -------------
104 B.R. at 215; In re Allegheny Intern., Inc., 118 B.R. 282, 294 (Bankr. W.D.
                 -----------------------
Pa. 1990)). These factors were also present in negotiations between the Debtor, Fleet, and Westcott. Indeed, the Settlement Agreement is the product of extensive negotiations, spanning many weeks, and multiple drafts and revisions.

                                  CONCLUSION
                                  ----------

         22. Courts have consistently held consent agreements enforceable as permissible negotiations if they contain affirmative and negative covenants that do not request a direct vote in favor of a final plan prior to when the parties receive a court-approved disclosure statement. Examples of affirmative and negative covenants held by courts to be enforceable in a consent agreement include promises to "support" or use "best efforts" to support the final plan;

provisions that the agreement will remain executory until parties cast their final ballot after court approval and dissemination of the disclosure statement; and promises not to accept another plan or modify the current plan. Based on the foregoing, to the extent such approval is required under section 363(b)(1) of the Bankruptcy Code, the Court should approve the Settlement Agreement and authorize the Debtor to take any actions necessary to consummate the transactions contemplated therein.

                                    NOTICE
                                    ------

         23. No trustee or examiner has been appointed in this case. Notice of this Motion has been given to the Office of the United States Trustee, counsel to the statutory committee of unsecured creditors, counsel to Fleet, counsel to Prudential Securities Capital Corporation, counsel to Westcott, and those persons and entities known to the Debtor who have requested notices in this case. The Debtor submits that no other notice need be given.

    WHEREFORE the Debtor respectfully requests entry of an order granting the relief requested herein and such other and further relief as is just.

Dated:  April 18, 1997
        Dallas, Texas


                                                  ------------------------------
                                                  Harry A. Perrin
                                                  Candace S. Schiffman
                                                  WEIL, GOTSHAL & MANGES LLP
                                                  700 Louisiana, Suite 1600
                                                  Houston, Texas 77002
                                                  TELEPHONE: (713) 564-5000
                                                  FACSIMILE: (713) 224-9511

                                                       -and-

                                                  Stephen A. Youngman

                                                  Kelli M. Walsh
                                                  WEIL, GOTSHAL & MANGES LLP
                                                  100 Crescent Court, Suite 1300
                                                  Dallas, Texas 75201-6950
                                                  (214) 746-7700
                                                  (214) 746-7777

                                                  ATTORNEYS FOR THE DEBTOR

                                   EXHIBIT H
                                   ---------
                                      to
                             Settlement Agreement

                               Settlement Order
                               ----------------

                                  [Attached.]


EXHIBIT H - PAGE 1
---------

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION



------------------------------------
In re:                              (S)  Case No. 397-31261-SAF-11
                                    (S)
JAYHAWK ACCEPTANCE CORPORATION,     (S)  Chapter 11
a Texas Corporation,          (S)
                                    (S)
          Debtor.                   (S)
------------------------------------

             ORDER PURSUANT TO SECTION 363 OF THE BANKRUPTCY CODE
          APPROVING THE SETTLEMENT AGREEMENT BY AND AMONG THE DEBTOR,
                CARL H. WESTCOTT AND FLEET CAPITAL CORPORATION
                ----------------------------------------------


          Upon the Motion of Jayhawk Acceptance Corporation ("Jayhawk" or the "Debtor"), as debtor-in-possession, for an order pursuant to section 363 of title 11 of the United States Code (the "Bankruptcy Code") approving the Settlement Agreement (the "Settlement Agreement") by and among the Debtor, Fleet Capital Corporation ("Fleet"), and Carl H. Westcott ("Westcott"), which is attached to the Motion as Exhibit A; and good and sufficient notice of the
                          ---------
Motion having been given to the Office of the United States Trustee, counsel for the Creditors' Committee, counsel to Fleet, counsel to Prudential Securities Capital Corporation, counsel to Westcott, and each person known to the Debtor as of the date of the Motion who had previously filed a notice of appearance in this case, as evidenced by an affidavit of service previously filed with the Court; and, to the extent necessary, the Court having held a hearing to consider the Motion and any and all objections or responses to the Motion; and it appearing that the relief requested in the Motion is in the best interests of the Debtor, its creditors, and other parties in interest; and after due deliberation and sufficient cause appearing therefor, it is

          ORDERED that the Settlement Agreement is approved pursuant to Section 363 of the Bankruptcy Code; and it is further

          ORDERED that Jayhawk is authorized to take all actions that may be necessary or appropriate to consummate the Settlement Agreement.

     SIGNED this _______ day of ___________________________, 1997.



                        ____________________________________
                        HONORABLE STEVEN A. FELSENTHAL
                        UNITED STATES BANKRUPTCY JUDGE

                                   EXHIBIT I
                                   ---------
                                      to
                             Settlement Agreement

                               Westcott Release
                               ----------------

                                  [Attached.]


EXHIBIT I - PAGE 1
---------

                                    RELEASE
                                    -------

     This Release (this "Release") is entered into effective the ___ day of
                         -------
_____, 1997, by Carl H. Westcott (the "Guarantor") in favor of Fleet Capital
                                       ---------
Corporation ("Fleet") and Texas Commerce Bank National Association ("TCB").
              -----                                                  ---

                               R E C I T A L S :

     A.   Jayhawk Acceptance Corporation (the "Debtor"), Guarantor and Fleet
                                               ------
have entered into that certain Settlement Agreement (the "Settlement
                               --------------------
Agreement"), dated the date hereof, to settle all disputes among the parties thereto, including, but not limited to those arising from the Debtor's cash collateral motion and Fleet's objections thereto, and to resolve issues addressed in the Settlement Agreement regarding Debtor's plan of reorganization.

     B. Pursuant to the terms of the Settlement Agreement, Guarantor has entered into this Release.

                             A G R E E M E N T S :

     NOW THEREFORE, in consideration of the premises stated above, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed hereby, Guarantor agrees as follows:

     1.   Definitions. For purposes of this Settlement Agreement, the following
          -----------
terms shall have the definitions set forth below:

          "Bankruptcy Court" shall mean the United States Bankruptcy Court for
           ----------------
the Northern District of Texas, Dallas Division.

          "Bankruptcy Case" shall mean the bankruptcy case commenced by the
          ---------------
Debtor filing its Chapter 11 voluntary petition pursuant to 11 U.S.C. (S) 101 et seq. as Case No. 397-31261-SAF-11 in the Bankruptcy Court.

          "Collateral" shall mean the property of Debtor described in the Pre-
           ----------
Petition Loan Documents that secures the obligations of Debtor to Fleet.

          "Effective Date" shall mean the first business day on which the Plan
           --------------
becomes effective, pursuant to the terms of the order of the Bankruptcy Court confirming the Plan.

          "Plan" shall mean a plan of reorganization of Debtor in the Bankruptcy
           ----
Case.

          "Post-Petition Loan Documents" shall mean any and all of the documents
           ----------------------------
executed in connection with or as security for the Term Note in the form annexed to the Settlement Agreement as Exhibit D, including, but not limited to, the
                               ---------
Loan and Security

RELEASE - Page 1
-------

Agreement, Pledge Agreement and Limited Guaranty, forms of which are annexed to the Settlement Agreement as Exhibits B, C and D, respectively.
                            ----------  -     -
          "Pre-Petition Loan Agreement" shall mean that certain Loan and
           ---------------------------
Security Agreement, dated April 4, 1995, as amended by various amendments numbered First through Seventh, by and between the Debtor and Fleet.

     2.   Release of Claims.  Guarantor, on behalf of Guarantor and his heirs,
          -----------------
legal and personal representatives, successors, and assigns, agrees to and hereby does RELEASE, ACQUIT and FOREVER DISCHARGE Fleet, TCB (including, without limitation, all affiliated entities, subsidiaries, direct and indirect parent corporations and holding companies of each of Fleet and TCB) and their respective officers, directors, employees, agents and attorneys, past and present (the "Indemnified Parties"), from all Claims as defined in Paragraph 3
              -------------------                                  -----------
below; and Guarantor hereby agrees to indemnify the Indemnified Parties and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character, including, without limitation, attorneys' fees and expenses, arising out of, connected with, related to, or concerning in any way the breach of this Release or any agreement of Guarantor contained herein.

     3.   Claims.  As used in Paragraph 2 above, the term "Claims" means any and
          ------              -----------
all possible claims, disputes, obligations, demands, actions, causes of action, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the Effective Date, which Guarantor may now or hereafter have against Fleet or any of the Indemnified Parties, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise, which arise out of, are connected with, related to, or concern in any way any of the (i) Pre-Petition Loan Agreement, (ii) the Collateral, (iii) any documents (the "Pre-
                                                                        ---
Petition Loan Documents") executed in connection with or as security for any
-----------------------
transaction or any series of transactions that was evidenced, renewed, extended or modified by the Pre-Petition Loan Agreement, or (iv) the Bankruptcy Case, or which arise out of, are connected with, related to, or concern in any way any action, inaction, performance, non-performance, representation, transaction, or occurrence involving or in any way related to the Pre-Petition Loan Agreement, the Collateral, the Pre-Petition Loan Documents or the Bankruptcy Case.

     4.   Excluded Claims.  As used in Paragraph 2 above, the term "Claims"
          ---------------              -----------
specifically excludes any and all claims, disputes, obligations, demands, actions, causes of action, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating after the Effective Date; and

     5.   No Admission by Fleet or TCB.  This Release shall not be construed as
          ----------------------------
an admission of liability on the part of Fleet or TCB.

     6.   Owner of Claims.  Guarantor hereby represents and warrants that
          ---------------
Guarantor is the current legal and beneficial owner of any and all Claims released hereby, if any, and has not assigned, pledged or contracted to assign or pledge any of such Claims to any other person.

RELEASE - Page 2
-------

     7.   Covenant Not to Sue.  Guarantor further hereby agrees that neither
          -------------------
Guarantor nor any of its agents, employees, heirs, personal representatives, successors or assigns, will bring, commence, institute, maintain, or prosecute any action at law or proceeding in equity, or any legal proceeding whatsoever, any claim for damages or relief whatsoever, against Fleet or any of the other Indemnified Parties, which is based in whole or in part on any matter released hereunder. Guarantor additionally hereby agrees that this Release may be pleaded as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit or other proceeding that may be instituted, prosecuted or attempted by Guarantor or any or all of its agents, employees, independent contractors, heirs, personal representatives, successors or assigns in breach of any of the provisions set forth in this Release.

     8.   VALUE RECEIVED.  GUARANTOR ACKNOWLEDGES THAT FLEET IS RELYING THE
          --------------
AGREEMENTS, REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS RELEASE IN ENTERING INTO THE POST-PETITION LOAN DOCUMENTS WITH DEBTOR AND WOULD NOT ENTER INTO THE POST-PETITION LOAN DOCUMENTS OR OTHER DOCUMENTS CONTEMPLATED BY THE POST-PETITION LOAN DOCUMENTS BUT FOR SUCH AGREEMENTS, REPRESENTATIONS AND WARRANTIES.


           EXECUTED EFFECTIVE the day and year first written above.



                                                   _____________________________
                                                   Carl H. Westcott

RELEASE - Page 3
-------

                         CERTIFICATE OF ACKNOWLEDGMENT


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF DALLAS    (S)


     BEFORE ME on this day personally appeared Carl H. Westcott, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for purposes and consideration therein expressed.

     Given under my hand and seal of office this ____ day of ___________, 1997.


                                            ____________________________________
                                            Notary Public

My Commission Expires:

____________________

RELEASE - Page 4
-------